Exhibit 10.2

Execution Version

This instrument is a mortgage executed and recorded by a public utility, as defined in Indiana Code Section 8-1-2-1, pursuant to Indiana Code Section 8-1-5-1 and shall, upon its recordation, constitute a valid and perfected lien upon all and every part of the property of Southern Indiana Gas and Electric Company described herein (other than Excepted Property, as herein defined), including certain after-acquired property described herein, and situated in any county where this instrument is properly recorded.

AMENDED AND RESTATED

INDENTURE OF MORTGAGE AND DEED OF TRUST

between

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

(F/K/A BANKERS TRUST COMPANY)

as Trustee

Dated as of January 1, 2023

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

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ARTICLE III.	EXISTING BONDS	19

Sec. 3.01.	Description of Existing Bonds	19

ARTICLE IV.	ISSUANCE OF BONDS UPON THE BASIS OF PROPERTY ADDITIONS	20

Sec. 4.01.	Bonds issuable upon basis of Property Additions	20
Sec. 4.02.	No bonds issuable upon basis of Funded Property	20
Sec. 4.03.	Cost or Fair Value of Property Additions as limiting amount of bonds issuable	20
Sec. 4.04.	Issuance of bonds upon basis of property subject to Prior Liens	21
Sec. 4.05.	Requirement as to net earnings	23
Sec. 4.06.	Requirements for issuance of bonds upon basis of Property Additions	23
	(1) Resolution	23
	(2) Treasurer’s certificate	23
	(3) Engineer’s certificate	24
	(4) Further Treasurer’s certificate if Property Additions are subject to Prior Liens	25
	(5) Independent engineer’s certificate in certain cases	26
	(6) Written appraisal in certain cases	26
	(7) Net earnings certificate	26
	(8) Opinion of counsel	27
	(9) Instruments of conveyance, etc.	27
	(10) Supplemental indenture if bonds are of a new series	27

ARTICLE V.	ISSUANCE OF BONDS UPON RETIREMENT OF BONDS PREVIOUSLY OUTSTANDING HEREUNDER	27

Sec. 5.01.	Requirements	27

ARTICLE VI.	ISSUANCE OF BONDS UPON DEPOSIT OF CASH WITH TRUSTEE	28

Sec. 6.01.	Requirements	28
	(1) Resolution	28
	(2) Treasurer’s certificate	28
	(3) Net earnings certificate	28
	(4) Opinion of counsel	29
	(5) Other certificates or documents in certain cases	29
	(6) Supplemental indenture if bonds are of a new series	29
Sec. 6.02.	Withdrawal of cash in lieu of bonds	29
Sec. 6.03.	Withdrawal of cash in other ways	29

ARTICLE VII.	PARTICULAR COVENANTS OF THE COMPANY	30

Sec. 7.01.	Possession; maintenance of lien; and right to mortgage	30
Sec. 7.02.	Payment of principal and interest	30
Sec. 7.03.	Office or agency	30

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Sec. 7.04.	Payment of taxes, etc.; discharge of liens	30
Sec. 7.05.	Insurance of property	30
Sec. 7.06.	Maintenance of corporate existence and franchises	32
Sec. 7.07.	Advances by Trustee	32
Sec. 7.08.	Recording, filing, etc.	32
Sec. 7.09.	Instruments of further assurance	32
Sec. 7.10.	Books of record and account	32
Sec. 7.11.	Voluntary bankruptcy; receiver; assignment for benefit of creditors, etc.	32
Sec. 7.12.	Faithful performance	33
Sec. 7.13.	Cancellation or deposit with Trustee of Prior Lien Bonds on discharge of mortgage securing same	33
Sec. 7.14.	To furnish opinions of counsel as to recording, etc.	34
Sec. 7.15.	To deposit moneys in trust; paying agents	34
Sec. 7.16.	To furnish certificates or opinions as to compliance with conditions precedent	35
Sec. 7.17.	To furnish certificates or opinions as to Fair Value	36
Sec. 7.18.	Statements required in certificates and opinions	37
Sec. 7.19.	To furnish annual certificate as to compliance with provisions of Indenture	37
Sec. 7.20.	[Reserved]	38
Sec. 7.21.	[Reserved]	38
Sec. 7.22.	[Reserved]	38
Sec. 7.23.	[Reserved]	38
Sec. 7.24.	Trustees to give bondholders notice of defaults	38

ARTICLE VIII.	CONCERNING PRIOR LIEN BONDS DEPOSITED WITH TRUSTEE	38

Sec. 8.01.	Uncanceled deposit of Prior Lien Bonds	38
Sec. 8.02.	Prior lien bonds deposited with Trustee	38
Sec. 8.03.	When Trustee to cancel, sell or surrender Prior Lien Bonds	39
Sec. 8.04.	When Company may withdraw Prior Lien Bonds	39
Sec. 8.05.	Rights of Trustee with respect to Prior Lien Bonds upon completed default	39

ARTICLE IX.	REDEMPTION AND PURCHASE OF BONDS	40

Sec. 9.01.	What bonds redeemable	40
Sec. 9.02.	Redemption of part of any series; selection	40
Sec. 9.03.	Deposit of redemption price with Trustee; conditional redemption	40
Sec. 9.04.	Moneys to be paid to respective holders upon surrender of bonds	41
Sec. 9.05.	Purchase of bonds by Trustee	41
Sec. 9.06.	Redeemed and purchased bonds to be cancelled	42

ARTICLE X.	POSSESSION, USE AND RELEASE OF MORTGAGED AND PLEDGED PROPERTY	42

Sec. 10.01.	Company’s possession and quiet enjoyment	42
Sec. 10.02.	Rights of Company without release or consent of Trustee when not in default	42

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Sec. 10.03.	Release of property by Trustee	43
	Requirements	43
	(1) Resolution	43
	(2) Engineer’s certificate	43
	(3) Consideration	43
	(4) Opinion of counsel	44
Sec. 10.04.	Release of certain unimproved real estate upon request of Company	45
Sec. 10.05.	Withdrawal, use or application of money received by Trustee for release	46
Sec. 10.06.	Release of property taken by eminent domain or purchased by governmental body or agency	48
Sec. 10.07.	Subordination of lien of Indenture with respect to Property Additions	48
Sec. 10.08.	When property in hands of receiver or Trustee	49
Sec. 10.09.	Purchaser in good faith not put on inquiry	49
Sec. 10.10.	When Company in default	49
Sec. 10.11.	Release of Gas Plant	49
Sec. 10.12.	Release of property valued in excess of 10/7 of aggregate principal of bonds Outstanding	50

ARTICLE XI.	REMEDIES OF TRUSTEE AND BONDHOLDERS UPON DEFAULT	51

Sec. 11.01.	What constitutes a completed default	51
Sec. 11.02.	Trustee may take possession and operate	51
Sec. 11.03.	Power to sell all mortgaged property	52
Sec. 11.04.	Judicial proceedings	52
Sec. 11.05.	Holders of majority in amount of bonds may direct sale, etc., of property	53
Sec. 11.06.	Appointment of receiver	53
Sec. 11.07.	All bonds to become due and payable upon sale of property	53
Sec. 11.08.	Purchase by bondholders or Trustee	53
Sec. 11.09.	Receipt of Trustee or sale officer to be discharge to purchaser	53
Sec. 11.10.	Sale to divest Company of all rights, etc.	54
Sec. 11.11.	[Reserved]	54
Sec. 11.12.	Disposition of proceeds of sale Order of application	54
	(1) Reimbursement and compensation of Trustee	54
	(1) Taxes, etc.	54
	(2) Principal and interest	54
	(3) Surplus to Company	54
Sec. 11.13	Waiver of advantage of any appraisement, valuation, stay, extension, or redemption laws, and of right to marshal assets	55
Sec. 11.14.	Payment of principal and interest by the Company	55
Sec. 11.15.	Possession of bonds unnecessary in action by Trustee	55
Sec. 11.16.	Rights of bondholders to institute legal proceedings	56
Sec. 11.17.	Waiver of periods of grace	56
Sec. 11.18.	If proceedings abandoned, Trustee and Company restored to former position and rights	56

ARTICLE XII.	EVIDENCE OF RIGHTS OF BONDHOLDERS AND OWNERSHIP OF BONDS	56

Sec. 12.01.	Execution of instruments	56
Sec. 12.02.	Ownership of bonds	57

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ARTICLE XIII.	IMMUNITY OF SUBSCRIBERS TO CAPITAL STOCK, STOCKHOLDERS, OFFICERS AND DIRECTORS	57

Sec. 13.01.	No recourse clause	57

ARTICLE XIV.	EFFECT OF MERGER, CONSOLIDATION, ETC.	58

Sec. 14.01.	Company may merge, consolidate, etc. upon certain terms	58
Sec. 14.02.	Rights of successor	59
Sec. 14.03.	Extent of lien in case of consolidation, etc.	60

ARTICLE XV.	CONCERNING THE TRUSTEE	60

Sec. 15.01.	Acceptance of trust	60
Sec. 15.02.	Recitals are by Company	60
Sec. 15.03.	Trustee under no duty with respect to recording, filing, etc.	61
Sec. 15.04.	Limitation on liability of Trustee in certain circumstances	61
Sec. 15.05.	Trustee acting through agents, etc.	62
Sec. 15.06.	Trustee not required to inquire as to performance, etc.; notice of default	63
Sec. 15.07.	Notice by Trustee to Company	63
Sec. 15.08.	Trustee protected	63
Sec. 15.09.	Sufficiency of evidence for issuance of bonds, etc.	63
Sec. 15.10.	Interest on money with Trustee	64
Sec. 15.11.	Limits on Trustee’s liability	64
Sec. 15.12.	Proof by certificate	65
Sec. 15.13.	Trustee may own bonds; Preferential collection of claims against the Company	65
Sec. 15.14.	Resignation of Trustee	65
Sec. 15.15.	Removal of Trustee for cause	66
Sec. 15.16.	Removal of Trustee without cause	66
Sec. 15.17.	Appointment of separate trustee or co-trustee	67
Sec. 15.18.	Acceptance by successor trustee	68
Sec. 15.19.	Merger or consolidation of Trustee	68
Sec. 15.20.	Disqualification; Conflict of interest	69
Sec. 15.21.	Eligibility of Trustee	69
Sec. 15.22.	Trustee to receive compensation	69
Sec. 15.23.	Determination of percentage of bonds entitling holders to take action	72

ARTICLE XVI.	DISCHARGE OF MORTGAGE	72

Sec. 16.01.	Discharge of mortgage	72

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ARTICLE XVII.	SUPPLEMENTAL INDENTURES	74
Sec. 17.01.	Companyand Trustee may make supplemental indentures Purposes	74
	(1) To correct or amplify property descriptions or mortgage additional property	74
	(2) To add limitations on action by Company, or to add new covenants and agreements	74
	(3) To establish form of new series	74
	(4) To evidence succession to the Company	74
	(5) For any other purpose not inconsistent with Indenture	74
	(6) To comply with Trust Indenture Act	74
Sec. 17.02.	Trustee may join in execution of supplemental indentures without liability therefor	75
Sec. 17.03.	Supplemental indentures to form part of Indenture	75

ARTICLE XVIII.	MISCELLANEOUS	76

Sec. 18.01.	Limitation of rights under Indenture	76
Sec. 18.02.	Discretion of Board of Directors as to issue of bonds	76
Sec. 18.03.	Investment of cash held by Trustee	76
Sec. 18.04.	Deposit with Trustee to pay overdue bonds	76
Sec. 18.05.	Successors and assigns	77
Sec. 18.06.	Execution in counterparts	77
Sec. 18.07.	No implied duties	77
Sec. 18.08.	Prior actions ratified	77
Sec. 18.09.	Conflicts with Trust Indenture Act	78
Sec. 18.10.	Due date of Indenture	78
Sec. 18.11.	Confidentiality	78
Sec. 18.12.	Governing law	78
Sec. 18.13.	Consent to Jurisdiction and Service of Process	79
Sec. 18.14.	U.S.A. Patriot Act	79
Sec. 18.15.	Action on non-business day	79
Sec. 18.16.	Severability	79
Sec. 18.17.	Restatement of Existing Indenture	79

Testimonium		79

Signatures and seals		79

Acknowledgments		79

Recordation Data		3

EXHIBIT A	FORM OF FIRST MORTGAGE BOND	4

EXHIBIT B	1999 SUPPLEMENTAL INDENTURE	10

EXHIBIT C	2013 SUPPLEMENTAL INDENTURE	11

EXHIBIT D	2014 SUPPLEMENTAL INDENTURE	12

EXHIBIT E	2015 SUPPLEMENTAL INDENTURE	13

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AMENDED AND RESTATED INDENTURE OF MORTGAGE AND DEED OF TRUST, dated as of the January 1, 2023, between SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, a corporation of the State of Indiana (hereinafter sometimes called the “Company”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, a corporation organized and existing under the laws of the State of New York, formerly known as BANKERS TRUST COMPANY (hereinafter sometimes called the “Trustee”);

WHEREAS, the Company is authorized by law and desires from time to time to provide funds and acquire property for its corporate purposes and for this reason, in the exercise of said authority, the Company heretofore executed and delivered to the Trustee, a certain Indenture of Mortgage and Deed of Trust dated as of April 1, 1932 (hereinafter sometimes called the “Original Indenture”), to secure the payment of the principal of and the interest and Premium (if any) on all bonds at any time issued and outstanding thereunder, and to declare the terms and conditions upon which bonds are to be issued thereunder;

WHEREAS, the Company heretofore executed and delivered to the Trustee Supplemental Indentures dated as of August 31, 1936, October 1, 1937, March 22, 1939, July 1, 1948, June 1, 1949, October 1, 1949, January 1, 1951, April 1, 1954, March 1, 1957, October 1, 1965, September 1, 1966, August 1, 1968, May 1, 1970, August 1, 1971, April 1, 1972, October 1, 1973, April 1, 1975, January 15, 1977, April 1, 1978, June 4, 1981, January 20, 1983, November 1, 1983, March 1, 1984, June 1, 1984, November 1, 1984, July 1, 1985, November 1, 1985, June 1, 1986, November 15, 1986, January 15, 1987, December 15, 1987, December 13, 1990, April 1, 1993, May 1, 1993, June 1, 1993, July 1, 1999, March 1, 2000, August 1, 2004, October 1, 2004, April 1, 2005, March 1, 2006, December 1, 2007, August 1, 2009, April 1, 2013, September 1, 2014, and September 1, 2015 supplementing and amending the Original Indenture (which Original Indenture as so amended and supplemented is hereinafter referred to as the “Existing Indenture”);

WHEREAS, pursuant to the provisions of the Existing Indenture, the Existing Bonds (as defined herein) have been duly issued and are presently Outstanding and secured by the Existing Indenture, and continue to be secured hereby;

WHEREAS, the Company wishes to amend and restate the terms of the Existing Indenture, and at least sixty-six and two-thirds percent (66 2/3%) of the holders of the Existing Bonds as of the date hereof have previously agreed to such amendment and restatement of the Existing Indenture (as so amended and restated, the “Indenture”);

WHEREAS, the execution and delivery of this Indenture has been duly authorized by the Company;

WHEREAS, all things necessary to make the Existing Bonds valid, binding and legal obligations of the Company, and to make this Indenture a valid, binding and legal obligation of the Company, have been done and performed;

NOW, THEREFORE, THIS INDENTURE WITNESSETH: That Southern Indiana Gas and Electric Company, in consideration of the premises and other due consideration, the receipt whereof is hereby acknowledged, and of the purchase and acceptance of the bonds by the holders thereof, and in order to secure the payment both of the principal and interest of the Existing Bonds and the bonds from time to time issued hereunder, according to their tenor and effect, and the performance of all the provisions hereof and of said bonds, has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by this Indenture does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee, and to its successor or successors in said trust, and to it and its and their assigns forever, all the properties of the Company, real, personal and mixed, in all cases other than Excepted Property (as defined below), located in the counties of Daviess, Dubois, Gibson, Knox, Martin, Pike, Posey, Spencer, Vanderburgh and Warrick in the State of Indiana, together with such additional jurisdictions as may be set forth in one or more supplemental indenture(s) entered into in accordance herewith, including, without in any way limiting the generality of the foregoing:

(1) All its real estate; franchises to use public roads, streets and other public properties; and rights, licenses, grants, easements, leases, permits, and other rights or interests relating to the occupancy or use of real property;

(2) All its electric plants, substations, structures, power plants, power houses and substation machinery, apparatus and equipment, generators, dynamos, boilers, engines, machinery, motors, electrical transmission and distribution systems and lines, telephone systems and lines, towers, masts, poles, wires, lamps, electric apparatus and equipment, overhead and underground electrical constructions, conduits, meters, services, materials and supplies, furniture and fixtures, apparatus, machinery, tools and appliances, implements and equipment and all other property used or useful in connection with the business of manufacturing, distributing and supplying electricity (collectively, the “Electric Plant”); and

(3) All its gas plants, gas works, boilers, engines, retorts, generators, purifiers, scrubbers, holders, convertors, regulators, structures, shops, laboratories, meters, distribution systems, pumps, mains, conduits, pipes, valves, materials and supplies, furniture and fixtures, apparatus, machinery, posts, lamps, tools and appliances, implements and equipment and all other property used or useful in connection with the business of manufacturing, distributing and supplying gas (collectively, the “Gas Plant”);

And all other property, real, personal and mixed (other than Excepted Property) now owned or hereafter acquired by the Company and wheresoever situated, including (without in any way limiting or impairing by the enumeration of the same the scope or intent of the foregoing or any description contained in this Indenture), all lands, flowage rights, water rights, flumes, raceways, dams, rights of way; all steam and power houses, electric plants, gas plants, gas works, telephone systems, computers, data processing, data storage, and data transmission systems, water works, steam heat and hot water plants, lines, service and supply systems, bridges, culverts, ice or refrigeration plants and equipment, plants, substations, shops, laboratories, office buildings and other structures and the equipment thereof; all machinery, engines, boilers, dynamos, electric and gas machines, regulators, motors, transformers, generators, retorts, purifiers, scrubbers, holders, converters, pumps, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, overhead and underground electrical constructions, towers, masts, poles, wires, cables, tools, implements, apparatus, supplies, merchandise, furniture, and chattels; all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose, including towers, poles, wires, cables, pipes, conduits and all apparatus for use in connection therewith; all real estate, lands, leases, leaseholds, and all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described (other than Excepted Property);

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X hereof, hereinafter contained), the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and every part and parcel thereof.

IT IS HEREBY AGREED by the Company that all the property, rights, and franchises acquired by the Company after the date hereof (except to the extent constituting Excepted Property) shall be as fully embraced within the Lien of this Indenture as if such property were now owned by the Company and were specifically described herein and conveyed hereby.

Provided that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of this Indenture (all such property, collectively, the “Excepted Property”):

(1) (a) cash, (b) cash equivalents; (c) shares of stock and (d) obligations (including bonds, notes and other securities) not hereinafter specifically pledged, paid or deposited or delivered hereunder or hereinafter covenanted so to be;

(2) any stock of merchandise, materials, supplies, equipment and/or apparatus, manufactured or acquired for the purpose of sale or resale in the usual course of business;

(3) all its street railway system, interurban railway system, bus system, street and interurban railway and bus lines, rights of way, buses, switches, crossovers, rails, rolling stock, terminals, car barns, stations, freight houses, and all structures, machinery, apparatus, sidings, materials and supplies, furniture and fixtures, tools and appliances, implements and equipment and all other property used or useful only in connection with its street and interurban railway and/or bus business;

(4) all its street and interurban railway and bus franchises, contracts, leases, permits, rights, licenses and privileges;

(5) all contracts, leases, operating agreements and other agreements of whatsoever kind and nature; all contract rights, bills, notes and other instruments and chattel paper; all revenues, income and earnings, all accounts, accounts receivable and unbilled revenues, and all rents, tolls, issues, product and profits, claims, credits, demands and judgments; all governmental and other licenses, permits, franchises, consents and allowances (except to the extent that any of the same are specifically described in clause (1) of the Granting Clauses of this Indenture, in which case they are included within the Lien of this Indenture); and all intellectual property, intellectual property licenses, patents, patent licenses and other patent rights, patent applications, trade names, trademarks, copyrights, domain names, claims, credits, choses in action and all other intangible property and general intangibles including, but not limited to, computer software;

(6) any right, privilege, special utility tariff or similar revenue stream, financing order, order or permission granted by the Indiana Utility Regulatory Commission or any other governmental authority allowing for the collection of rates or special tariffs from customers, including former, current and future customers, of the Company;

(7) automobiles, buses, trucks, truck cranes, tractors, trailers and similar vehicles and moveable equipment; all rolling stock, rail cars and other railroad equipment; all vessels, boats, barges and other marine equipment; all airplanes, helicopters, aircraft engines and other flight equipment; all parts, accessories and supplies used in connection with any of the foregoing; all other property subject to a certificate of title and all personal property of such character that the perfection of a security interest therein or other lien thereon is not governed by the Uniform Commercial Code as then in effect in the jurisdiction in which such property is located;

(8) fuel, materials, supplies and similar personal property which is consumable in its use in the operation of the plants or systems of the Company;

(9) all letter of credit rights, commercial tort claims, deposit accounts, securities accounts and commodities accounts; and

(10) any property or asset if and to the extent that a security interest therein or Lien thereon would result in the contravention of law applicable to the Company.

For the avoidance of doubt, Excepted Property includes all intangible regulatory assets and related rights of the Company or any of its subsidiaries relating to any special utility tariff or similar revenue stream authorized by a financing order to recover costs such as the costs of, or related to, removal, restoration, repair or early retirement of any Electric Plant or Gas Plant (or portion thereof) and other assets, excess fuel costs, other unforeseen or extraordinary costs as a result of a natural disaster or stranded asset costs, or costs associated with the issuance and servicing of securitization bonds or other similar debt securities, and all of the Company’s or such subsidiary’s rights, title and interest in any such special utility tariff or similar revenue stream or financing order relating thereto.

TO HAVE AND TO HOLD all such properties, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever.

IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth, for those who shall hold the bonds issued and to be issued hereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged claims for interest hereinafter set forth (and subject to any sinking funds (or equivalent) that may be hereafter created for the benefit of any particular series); it being intended that the lien and security of all of said bonds of all series issued or to be issued hereunder shall take effect from the execution and delivery of this Indenture, and that the lien and security of this Indenture shall take effect from the date of execution and delivery hereof as though all of the said bonds of all series were actually authenticated and delivered upon such date.

PROVIDED, HOWEVER, if the Company, its successors or assigns, shall pay or cause to be paid, the principal of and interest on said bonds, at the times and in the manner stipulated therein and herein, and shall keep, perform and observe all covenants and obligations in said bonds and in this Indenture expressed to be kept, performed and observed by or on the part of the Company, then this Indenture and the estate and rights hereby granted shall cease and be void, otherwise to be and remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED, by the Company, that all such bonds are to be issued, authenticated and delivered, and that all property subject to the Lien granted pursuant to this Indenture is to be held in trust, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, for the benefit of those who shall hold said bonds, or any of them, as follows:

ARTICLE I

DEFINITIONS

Section 1.01. For all purposes of this Indenture (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) the terms defined this Article 1 shall have the meanings specified in this Article 1.

“Additions Credits” shall mean “Property Additions” as defined and determined under the Existing Indenture that do not constitute Funded Property.

“Affiliate” when used in reference to the Company or any person, shall mean an individual, firm, corporation or other legal entity which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company or such person.

“Company” shall mean Southern Indiana Gas and Electric Company, and shall also include its successors and assigns as provided in Article XIV hereof.

“Corporate Trust Office” shall mean the designated office of the Trustee at which at any time this Indenture shall be administered, which office at the date hereof is located at 1 Columbus Circle, 17th Fl., Mail Stop NYC01-1710, New York, NY 10019, Attention: Trust and Agency Services, or such other address as the Trustee may designate from time to time by notice to the bondholders and the Company, or the designated corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the bondholders and the Company).

“CPI” or “CPI Index” shall mean the Consumer Price Index for the Midwest Area, All-Items for all Urban Consumers (1982-1984 = 100) published by the United States Department of Labor, or, if such index is no longer published or its method of computation is substantially modified, a substitute index published by the United States Government or by a reputable publisher of financial or economic statistics that will fairly and reasonably reflect the same or substantially the same information as the discontinued or modified index selected by the Company.

“Depositary” shall mean, with respect to bonds of any series issuable in whole or in part in the form of one or more Global Bonds, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such bonds as contemplated by Section 2.11.

“Electric Plant” is defined in the Granting Clauses.

“Engineer” shall mean a co-partnership or a corporation engaged in an engineering business or an individual who is an engineer, who, unless specifically required to be an Independent Engineer, may be an employee of the Company or any Affiliate of the Company.

“Engineer’s Certificate” shall mean a certificate signed and verified by the President or a Vice-President of the Company and by an Engineer.

“Excepted Encumbrances” shall mean any of the following: (1) liens for taxes, assessments and other governmental charges or levies not then due or payable on any property of the Company or which are being contested in good faith by the Company; (2) mechanics’, workmen’s, repairmen’s, materialmen’s, warehousemen’s, landlord’s and carriers’ liens, other liens incident to construction, improvement, repair or maintenance of property, liens or privileges of any officers or employees of the Company for compensation earned, and other liens, including without limitation liens for worker’s compensation awards, arising in the ordinary course of business for charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings; (3) any liens securing indebtedness or other obligations neither created, assumed nor guaranteed by the Company, nor on account of which it customarily pays interest charges existing upon real estate, or rights in or relating to real estate of the Company existing at the date of execution and delivery of this Indenture, or, as to property thereafter acquired, at the time of acquisition thereof by the Company; (4) easements or reservations in any property of the Company created at or before the acquisition thereof by the Company for the purpose of roads, pipe lines, transmission lines or other like purposes; (5) rights reserved to or vested in any municipality or public authority by the terms of any franchise, grant, license, permit or by any provision of law to purchase or recapture or to designate a purchaser of any of the properties of the Company; (6) rights reserved to or vested in any municipality or public authority to use or control or regulate any property of the Company; (7) any obligations or duties affecting the property of the Company to any municipality or public authority with respect to any franchise, grant, license or permit; (8) leases affecting properties owned by the Company and renewals and extensions thereof which (i) have respective terms (or periods at the end of which the Company may terminate the lease) of not more than fifteen (15) years (including extensions or renewals at the option of the tenant) or (ii) do not in the aggregate materially impair the use by the Company of such properties considered as a whole for the purpose for which they are held by the Company; (9) rights in others to take or receive any part of the power transmitted, developed or generated by any property of the Company; (10) liens on the Mortgaged and Pledged Property or any part thereof which are granted by the Company to secure (or to obtain letters of credit that secure) the performance of duties or public or statutory, bid or performance obligations or to secure, or serve in lieu of, surety, stay or appeal bonds; (11) restrictions, easements, leases, licenses, mineral reservations or severances, rights of way, declarations, reservations, provisions, covenants, conditions, waivers, defects or irregularities (including gaps in the chain of title), encroachments, survey exceptions or other matters affecting title to any Mortgaged and Pledged Property which do not in the aggregate materially impair the use by the Company of such properties considered as a whole for the purpose for which they are held by the Company, and with respect to any Mortgaged and Pledged Property that is leased by the Company as lessee or sublessee, any matters encumbering the interests of the lessors or sublessors or owners of such property, (12) zoning, entitlement, conservation restriction and other land use and environmental regulations of record imposed by governmental authorities affecting the Mortgaged and Pledged Property; (13) liens on Excepted Property; or (14) (i) security interests and liens existing on the date of this Indenture, (ii) rights and interests of persons other than the Company arising out of contracts, agreements and other instruments to which the Company is a party and which relate to the common ownership or joint use of property, and (iii) all liens on the interests of persons other than the Company in property owned in common by such persons and the Company if and to the extent that the enforcement of such liens would not adversely affect the interests of the Company in such property in any material respect.

“Excepted Property” is defined in the Granting Clauses.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as heretofore amended, and as may be amended from time to time.

“Existing Bonds” are those bonds Outstanding at the execution of this Indenture and are described in Article Three.

“Fair Value” shall mean, unless otherwise specified herein, the fair value to the Company as certified in the relevant certificates delivered hereunder with respect thereto and, in the absence thereof, the fair value to the Company as determined by the Company in good faith.

“Funded Cash” shall mean:

(1) Cash (deposited with and held at the time by the Trustee hereunder or the trustee or other holder of any mortgage or other lien constituting a Prior Lien) to the extent that it represents the proceeds of insurance on or the release of or the taking by eminent domain of Funded Property;

(2) Cash held at any time in any sinking fund or other similar device for the retirement of bonds of one or more series issued hereunder; but when all bonds of such one or more series shall have ceased to be Outstanding hereunder, such cash shall no longer be deemed to be Funded Cash;

(3) Any cash deposited with the Trustee under Section 6.01 hereof; or

(4) Any cash deposited with the Trustee under Section 7.13 or Section 8.04 hereof.

“Funded Prior Lien Bonds” shall mean:

(1) All Prior Lien Bonds in respect of which bonds shall have been issued hereunder under the provisions of Article IV hereof (a) against the deposit of such bonds with the Trustee hereunder; (b) against the deposit of a certificate with the Trustee hereunder in respect to the cancellation of such bonds or the deposit of money for such cancellation; or (c) against the deposit of a certificate in respect to the cancellation of the Prior Lien securing such bonds with the Trustee hereunder.

(2) All Prior Lien Bonds deposited with the Trustee under the provisions of Sections 10.03 and 10.05 as the basis of the release of Funded Property or of Funded Cash.

(3) All Prior Lien Bonds deposited with the Trustee under the provisions of Sections 6.02, 6.03 and 8.04 hereof as the basis of the release of Funded Cash.

(4) All Prior Lien Bonds cancelled or to be cancelled through the use by the trustee or other holder of a Prior Lien securing the same of the proceeds of insurance on or of the release of or of the taking by eminent domain of Funded Property.

(5) All Prior Lien Bonds deposited with the Trustee or with the trustee or other holder of any Prior Lien pursuant to the provisions of clause (2) of Section 7.13 which have not been withdrawn subsequent to such deposit as provided in Section 8.04.

All Prior Lien Bonds not included in the definition of “Funded Prior Lien Bonds” shall be deemed unfunded.

“Funded Property” shall mean:

(1) all property owned by the Company on January 1, 2023, other than Excepted Property and Additions Credits;

(2) all Property Additions to the extent that the same shall have been made the basis of the authentication and delivery of Outstanding bonds;

(3) all Property Additions to the extent that the same shall have been made the basis of the release of Funded Property as defined in this section from the Lien of this Indenture;

(4) all Property Additions to the extent that the same shall have been substituted for Funded Property as defined in this section in the exercise by the Company of any right to apply the proceeds of insurance, released property or property taken by eminent domain to the acquisition of such substituted property without depositing such proceeds with the Trustee hereunder or with the trustee or other holder of any mortgage or other lien constituting a Prior Lien;

(5) all Property Additions to the extent that the same shall have been made the basis of the withdrawal of any Funded Cash held by the Trustee hereunder or by the trustee or other holder of any mortgage or other lien constituting a Prior Lien; and

(6) any property acquired or constructed by the Company the cost of which merely replaces in value on the books of the Company an amount equal to the original cost of any Funded Property, as defined in this section, which has been worn out, lost, sold, destroyed, abandoned, surrendered on lapse of title, has become permanently unserviceable or is withdrawn or retired from service for any reason, provided, however, that whenever any such Funded Property is renewed or replaced by, or there is substituted for it, other property costing more, or the Fair Value of which is more, than an amount equivalent to the cost, or the Fair Value, as applicable, of the Funded Property renewed or replaced or for which other property is substituted, then to the extent of such excess and to such extent only, such property so acquired, made or constructed shall not be deemed Funded Property.

If any Funded Property owned by the Company shall be released from the Lien of this Indenture as hereinafter in Article X provided, the property so released shall at the time of such release cease to be Funded Property but may at any time thereafter again become Funded Property through the operations of any of subdivisions (2), (3), (4), (5), and (6) above.

“Gas Plant” is defined in the Granting Clauses.

“Global Bond” shall mean a bond that evidences all or part of the bonds of any series issued hereunder and bears the legend set forth in Section 2.11 (or such legend as may be specified as contemplated by Section 2.11 for such bonds).

“Government Obligations” shall mean securities which are direct obligations of the United States of America (including trust receipts evidencing an interest therein) and securities for which the United States of America has fully guaranteed the payment of principal and interest.

“Indemnitees” is defined in Section 15.22.

“Independent Engineer” shall mean an Engineer who (1) is in fact independent, (2) does not have any substantial interest, direct or indirect, in the Company or in any Affiliate of the Company, and (3) is not connected with the Company or any Affiliate of the Company, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

“Independent Engineer’s Certificate” shall mean a certificate signed and verified by the President or a Vice-President of the Company and by an Independent Engineer.

“Legal Defeasance” is defined in Section 16.01.

“Lien Hereof” and “Lien of this Indenture” shall mean the lien created or intended to be created by this Indenture (including the lien created by the after-acquired property clauses hereof) and the lien created by any subsequent conveyance or delivery to or pledge with the Trustee hereunder (whether made by the Company or any other corporation or any individual or co-partnership) effectively constituting any property a part of the security held by the Trustee upon the terms and trusts and subject to the conditions specified in this Indenture.

“Mortgaged and Pledged Property” shall mean as of any particular time the property which at said time is covered or intended to be covered by the Lien of this Indenture whether such lien be created by this Indenture (including the lien created by the after-acquired property clauses hereof) or by subsequent conveyance or delivery to the Trustee hereunder or otherwise, excluding at all times, for the avoidance of doubt, any Excepted Property.

“Net Earnings Certificate” shall mean a certificate signed and verified by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company, and, unless exempted by the provisions of Section 7.16(3)(A), if the Net Earnings Certificate is being furnished in connection with the authentication and delivery of bonds and the aggregate principal amount of such bonds and of other bonds authenticated and delivered under this Indenture since the commencement of the then current calendar year (other than those with respect to which a Net Earnings Certificate is not required or with respect to which a certificate or opinion of an independent public accountant has previously been furnished) is fifteen percent (15%) or more of the aggregate principal amount of bonds Outstanding under this Indenture at the time, by an independent public accountant (selected by the Company and approved by the Trustee in the exercise of reasonable care), stating:

(1) the net earnings of the Company for a period of twelve consecutive calendar months within the fifteen calendar months immediately preceding the month in which the application for the authentication and delivery under this Indenture of bonds or other application then applied for is made, showing how the same have been calculated and to that end specifying the operating and net non-operating income and revenues with the principal divisions thereof, and deducting from the total thereof the total operating expenses (including taxes (other than income taxes), rentals, insurance and reasonable charges for current repairs and maintenance but not including charges for renewals and replacements nor any charge for depreciation), and deducting from the balance so arrived at either (a) an amount equal to 10% of the gross operating revenues of the Company for such twelve months period (after deduction from such revenues of the aggregate cost of electric energy, gas and steam purchased for resale), or (b) an amount equal to the amount by which 15% of the gross operating revenues of the Company derived from the Mortgaged and Pledged Property during such twelve months period (after deduction from such revenues of the aggregate cost of electric energy, gas and steam purchased for resale) exceeds the amount expended during such period for current repairs and maintenance of such Mortgaged and Pledged Property, whichever is greater of said amounts computed as provided in subdivisions (a) and (b) above, and further deducting from the balance so arrived at such amount, if any, as may be necessary so that not more than 15% of such balance after such deductions shall consist of the aggregate of (i) non-operating income and/or (ii) net income which in the opinion of the signers is directly derived from the operation of property (other than paving, grading and other improvements to public highways) not subject to the Lien of this Indenture at the date of such certificate;

(2) the annual interest charges upon (a) all bonds Outstanding hereunder at the date of such certificate, (b) those then applied for in the application in connection with which such certificate is made and those applied for in any other pending application, (c) all Outstanding Prior Lien Bonds on the date of such certificate other than Prior Lien Bonds deposited with or made the basis of such application, and (d) all other indebtedness (other than indebtedness for the purchase, payment or redemption of which money in the necessary amount shall have been deposited with the trustee or other holder of the mortgage or other lien securing such indebtedness and other than indebtedness secured by the lien of excepted encumbrances) outstanding in the hands of the public on the date of such certificate and secured by lien prior to the Lien of this Indenture upon property of the Company subject to the Lien of this Indenture if said indebtedness has been assumed by the Company or if the Company customarily pays interest charges upon the principal thereof; and

(3) the aggregate principal amount of the respective bonds and other obligations and indebtedness on which the annual interest charges referred to in subdivisions (a), (b), (c) and (d) of clause (2) of this Section are calculated.

If any of the property owned by the Company at the time of the making of any Net Earnings Certificate shall have been acquired by it during or after any period for which net earnings are to be computed, the net earnings of such property (computed in the manner herein specified for the computation of the net earnings of the Company) during such period or such part of such period as shall have preceded the acquisition thereof by the Company, to the extent that the same have not otherwise been included, and unless such property was acquired by the exchange of property the earnings of which have been included, shall be treated as net earnings of the Company for all purposes of this Indenture.

In the event any bonds bear, are being issued which bear, or are to bear, interest at a variable rate during such period, for purposes of calculating annual interest charges on such bonds pursuant to clause (2) above for any such period, the Company shall assume that the rate of interest applicable to such period is the highest of (A) the actual rate at the date of calculation, or if the bonds are not yet Outstanding, the initial rate, (B) if the bonds have been Outstanding for at least 12 months, the average rate over the 12 months immediately preceding the date of calculation, and

(C)(i) if the obligations which are secured by such bonds are issued as obligations the interest on which is excludable from gross income under the applicable provisions of the Internal Revenue Code of 1986, as amended, the rate of interest shown in the most recently published interest rate in The Bond Buyer as the 30 Year Index of 25 Revenue Bonds or a comparable index selected by the President, a Vice President or the Treasurer of the Company or (ii) if interest on the obligations which are secured by such bonds is not intended to be so excludable or if such bonds do not secure a separate obligation of the Company, the interest rate on Government Obligations with comparable maturities, but in each case not in excess of the lesser of (y) the maximum rate authorized by law and (z) the maximum rate permitted in the supplement to this Indenture authorizing the issuance of the related bonds.

“Opinion of Counsel” shall mean an opinion in writing signed by counsel (who may be of counsel to the Company) appointed by the Company.

“Outstanding” shall mean, unless otherwise defined, as of any particular time with respect to bonds issued under this Indenture all bonds which theretofore shall have been authenticated and delivered under this Indenture by the Trustee, except (1) bonds theretofore paid, retired, redeemed or canceled, and/or for the purchase, payment or redemption of which money in the necessary amount shall have been deposited with or shall then be held by the Trustee with irrevocable direction so to apply the same, (2) bonds held or then delivered to the Trustee to be held in pledge by the Trustee under any of the provisions of this Indenture, and (3) bonds authenticated and delivered upon transfer of, in exchange for, in substitution for or in lieu of any bond or bonds theretofore authenticated and delivered and not paid, retired, redeemed or canceled, or for the payment or redemption of which money shall not have been deposited under any of the provisions of this Indenture; provided, however, that in determining whether or not the holders of the requisite principal amount of the Outstanding bonds issued under this Indenture, or the Outstanding bonds of any series of bonds, have given, made or taken any request, demand, authorization, direction, notice, consent, election, waiver or other action hereunder, bonds owned by the Company or any other obligor upon the bonds or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, election, waiver or other action, only bonds which the Trustee knows to be so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such bonds and that the pledgee is not the Company or any other obligor upon the bonds or any Affiliate of the Company or of such other obligor.

“Outstanding Prior Lien Bonds” shall mean as of any particular time all Prior Lien Bonds theretofore authenticated and delivered by the trustee of the mortgage or other lien securing the same or, if there be no such trustee, all Prior Lien Bonds theretofore made and delivered by the maker of such mortgage or other lien, except (1) Prior Lien Bonds theretofore paid, retired, redeemed, discharged or canceled, (2) Prior Lien Bonds held or then delivered to the Trustee to be held in pledge hereunder, (3) Prior Lien Bonds held by the trustee or other holder of the mortgage or other lien securing such Prior Lien Bonds or other Prior Lien Bonds (under conditions such that no transfer of ownership or possession of such Prior Lien Bonds by the trustee or other holder of such mortgage or other lien is permissible except upon a default thereunder or except to the Trustee hereunder to be held subject to the provisions of Article VIII hereof or to the trustee or other holder of the mortgage or other lien securing such Prior Lien Bonds or other Prior Lien Bonds for cancellation or to be held uncanceled under the terms of the mortgage or other lien securing such Prior Lien Bonds or other Prior Lien Bonds under like conditions), (4) Prior Lien Bonds for the purchase, payment or redemption of which money in the necessary amount shall have been deposited with or be held, with irrevocable direction so to apply, by the Trustee hereunder or by the trustee or other holder of the mortgage or other lien securing such Prior Lien Bonds, and (5) Prior Lien Bonds authenticated and delivered upon transfer of, in exchange for, or in substitution for or in lieu of any Prior Lien Bonds theretofore authenticated and delivered and not paid, retired, redeemed or canceled, or for the payment or redemption of which money shall not have been deposited, under any of the usual provisions of the Prior Lien securing such Prior Lien Bonds.

“Premium” shall include, without limitation, any “make-whole amount”.

“Prime Rate” shall mean the prime rate as published in the Money Rates Section of The Wall Street Journal; however, if such rate is, at any time during the term of this Indenture, no longer so published, the term Prime Rate shall mean the average of the prime interest rates which are announced from time to time, by the three largest banks (by assets) headquartered in the United States which publish a prime, base or reference rate, in any case not to exceed the maximum rate permitted by law.

“principal” shall mean principal on any bond and include, when used in connection with the description of any bonds issued hereunder (unless otherwise specified herein), any Premium which may be due and payable at any time with respect to such bonds, as specified in a supplemental indenture pursuant to clause (4) of Section 2.01.

“Prior Liens” shall mean mortgage or other liens (excluding Excepted Encumbrances) prior to the Lien of this Indenture existing at any particular time upon any Funded Property additions or upon Property Additions made the basis, in accordance with the provisions of this Indenture, for an application for the authentication and delivery of bonds, the withdrawal of cash or the release of property under this Indenture.

“Prior Lien Bonds” shall mean bonds, obligations or other evidences of indebtedness secured by Prior Liens.

“Property Additions” (1) shall mean (a) Additions Credits; and (b) plants, lines, machinery, transmission lines, distribution, service and supply systems, automobiles, property, real or personal, and permanent improvements, extensions or additions acquired, made or constructed by the Company subsequent to January 1, 2023, and (except as to paving, grading and other improvements to public highways, or other public property) subjected to the Lien of this Indenture, and used or useful or to be used in the business of generating, manufacturing, transmitting, distributing or supplying electricity or gas for light, heat, power or other purposes, or steam or hot water for power or heat purposes, or water for domestic or public use.

(2) The term “Property Additions” shall not include (a) any property acquired or constructed by the Company on or prior to April 1, 1932, (b) any Excepted Property, (c) going value or good will, or franchise or governmental permits granted to or acquired by the Company, as such, separate and distinct from the property operated thereunder, (d) any property released from the Lien of this Indenture pursuant to Article X, (e) any natural gas wells or natural gas leases or other works or property used or useful only in the production of natural gas, or (f) any Property Additions not located within the territory comprising the State of Indiana, except to the extent additional jurisdictions may be set forth in one or more supplemental indenture(s) entered into in accordance herewith.

(3) Property additions shall be deemed “funded” while they are “Funded Property” as defined above, and shall be deemed “unfunded” when they are not “Funded Property.”

“Resolution” shall mean a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company.

“Responsible Officer” shall mean, when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any senior vice president, vice president, assistant vice president, any trust officer or assistant trust officer, or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter relating to this Indenture is referred because of such person’s knowledge of and familiarity with the particular subject and who, in each case, shall have direct responsibility for the administration of this Indenture.

“Series” references herein to a series of bonds shall include any applicable Tranche or Tranches, as the case may be.

“Tranche” shall mean a group of bonds which (1) are of the same series and (2) have identical terms except as to principal amount, rate of interest, maturity date and/or date of issuance.

“Treasurer’s Certificate” shall mean a certificate signed and verified by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as in effect at the date as of which this Indenture was executed; provided, however, that if the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Trustee” shall mean Deutsche Bank Trust Company Americas, and shall also include its successors and assigns as provided in Article XV hereof.

ARTICLE II

FORM, EXECUTION AND EXCHANGE OF BONDS

Section 2.01. At the option of the Company, the bonds issued hereunder may be issued in one or more series, the bonds of each series maturing on such dates, bearing interest at such rates and containing such other terms and provisions respectively as the Board of Directors of the Company prior to the authentication thereof may determine in accordance with the further provisions hereof. The bonds of any one or more series may be expressed in one or more foreign languages, if also expressed in the English language. The English text shall govern the construction thereof and both or all texts shall constitute but a single obligation. The English text of the bonds and the Trustee’s certificate shall be respectively substantially of the tenor and purport above recited, provided, however, that the form of each series as established by the Board of Directors shall specify the descriptive title of the bonds, the designation of the series, the rate or rates of interest to be borne by the bonds of that series, the date of maturity and a place for the payment of principal and interest and a place for the registration and transfer of bonds. Such descriptive title of the bonds shall contain the words “First Mortgage Bonds.” The bonds of each series shall be substantially in the form attached hereto as Exhibit A, with such omissions, variations and insertions as are permitted by this Indenture.

Any series of bonds may also contain such provisions as the Company may, in its discretion, cause to be inserted therein:

(1) specifying any additional place or places, either in the United States or elsewhere, for the payment of principal and interest or the registration of bonds or the transfer of bonds;

(2) expressing any obligation of the Company for the payment of the principal of the bonds of that series or the interest thereon, or both, without deduction for taxes or for the reimbursement of taxes in case of payment by the bondholders, it being understood that such obligation may be limited to taxes imposed by any taxing authorities of a specified class and may exclude from its operation or be limited to any specified tax or taxes or any portion thereof;

(3) expressing any obligation of the Company for the creation of a sinking, amortization, improvement, renewal or analogous fund for bonds of that series;

(4) expressing any obligation of the Company to pay any Premium(s) on bonds of that series;

(5) expressing any obligation of the Company to permit the conversion of bonds of that series into capital stock of the Company of any designated class;

(6) permitting the bondholders to make, at a specified place or places, exchanges of bonds for bonds of other authorized denominations and exchanges of bonds of one series for bonds of another series. Such privilege of exchange may in any case be made subject to such conditions, limitations or restrictions as the Board of Directors shall determine and the privilege of exchange may in any case be conferred upon the holders of bonds of one or more denominations and withheld from the holders of bonds of other denominations of the same series;

(7) reserving to the Company the right to redeem all or any part of the bonds of that series before maturity at a time or times and at a redemption price or prices which, subject to the provisions of Section 2.08 hereof, shall be specified in the form of bond;

(8) expressing that any bonds of a series shall be issuable in whole or in part in the form of one or more Global Bonds and in such case, the respective Depositaries for such Global Bonds, the form of any legend or legends which shall be borne by any such Global Bond in addition to or in lieu of that set forth in Section 2.11 and any circumstances in addition to or in lieu of those set forth in Section 2.11 in which any such Global Bond may be exchanged in whole or in part for bonds registered, and any transfer of such Global Bond in whole or in part may be registered, in the name or names of persons other than the Depositary for such Global Bond or a nominee thereof; or

(9) in any other respect expressing or referring to the terms and conditions upon which such bonds are to be issued or secured under this Indenture.

Section 2.02. Bonds of any series issuable hereunder shall be executed, authenticated and delivered originally as fully registered bonds, of such denomination or denominations as the Board of Directors of the Company may from time to time authorize.

Section 2.03. The bonds shall bear interest from, and shall be dated as of, the interest payment date next preceding the date on which the same shall be authenticated by the Trustee, or, if such date of authentication shall be an interest payment date, such bonds shall bear interest from, and shall be dated as of, such interest payment date, or, if such date of authentication shall be a date prior to the first interest payment date for bonds of the series being authenticated, such bonds shall bear interest from, and shall be dated as of, the commencement of the first interest period for such series.

Section 2.04. Any bond may have imprinted thereon any legend or legends necessary to comply with the requirements of any governmental body or stock exchange or to conform to general usage, and the Board of Directors of the Company by Resolution may amend any legend on bonds then Outstanding so as to comply with such requirements or so as to conform to such usage.

Section 2.05. In all cases in which the privilege of exchanging bonds exists and is exercised, the bonds to be exchanged shall be surrendered at such place or places as shall be designated for the purpose, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the bond or bonds which the bondholder making the exchange shall be entitled to receive. All bonds so surrendered for exchange shall be accompanied by a written instrument of transfer in form approved by the Company duly executed by the registered holder. All bonds so surrendered for exchange shall be canceled by the Trustee. Upon every transfer of bonds as permitted by the next succeeding Section, and upon every exchange of bonds, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge required to be paid by the Company. The Company shall not be required to make transfers or exchanges of bonds of any series for a period of ten (10) days next preceding any interest payment date of said series. The Company shall not be required to make transfers or exchanges of bonds of any such series for a period of ten (10) days next preceding any selection of bonds of the particular series to be redeemed, and the Company shall not be required to make transfers or exchanges of the principal amount of any bonds of any such series called or selected for redemption.

Section 2.06. The Company shall keep at such place or places as shall be designated for the purpose, books for the registration and transfer of bonds issued hereunder, which, at all reasonable times, shall be open for inspection by the Trustee; and upon the presentation for such purpose at any such place or places, the Company will register or cause to be registered therein, in the name of the holder or such holder’s nominee or designee, and permit to be transferred thereon, under such reasonable regulations as it may prescribe, any bonds issued under this Indenture and entitled to registration or transfer at such office. Upon the transfer of any bond, the Company shall issue in the name of the transferee or transferees, or their respective nominees or designees, a new bond or new bonds of the same series for a like principal amount and the Trustee shall authenticate and deliver the same to such transferee or transferees, or nominee or designee. All bonds so surrendered for transfer shall be canceled by the Trustee.

Section 2.07. All bonds issued hereunder shall, from time to time, be executed (including any electronic signature complying with Section 18.06) on behalf of the Company by an officer of the Company. The signatures of any such officer may be delivered by facsimile, electronic mail or other electronic transmission. In case any of the officers who shall have signed any bonds shall cease to be such officers of the Company before the bond so signed shall have been actually authenticated by the Trustee or delivered or issued by the Company, such bonds nevertheless may be authenticated, delivered and issued with the same force and effect as though the person or persons who signed such bonds had not ceased to be such officer or officers of the Company.

Section 2.08. Until definitive bonds of any series issued under this Indenture are ready for delivery, there may be authenticated, delivered and issued in lieu thereof temporary bonds which are printed, typewritten, printed, lithographed or otherwise produced, in any authorized denomination, substantially of the tenor of the bonds hereinbefore described and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such bonds may determine. Such temporary bonds may be in such denomination or denominations as the Board of Directors of the Company may determine. Until exchanged for definitive bonds of the same series, such temporary bonds shall be entitled to the lien and benefit of this Indenture. Upon such exchange, which the Company shall make without any charge therefor, such temporary bonds shall be canceled by the Trustee. When and as interest is paid upon any temporary bond the fact of such payment shall be noted thereon. Until such definitive bonds are ready for delivery, the holder of one or more temporary bonds may exchange the same on the surrender thereof, properly endorsed for transfer, to the Trustee for cancellation, and shall be entitled to receive temporary bonds of the same series of like aggregate principal amount of such other denominations as the Board of Directors may determine to issue in exchange.

Section 2.09. Upon receipt by the Company and the Trustee of evidence satisfactory to them, of the loss, destruction or mutilation of any bond Outstanding, hereunder, and of indemnity satisfactory to them, and upon payment, if the Company shall require it, of a reasonable charge and upon reimbursement to the Company and the Trustee of all reasonable expense incident thereto, and upon surrender and cancellation of such bond, if mutilated, the Company may execute, and the Trustee shall authenticate and deliver, a new bond of like tenor and of the same series, in lieu of such lost, destroyed or mutilated bond.

Section 2.10. No bonds shall be secured hereby unless there shall be endorsed thereon (by manual or electronic signature) the certificate of the Trustee, substantially in the form set forth in Exhibit A, that it is one of the bonds (or temporary bonds) of the series designated therein herein described; and such certificate on any such bond shall be conclusive evidence that such bond has been duly authenticated and delivered and is secured hereby. The Company may use “CUSIP” or other similar numbers (if then generally in use) as a convenience to holders of bonds, and, if so, the Trustee may use “CUSIP” or such other numbers in notices of redemption; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the bonds or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the bonds, in which case neither the Company nor the Trustee, or any agent of any of them, shall have any liability in respect of any CUSIP number used on any such notice, and any such redemption shall not be affected by any defect in or omission of such numbers The Company shall promptly notify the Trustee in writing of any change in “CUSIP” numbers.

Section 2.11. Each Global Bond issued hereunder shall be registered in the name of the Depositary designated for such Global Bond or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Bond shall constitute a single bond issued hereunder for all purposes of this Indenture. Notwithstanding any other provision in this Indenture, no Global Bond may be exchanged in whole or in part for bonds registered, and no transfer of a Global Bond in whole or in part may be registered, in the name of any person other than the Depositary for such Global Bond or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Bond or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing a completed default as contemplated under Section 11.01 with respect to such Global Bond or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 2.01. Subject to the foregoing sentence, any exchange of a Global Bond for other bonds may be made in whole or in part, and all bonds issued in exchange for a Global Bond or any portion thereof shall be registered in such names as the Depositary for such Global Bond shall direct. Every bond authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Bond or any portion thereof, whether pursuant to this Section or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Bond, unless such bond is registered in the name of a person other than the Depositary for such Global Bond or a nominee thereof. Unless otherwise specified as contemplated by Section 2.01 for the bonds evidenced thereby, every Global Bond authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Section 2.12. The aggregate principal amount of bonds which may be secured by this Indenture is not limited, but shall include such amount as may now or hereafter from time to time be authenticated and delivered under the provisions of this Indenture. Nothing in this Indenture contained shall limit the power of the Board of Directors of the Company to fix the price at which the bonds authenticated and delivered under any of the provisions of this Indenture may be issued, exchanged, sold or disposed of, but any or all of said bonds may be issued, exchanged, sold or disposed of upon such terms and for such considerations as the Board of Directors of the Company may deem fit and as may be permitted by law.

ARTICLE III

EXISTING BONDS

Section 3.01. Pursuant to the provisions of the Existing Indenture, bonds that have been duly issued and are presently Outstanding and secured by the Existing Indenture, and which will, pursuant to Section 18.12 continue to be secured by this Indenture are as follows:

(1) First Mortgage Bonds, 6.72% Senior Note Series of 1999 due 2029, issued pursuant to that certain Supplemental Indenture dated as of July 1, 1999 setting forth the terms and conditions of such bonds, which Supplemental Indenture is attached hereto as Exhibit B;

(2) First Mortgage Bonds, Series 2013A due 2038, issued pursuant to that certain Supplemental Indenture dated April 1, 2013 attached hereto as Exhibit C (the “2013 Supplemental Indenture”);

(3) First Mortgage Bonds, Series 2013B, due 2043, issued pursuant to the 2013 Supplemental Indenture;

(4) First Mortgage Bonds, Series 2013D due 2024, issued pursuant to the 2013 Supplemental Indenture;

(5) First Mortgage Bonds, Series 2013E due 2037, issued pursuant to the 2013 Supplemental Indenture;

(6) First Mortgage Bonds, Series 2014A due 2044, issued pursuant to that certain Supplemental Indenture dated September 1, 2014 attached hereto as Exhibit D (the “2014 Supplemental Indenture”);

(7) First Mortgage Bonds, Series 2014B due 2025, issued pursuant to the 2014 Supplemental Indenture;

(8) First Mortgage Bonds, Series 2015 (Mount Vernon) due September 1, 2055, issued pursuant to that certain Supplemental Indenture dated September 1, 2015 attached hereto as Exhibit E (the “2015 Supplemental Indenture”); and

(9) First Mortgage Bonds, Series 2015 (Warrick), due September 1, 2055 issued pursuant to the 2015 Supplemental Indenture.

ARTICLE IV

ISSUANCE OF BONDS UPON THE BASIS OF PROPERTY ADDITIONS

Section 4.01. Bonds of any one or more series may from time to time be executed by the Company and delivered to the Trustee, and shall be authenticated by the Trustee and delivered from time to time to the Company upon the basis of Property Additions, but only in accordance with and subject to the conditions, provisions and limitations set forth in the next succeeding Sections of this Article.

Section 4.02. No bonds shall be authenticated and delivered at any time under the provisions of this Article IV, upon the basis of Funded Property.

Section 4.03. Bonds of any one or more series shall be authenticated and delivered under the provisions of this Article IV upon the basis of Property Additions for a principal amount not exceeding seventy percent (70%) of the cost or the then Fair Value thereof to the Company (whichever shall be less). The cost of any such Property Additions shall be deemed to be the sum of (1) any cash forming all or a part of such cost, (2) an amount equivalent to the fair market value in cash of any securities issued or delivered in payment therefor or for the acquisition thereof as of the date of such issue or delivery as stated in the certificate hereinafter in clause (6) of Section 4.06 hereof provided for, (3) the principal amount of any Outstanding Prior Lien Bonds secured by lien upon such Property Additions at the time of their acquisition unless the certificate described in clause (4) of Section 4.06 shall show that the principal amount of such Prior Lien Bonds has theretofore been included in the cost of other Property Additions subject to the same Prior Liens theretofore made the basis of the authentication and delivery of bonds under this Article IV, or the withdrawal of cash or the release of property under any of the provisions of this Indenture, (4) the principal amount of any other unsecured obligations incurred or assumed by the Company in connection with the payment for such Property Additions or for the acquisition thereof, and (5) any other amounts which, in accordance with generally accepted accounting principles, are properly charged or chargeable to the plant or other property accounts of the Company with respect to such Property Additions. The amount of the cost of any Property Additions and the then Fair Value thereof and the fair market value in cash of any securities so issued and delivered in payment therefor shall be determined for the purposes of this Section by the appropriate certificates provided for in Section 4.06 hereof.

Section 4.04. In all cases in which it shall appear from the certificates provided for in Section 4.06 hereof, that Property Additions proposed to be made the basis for the authentication and delivery of bonds under the provisions of this Article IV are subject to Prior Liens, the principal amount of the then Outstanding Prior Lien Bonds secured by such Prior Liens shall be deducted from the amount of bonds which might otherwise be authenticated upon the basis of such Property Additions pursuant to the provisions of Section 4.03 hereof, unless such certificates shall also show that the principal amount of such Prior Lien Bonds has theretofore been deducted when other Property Additions subject to the same Prior Liens have theretofore been made the basis of the authentication and delivery of bonds under this Article IV, or the withdrawal of cash or the release of property under any of the provisions of this Indenture.

Bonds of any one or more series may be authenticated and delivered for or on account of the refunding or reduction of an equal aggregate principal amount of unfunded Prior Lien Bonds as in this Article IV provided, and all or any thereof may from time to time be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to the Company:

(1) Against and upon the deposit with the Trustee of an equal principal amount of such unfunded Prior Lien Bonds to be held and dealt with by the Trustee in the manner and subject to the conditions and provisions set forth in Article VIII hereof; or

(2) Upon the receipt by the Trustee of a Treasurer’s certificate that an equal principal amount of such unfunded Prior Lien Bonds (a) has been paid or cancelled or is held uncancelled by the trustee or other holder of any Prior Lien securing the same (under conditions such that no transfer of ownership or possession of such Prior Lien Bonds by the trustee or other holder of the Prior Lien securing the same is permissible except upon a default thereunder or except to the Trustee hereunder, to be held subject to the provisions of Article VIII hereof) or (b) has been ascertained by judicial determination or otherwise to be invalid; or

(3) Upon receipt by the Trustee of a Treasurer’s Certificate that money in the necessary amount for the purchase, payment or redemption of an equal principal amount of such unfunded Prior Lien Bonds has been irrevocably deposited by or on behalf of the Company with the trustee or other holder of the Prior Lien securing the same.

No bonds shall be authenticated and delivered under the provisions of this Section 4.04 unless the Trustee at the time of the application for such authentication and delivery shall receive a Resolution and certificate such as are described in clauses (1) and (2) of Section 4.06 hereof, an Opinion of Counsel such as is described in clause (4) of Section 6.01 hereof, together with the officially authenticated certificates and other documents, if any, specified in such Opinion of Counsel, a Treasurer’s Certificate, to the effect that such authentication of bonds will be in compliance with the requirements of this Section, and, if such bonds are of a new series, a supplemental indenture as described in clause (3) of Section 17.01 hereof.

No bonds shall be authenticated and delivered under the provisions of this Article IV nor Funded Cash be withdrawn nor Funded Property be released under any of the provisions of this Indenture upon the basis of any Property Additions subject to Prior Liens in any case in which it shall appear from the certificates provided for hereinafter in Section 4.06 that:

(a) the principal amount of all bonds theretofore authenticated and delivered by the Trustee (including any bonds for the authentication and delivery of which application is then made) under the provisions of this Article IV upon the basis of such Property Additions subject to Prior Liens as shall have continued to be subject to such Prior Liens;

(b) the total amount of Funded Cash deposited with the Trustee under the provisions of Section 6.01, and/or Section 8.04 hereof and theretofore withdrawn (including any such Funded Cash for the withdrawal of which application is then made) under any of the provisions of this Indenture upon such basis;

(c) the amount which constitutes seventy percent (70%) of all Funded Cash (other than Funded Cash representing the proceeds of insurance on, or of the release or other disposition of, Property Additions subject to Prior Liens) deposited with the Trustee under the provisions of Sections 7.05, 7.13, 8.02, 10.03, 10.04, 10.05 and/or 10.06 hereof and theretofore withdrawn (including any such Funded Cash for the withdrawal of which application is then made) under any of the provisions of this Indenture upon such basis; and

(d) the amount which constitutes seventy percent (70%) of the cost or of the then Fair Value (whichever is less) at the time of the release hereinafter in this subdivision (d) mentioned, of such Property Additions subject to Prior Liens as shall have continued to be subject to such Prior Liens (including such Property Additions subject to Prior Liens then used as the basis for the release, if any, then applied for), used as a basis for the release from the Lien of this Indenture of Funded Property (other than Funded Property subject to Prior Liens)

in the aggregate exceed fifteen percent (15%) of the aggregate principal amount of all bonds authenticated and delivered under this Indenture to the date of such application, including those applied for (except bonds authenticated and delivered hereunder under the provisions of Article V or upon transfer of which or in exchange or substitution for or in lieu of which other bonds have been authenticated and delivered under any of the provisions of this Indenture).

No bonds shall be authenticated and delivered under the provisions of this Article IV nor Funded Cash be withdrawn nor Funded Property be released under any of the provisions of this Indenture upon the basis of the acquisition or construction of any Property Additions subject to Prior Liens in any case in which it shall appear from the certificates hereinafter in Section 4.06 provided for that the principal amount of Outstanding Prior Lien Bonds secured by such Prior Liens exceeds in principal amount fifty percent (50%) of the cost or of the then Fair Value

(whichever is less) of such Property Additions unless such certificates shall also show that the principal amount of such Prior Lien Bonds has theretofore been deducted when other Property Additions subject to the same Prior Liens have theretofore been made the basis of the authentication and delivery of bonds under this Article IV, or the release of property or the withdrawal of cash under any of the provisions of this Indenture.

The Trustee shall assume that any Property Additions subject to Prior Liens which shall have formed the basis of the authentication and delivery of bonds or the withdrawal of Funded Cash or the release of Funded Property have continued to be subject to such Prior Liens until the Trustee shall have received a Treasurer’s Certificate to the contrary. If at any time and from time to time by reason either of the discharge of Prior Liens or an increase in the aggregate amount of bonds authenticated and delivered under this Indenture there shall be a change in the aggregate principal amount of bonds which may be authenticated and delivered within the limitations prescribed by this Section then any bonds which before such change were not permitted to have been authenticated and delivered by reason of such limitations, may be authenticated and delivered subject to such limitations as fixed by such change.

No bonds shall be authenticated and delivered under the provisions of the next preceding paragraph of this Section unless the Trustee at the time of the application for such authentication and delivery shall receive a Resolution and certificates such as are described in clauses (1), (2), (3) and (7) of Section 4.06 hereof, an Opinion of Counsel such as is described in clause (8) of Section 4.06 hereof, together with the officially authenticated certificates and other documents, if any, specified in such Opinion of Counsel and a supplemental indenture as described in clause (3) of Section 17.01 hereof, if such bonds shall be of a new series.

Section 4.05. No bonds shall be authenticated and delivered upon the basis of Property Additions unless, as shown by a Net Earnings Certificate, the net earnings of the Company for the period therein referred to shall have been in the aggregate at least equivalent to twice the aggregate annual interest charges specified in such Net Earnings Certificate pursuant to the provisions of clause (2) of the definition of Net Earnings Certificate and at least equivalent to 10% of the amount specified in such Net Earnings Certificate pursuant to the provisions of clause (3) of such definition.

Section 4.06. No application by the Company to the Trustee for the authentication and delivery of bonds hereunder upon the basis of Property Additions shall be granted by the Trustee, until the Trustee shall have received:

(1) A Treasurer’s Certificate requesting the Trustee to authenticate and deliver bonds, (a) specifying the principal amount of bonds called for, the series thereof and any other matters with respect thereto required or permitted by this Indenture, and (b) specifying the officer or officers of the Company to whom, or upon whose written order, such bonds shall be delivered.

(2) A Treasurer’s Certificate stating that the Company is not to the knowledge of the signers in default under any of the provisions of this Indenture.

(3) An Engineer’s Certificate describing

(a) the Property Additions made the basis of the application in reasonable detail;

(b) stating as to Property Additions that they are Property Additions, as defined in Section 1.01 hereof;

(c) stating that such Property Additions are desirable for use in the proper conduct of the Company’s business, and that they do not consist in whole or in part of Funded Property, as defined in Section 1.01 hereof;

(d) stating as to each of the Property Additions described in such certificate, except as to Property Additions acquired, made or constructed wholly through the issue or delivery of securities, the amount of cash forming all or part of the cost thereof, and briefly describing with respect to any Property Additions acquired, made or constructed in whole or in part through the issue or delivery of securities, the securities so issued or delivered;

(e) stating as to each of the Property Additions described in such certificate, except as to Property Additions of the character specified in clause (5) of this Section, the cost thereof to the Company (computed as provided in Section 4.03 hereof) and the then Fair Value thereof to the Company;

(f) specifying the general nature, extent and amount of any Prior Liens (and the principal amount of all Prior Lien Bonds secured thereby) existing upon each of the Property Additions described in such certificate and whether or not Property Additions subject to the same Prior Liens have theretofore been made the basis of the authentication and delivery of bonds under this Article IV, or of the withdrawal of cash or of the release of property under any of the provisions of this Indenture, and, if so, the date of the application;

(g) and stating what part, if any, of such Property Additions consists of property which has been used or operated by others than the Company in the public utility business. If any such Property Additions have been used or operated by others than the Company in the public utility business, the amount of cash stated to form part of the cost thereof may include the amount of cash forming part of the cost of any rights and intangible property simultaneously acquired with the same for which no separate or distinct consideration shall have been paid or apportioned, and in such case the term Property Additions as defined herein may include such rights and intangible property.

(4) If any of the Property Additions made the basis of the application are shown by the Engineer’s Certificate provided for in clause (3) above, to be subject to Prior Liens, a further Treasurer’s Certificate stating:

(a) whether or not other Property Additions subject to the same Prior Liens have theretofore been made the basis of the authentication and delivery of bonds under this Article IV, or the withdrawal of cash or the release of property under any of the provisions of this Indenture; and whether or not the principal amount of Prior Lien Bonds secured thereby have been theretofore deducted in connection with such authentication, withdrawal or release;

(b) the cost and Fair Value as set forth in the Engineer’s Certificate, referred to in clause (3) above, or in the Independent Engineer’s Certificate or the appraisal, referred to in clauses (5) and (6) of this Section, of each of the Property Additions subject to the lien of Outstanding Prior Lien Bonds, as set forth in subdivision (f) of clause (3) above, and the principal amount of the Prior Lien Bonds secured by each of said Property Additions, unless this certificate shall show that other Property Additions subject to the same Prior Liens have theretofore been made the basis of the authentication and delivery of bonds under this Article IV or the release of property or the withdrawal of cash under any of the provisions of this Indenture;

(c) the principal amount of all bonds theretofore authenticated and delivered by the Trustee under the provisions of Article IV hereof (including any bonds for the authentication and delivery of which application is then made) upon the basis of Property Additions subject to Prior Liens;

(d) the total amount of Funded Cash deposited with the Trustee under the provisions of Section 6.01 and/or Section 8.04 hereof and theretofore withdrawn (including any such Funded Cash for the withdrawal of which application is then made) under any of the provisions of this Indenture upon such basis;

(e) the amount which constitutes seventy percent (70%) of all Funded Cash (other than Funded Cash representing the proceeds of insurance on, or of the release or other disposition of, Property Additions subject to Prior Liens) deposited with the Trustee under the provisions of Sections 7.05, 7.13, 8.02, 10.03, 10.04, 10.05 and/or 10.06 hereof theretofore withdrawn (including any such Funded Cash for the withdrawal of which application is then made) under any of the provisions of this Indenture upon such basis;

(f) the amount which constitutes seventy percent (70%) of the then Fair Value, at the time of the release hereinafter in this subdivision (f) mentioned, of such Property Additions subject to Prior Liens (including such Property Additions subject to Prior Liens then used as the basis for the release, if any, then applied for) used as a basis for the release from the Lien of this Indenture of Funded Property (other than Funded Property subject to Prior Liens);

(g) the aggregate of (i) the principal amount of bonds authenticated and delivered and the amount of Funded Cash deposited and withdrawn as referred to in subdivisions (c) and (d) respectively of this clause (4) and an amount which constitutes seventy percent (70%) of all Funded Cash deposited and withdrawn, as referred to in subdivision (e) above, upon the basis of such Property Additions subject to Prior Liens as shall have ceased to be subject to such Prior Liens, and (ii) an amount which constitutes seventy percent (70%) of the then Fair Value of the Property Additions subject to Prior Liens, as referred to in clause (f) above, as shall have ceased to be subject to such Prior Liens;

(h) the principal amount of all bonds theretofore authenticated and delivered by the Trustee under the provisions of this Indenture, including those applied for (except bonds authenticated and delivered hereunder under the provisions of Article V or upon transfer of, in exchange or substitution for, or in lien of which other bonds have been authenticated and delivered under any of the provisions of this Indenture); and

(i) that the limitations imposed by Section 4.04 hereof on the authentication and delivery of bonds under this Article IV have been complied with.

(5) In case any Property Additions are shown by the Engineer’s Certificate provided for in clause (3) above to consist of property which has been used or operated by others than the Company in the public utility business, a further and Independent Engineer’s Certificate stating in such Engineer’s opinion the then Fair Value of each of such Property Additions as described in such certificate together with such Engineer’s report thereon which shall contain a brief statement of the conditions governing the signer’s determination of such Fair Value and a brief statement of the condition, serviceability and general location of such Property Additions.

(6) In case any Property Additions are shown by the Engineer’s Certificate provided for in clause (3) above to have been acquired, made or constructed in whole or in part through the issue or delivery of securities, a written appraisal of an appraiser or other competent person or firm, to be selected by the Board of Directors and approved by the Trustee, stating in the opinion of the signer, the fair market value in cash of such securities at the time of the issue or delivery thereof in payment therefor or for the acquisition of such Property Additions. If any such Property Additions are shown to consist of property of the character specified in clause (5) above, the appraised value of the securities stated to have been issued or delivered in payment therefor or for the acquisition thereof may include the value of any portion of the securities issued or delivered for any rights and intangible property simultaneously acquired with the same, for which no separate or distinct consideration shall have been paid or apportioned, and in such case the term Property Additions as defined herein may include such rights and intangible property.

(7) A Net Earnings Certificate showing the earnings of the Company to be as required by Section 4.05 hereof.

(8) An Opinion of Counsel specifying the instruments of conveyance, assignment and transfer necessary to vest in the Trustee, to hold as part of the Mortgaged and Pledged Property hereunder, all the right, title and interest of the Company in and to the property forming a part of the Property Additions made the basis of the application, or stating that no such instruments are necessary for such purpose, specifying the documents necessary to be delivered and/or recorded, to secure the bonds to be authenticated until maturity by the Lien of this Indenture, or stating that no such documents need be delivered or recorded and also stating the signer’s opinion to the effect (a) that the bonds to be authenticated will be secured or, upon the delivery and/or recordation of the documents if any mentioned in said opinion, will be secured by the Lien of this Indenture; (b) that the Company has corporate authority and all necessary permission from governmental authorities to own and operate the Property Additions in respect of which the application is made; and (c) that in the signer’s opinion the issue of the bonds, the authentication and delivery of which are being applied for has been duly authorized by the Company and by any and all governmental authorities the consent of which is requisite to the legal issue of such bonds, or that no consent of any governmental authorities is requisite to the legal issue of such bonds. Unless such opinion shall show that no consent of any governmental authorities is requisite to the legal issue of the bonds, the authentication and delivery of which are being applied for, it shall specify any officially authenticated certificates, or other documents, by which such consent is or may be evidenced.

(9) The instruments of conveyance, assignment and transfer, if any, and the officially authenticated certificates and other documents, if any, described in the Opinion of Counsel provided for in clause (8) above.

(10) If the bonds to be authenticated are of a new series, there shall also be delivered and recorded (if necessary and subject to Section 7.14), an indenture supplemental hereto as described in clause (3) of Section 17.01 hereof, irrespective of whether such indenture shall be specified in said Opinion of Counsel provided for in clause (8) above.

ARTICLE V

ISSUANCE OF BONDS UPON RETIREMENT OF BONDS

PREVIOUSLY OUTSTANDING HEREUNDER

Section 5.01. Whenever bonds authenticated and delivered hereunder are paid, retired, redeemed, canceled or surrendered to the Trustee for cancellation (except when canceled pursuant to the provisions of Section 10.03 or Section 10.05 hereof to obtain the release of Funded Property or of Funded Cash, or through use by the Trustee of Funded Cash), then, upon the request of the Company evidenced by a Resolution such as is described in clause (1) of Section 4.06 hereof and upon receipt of a Treasurer’s Certificate and an Opinion of Counsel such as are described in clauses (2) and (4) respectively of Section 6.01 hereof (together with the authenticated certificates and other documents, if any, described in such Opinion of Counsel), of a supplemental indenture as described in subdivision (c) of Section 17.01 hereof, if said bonds are of a new series, and of a further Treasurer’s Certificate stating:

(1) the aggregate principal amount of bonds authenticated and delivered hereunder which have been paid, retired, redeemed, canceled or surrendered to the Trustee for cancellation and made the basis of such application;

(2) that such bonds have not been canceled pursuant to the provisions of Section 10.03 or Section 10.05 hereof to obtain the release of Funded Property or of Funded Cash or through use by the Trustee of Funded Cash; and

(3) the aggregate principal amount of bonds authenticated and delivered hereunder but never issued by the Company which have been canceled and which form part of the bonds made the basis of such application, the Trustee shall authenticate and deliver additional bonds in principal amount equivalent to the principal amount of the bonds so paid, retired, redeemed, canceled or surrendered for cancellation; provided, however, that when bonds authenticated and delivered hereunder by the Trustee, but never issued by the Company, are canceled, the Trustee shall not authenticate and deliver additional bonds pursuant to the provisions of this Section in lieu of such bonds so canceled, bearing interest at a higher rate per annum than the bonds so canceled, unless the Trustee shall also have received a Net Earnings Certificate, showing the earnings of the Company to be as required by Section 4.05 hereof in the case of the authentication and delivery of bonds upon the basis of Property Additions.

ARTICLE VI

ISSUANCE OF BONDS UPON DEPOSIT OF CASH WITH TRUSTEE

Section 6.01. The Trustee shall from time to time upon the request of the Company authenticate and deliver bonds upon deposit with the Trustee by the Company of cash equal to the aggregate principal amount of the bonds so requested to be authenticated and delivered but only after the Trustee shall have received:

(1) a Resolution such as is described in clause (1) of Section 4.06 hereof;

(2) a Treasurer’s Certificate stating that the Company is not to the knowledge of the signers in default under any of the provisions of this Indenture;

(3) a Net Earnings Certificate, showing the earnings of the Company to be as required by Section 4.05 hereof in the case of the authentication and delivery of bonds upon the basis of Property Additions;

(4) an Opinion of Counsel to the effect that, but subject to customary assumptions and exceptions, the issue of the bonds, the authentication and delivery of which are requested in such Resolution, has been duly authorized by the Company and by any and all governmental authorities the consent of which is requisite to the legal issue of such bonds or that no consent of any governmental authorities is requisite to the legal issue of such bonds and that said bonds will be secured until maturity by the Lien of this Indenture or specifying the documents necessary to be delivered or recorded so to secure said bonds by the Lien of this Indenture. Unless such opinion shall show that no consent of any governmental authorities is requisite to the legal issue of the bonds, the authentication and delivery of which are requested in such Resolution, it shall specify any officially authenticated certificates, or other documents, by which such consent is or may be evidenced;

(5) the officially authenticated certificates, and other documents, if any, described in the Opinion of Counsel (provided for in clause (4) of this Section 6.01); and

(6) if such bonds are of a new series, an indenture supplemental hereto as described in clause (3) of Section 17.01 hereof.

Section 6.02. All cash deposited with the Trustee under the provisions of the next preceding Section hereof and any money that may be disposed of as in this Section provided shall be held by the Trustee as a part of the Mortgaged and Pledged Property, but whenever the Company shall become entitled to the authentication and delivery of bonds under any of the provisions of this Indenture (other than those contained in the next preceding Section) the Trustee, upon the application of the Company, evidenced by a Treasurer’s Certificate, shall pay over to the Company or upon its order, in lieu of each bond or fraction thereof to the delivery of which the Company may then be so entitled, a sum in cash equal to the principal amount of such bond or fraction thereof; provided, however, that for the purpose of withdrawing cash pursuant to the provisions of this Section, it shall in no case be necessary for the Company to deliver to the Trustee the Resolution and certificate required by clauses (1) and (7) of Section 4.06 hereof, or such parts of the opinion described in clause (8) of said Section 4.06 as relate solely to the authorization of the issuance of bonds by governmental authorities and by the Company or to the security of bonds by the Lien of this Indenture.

Section 6.03. If at any time the Company shall so direct, any sums deposited with the Trustee under the provisions of Section 6.01 hereof may be withdrawn, used or applied in the manner and for the purposes and subject to the conditions provided in Section 10.05 hereof, except that reimbursement for expenditures incurred in acquiring, making or constructing Property Additions, shall be permitted only to the extent of seventy percent (70%) of such expenditures, instead of in full as provided in Section 10.05.

ARTICLE VII

PARTICULAR COVENANTS OF THE COMPANY

The Company hereby covenants as follows:

Section 7.01. That it is lawfully possessed of all the aforesaid Mortgaged and Pledged Property; that it will maintain and preserve the Lien of this Indenture so long as any of the bonds issued hereunder are Outstanding; and that it has good right and lawful authority to mortgage and pledge the Mortgaged and Pledged Property, as provided in and by this Indenture.

Section 7.02. That it will duly and punctually pay the principal of and interest on all the bonds Outstanding hereunder, according to the terms thereof, and that it will not directly or indirectly extend or assent to the extension of the time for the payment of any claim for interest or Premium upon any of the bonds and will not directly or indirectly be a party to or approve of any arrangement for any such extension by purchasing said claims or in any other manner (except with consent of the holders of all of the bonds affected by any such extension).

Section 7.03. That it will keep an office or agency, while any of the bonds issued hereunder are Outstanding, at any and all places in which the principal or interest of any of said bonds shall be payable, where notices, presentations and demands to or upon the Company in respect of such bonds as may be payable at such places or in respect of this Indenture may be given or made, and for the payment of the principal thereof and interest thereon.

Section 7.04. That it will pay all taxes and assessments lawfully levied or assessed upon the Mortgaged and Pledged Property, or upon any part thereof or upon any income therefrom, or upon the interest of the Trustee in the Mortgaged and Pledged Property when the same shall become due, unless contested in good faith, and will duly observe and conform to all valid requirements of any applicable governmental authority relative to any of the Mortgaged and Pledged Property, and all covenants, terms and conditions upon or under which any of the Mortgaged and Pledged Property is held; that it will not suffer any lien (other than the lien of Excepted Encumbrances) to be hereafter created upon the Mortgaged and Pledged Property, or any part thereof, prior to the Lien of this Indenture, except any mortgage or other lien on any property hereafter acquired by the Company which may exist on the date of such acquisition and except the Prior Liens as herein defined, and within four months after the accruing of any lawful claims or demands for labor, materials, supplies or other objects, which if unpaid might by law be given precedence over this Indenture as a lien or charge upon the Mortgaged and Pledged Property or the income thereof, it will pay or cause to be discharged or make adequate provision to satisfy or discharge the same; provided, however, that nothing in this Section contained shall require the Company to observe or conform to any requirement of governmental authority or to cause to be paid or discharged, or to make provision for, any such lien or charge, or to pay any such tax or assessment (i) so long as the validity thereof shall be contested by it in good faith and by appropriate legal proceedings and provided that such security for the payment of such lien, charge or tax shall be given as the Trustee may require, or (ii) such lien, charge, tax or assessment is not greater than Five Million Dollars ($5,000,000); and that, other than as set forth in this Section 7.04, it will not permit the Lien of this Indenture to be impaired. (Such Five Million Dollar ($5,000,000) threshold shall be escalated annually at the CPI from January 1, 2023.)

Section 7.05. That it will keep the mortgaged property insured against fire to the extent that property of similar character is usually insured by companies’ similarly situated and operating like properties, by reputable fire insurance companies, any loss, except as to materials and supplies and except any loss less than Ten Million Dollars ($10,000,000) (as such amount shall be adjusted pursuant to the last paragraph of this Section 7.05), to be made payable to the Trustee as its interest may appear, or to the trustee or other holder of any mortgage or other lien constituting a Prior Lien or a lien prior hereto, if required by the terms thereof; or that it will, in lieu of or supplementing such insurance, in whole or in part, adopt some other method or plan of protection against fire, approved by an Independent Engineer, which shall require the creation, investment and reinvestment of a fund to provide for the payment to the Trustee, or to the trustee or other holder of any mortgage or other lien constituting a Prior Lien or a lien prior hereto, if required by the terms thereof, to the extent of such fund in cash of the amount made available under such method or plan by reason of the destruction of property by fire (except any loss less than Ten Million Dollars ($10,000,000) (as adjusted)) less any amount paid on account of such loss to the Trustee, or to the trustee or other holder of any mortgage or other lien constituting a Prior Lien or a lien prior hereto, if required by the terms thereof, by any insurance company under any policies then in force or by the Company. No such method or plan shall be adopted by the Company unless, at the time of such adoption, there shall be delivered to the Trustee (1) an Independent Engineer’s Certificate (a) describing in reasonable detail the proposed method or plan of protection against fire, (b) stating that such method or plan is approved by the signer, and (c) that, in the opinion of the signer, such method or plan will provide reasonably adequate protection against loss by fire to all of the mortgaged property of the character which is usually insured by companies similarly situated and operating like properties; and (2) Treasurer’s Certificate stating that in the opinion of the signer (a) such method or plan described in the Independent Engineer’s Certificate requires the creation, investment and reinvestment of a fund to provide for the payment to the Trustee, or to the trustee or other holder of any mortgage or other lien constituting a Prior Lien or a lien prior hereto, if required by the terms thereof, to the extent of such fund in cash, of the amount made available under such method or plan by reason of the destruction of property by fire (except any loss less than Ten Million Dollars ($10,000,000) (as adjusted)) less any amounts paid on account of such loss to the Trustee, or to the trustee or other holder of any mortgage or other lien constituting a Prior Lien or a lien prior hereto, if required by the terms thereof, by any insurance company under any policies then in force or by the Company and (b) under such method or plan, the rights of the Trustee in such fund are not subject to any rights prior thereto, except the lien of any mortgage or other lien constituting a Prior Lien or lien prior hereto.

All moneys paid to the Trustee by the Company in accordance with this Section 7.05 or received by the Trustee as proceeds of any insurance against loss or damage shall, subject to the requirements of any mortgage constituting a Prior Lien or a lien prior hereto, be held by the Trustee and, subject as aforesaid, shall be paid by it to the Company to reimburse the Company for an equal amount spent by the Company in the rebuilding or renewal of the property destroyed or damaged, upon receipt by the Trustee of a Resolution requesting such reimbursement and a Treasurer’s certificate stating the amount so expended and the nature of such renewal or rebuilding and an Engineer’s Certificate (or Independent Engineer’s Certificate in the event that such cash is being released on the basis of property which has been used or operated by others than the Company in the public utility business) stating the then Fair Value of such renewal or rebuilding.

Any such money not so applied within eighteen months after its receipt by the Trustee, or in respect of which notice in writing of intention to apply the same to the work of rebuilding or renewal then in progress and uncompleted shall not have been given to the Trustee by the Company within such eighteen months, or which the Company shall at any time notify the Trustee is not to be so applied, may be withdrawn, used or applied in the manner and for the purposes and subject to the conditions provided in Section 10.05 hereof.

The Ten Million Dollar ($10,000,000) threshold for insurance proceeds that must be made payable to the Trustee pursuant to this Section 7.05 shall be escalated annually at the CPI from January 1, 2023.

Section 7.06. That it will, subject to the provisions of Article XIV hereof, at all times maintain its organizational existence and right to carry on business, and duly procure all renewals and extensions thereof, and, subject to the provisions hereof.

Section 7.07. That if it shall fail to perform any of the covenants contained in Sections 7.04, 7.05, and 7.06 hereof, the Trustee may make advances to perform the same in its behalf, but shall be under no obligation to do so unless requested to do so and indemnified by the holders of not less than a majority in principal amount of the bonds then Outstanding hereunder and furnished with funds for the purpose; and all sums so advanced shall be at once repayable by the Company, and shall bear interest at the Prime Rate until paid, and shall be secured hereby, having the benefit of the lien hereby created in priority to the indebtedness evidenced by the bonds issued hereunder, but no such advance shall be deemed to relieve the Company from any default hereunder.

Section 7.08. That it will cause this Indenture and all indentures and instruments or other documents supplemental hereto to be kept recorded and filed and rerecorded and refiled in such manner and in such places as may be required by law in order fully to preserve and protect the security of the bondholders and all rights of the Trustee, except as otherwise permitted by Section 7.14.

Section 7.09. That it will, upon the request of the Trustee, execute and deliver such further instruments or documents and do such further acts as may be reasonably necessary or proper, in the discretion of the Trustee, to carry out more effectually the purposes of this Indenture, and to make subject to the Lien of this Indenture any property hereafter acquired and intended to be covered hereby, and to transfer to any new trustee or trustees the estate, powers, instruments or funds held in trust hereunder.

Section 7.10. That, subject to Section 18.11, all books, documents and vouchers relative to the plants, properties, business and affairs of the Company shall at all reasonable times be open to the inspection of such accountant or other agent as the Trustee may from time to time designate, and the Company will bear all reasonable expenses of such inspections at intervals of not more than once every two years. The Trustee shall be under no obligation to cause any such inspection to be made unless requested to do so by the holders of not less than a majority in principal amount of the bonds then Outstanding hereunder.

Section 7.11. That it will not go into voluntary bankruptcy or insolvency, or file a petition for reorganization under any State or Federal bankruptcy or insolvency law; or apply for or consent to the appointment of a receiver of itself or of its property; or make any general assignment for the benefit of its creditors; or permit to be made and remain unvacated for a period of ninety (90) days any order for the appointment of a receiver of itself or of its property in any proceeding instituted by a creditor or shareholder, or any final order for the appointment of such a receiver in any other proceeding; or permit to be made any order adjudicating it to be bankrupt or insolvent, or approving as properly filed any petition for reorganization under any State or Federal bankruptcy or insolvency law.

Section 7.12. That it will not permit any default in the payment of principal and/or interest when the same shall become due of any Outstanding Prior Lien Bonds; that it will not issue, or permit to be issued, any bonds hereunder in any manner other than in accordance with the provisions of this Indenture and that it will faithfully observe and perform all the conditions, covenants and requirements of this Indenture and of all indentures supplemental hereto and of the bonds issued hereunder.

Section 7.13. That upon the cancellation and discharge of any mortgage or other lien securing Prior Lien Bonds or upon the release in any other way of Prior Lien Bonds deposited with the trustee or other holder of such Prior Lien it will cause such bonds to be cancelled or, at the option of the Company, to be deposited with the Trustee hereunder to be held under the provisions of Article VIII hereof, provided that such bonds may be deposited with the trustee or other holder of any other mortgage or other lien securing Prior Lien Bonds if required by the terms of such mortgage or other lien in effect prior to the deposit thereof under such mortgage or other lien so cancelled or discharged; that upon the cancellation and discharge of any mortgage or other lien securing Prior Lien Bonds it will cause any Funded Cash held by the trustee or other holder of such Prior Lien to be deposited with the Trustee hereunder, to be held and disposed of by it in the manner provided by Section 10.05 hereof with respect to cash deposited with the Trustee under the provisions of Section 10.03 hereof, provided that such cash may be deposited with the trustee or other holder of any other mortgage or other lien securing Prior Lien Bonds, if required by the terms of such mortgage or other lien in effect prior to the deposit thereof under such mortgage or other lien so cancelled or discharged; that it will not permit the amount of Prior Lien Bonds to be increased by the issue of additional Prior Lien Bonds unless (1) such Prior Lien Bonds representing such increase shall be issued in exchange for Outstanding Prior Lien Bonds on the exercise by a holder or holders of such Outstanding Prior Lien Bonds of a right contained in the mortgage or other lien securing the same to make such exchanges or unless (2) such Prior Lien Bonds representing such increase shall be deposited with the Trustee to be held under the provisions of Article VIII hereof or unless such Prior Lien Bonds representing such increase shall be deposited with the trustee or other holder of the mortgage or other lien securing said Prior Lien Bonds or other Prior Lien Bonds (under conditions such that no transfer of ownership or possession of such Prior Lien Bonds representing such increase by the trustee or other holder of such mortgage or other lien is permissible thereunder except to the Trustee hereunder to be held subject to the provisions of Article VIII hereof or to the trustee or other holder of the mortgage or other lien securing the same for cancellation or to be held uncancelled under the terms of such mortgage or other lien under like conditions); that it will not apply under any provision of this Indenture for the authentication and delivery of any bonds or the withdrawal of cash or the release of property by reason of the deposit with the Trustee of such Prior Lien Bonds representing such increase; and that it will not apply under any provisions of any mortgage or other lien securing Prior Lien Bonds for the withdrawal of Funded Cash held by the trustee or other holder of the mortgage or other lien securing such Prior Lien Bonds, (a) on the basis of Funded Property, or (b) on the basis of the deposit or cancellation of Prior Lien Bonds representing such increase, unless such cash so withdrawn shall be deposited with the Trustee hereunder, to be held and disposed of by it in the manner provided by Section 10.05 hereof, with respect to cash deposited with the Trustee under the provisions of Section 10.03 hereof.

Section 7.14. The Company covenants and agrees that, in addition to any opinions of counsel heretofore furnished to the Trustee with respect to recording, filing, re-recording and refiling, as applicable, it will furnish to the Trustee promptly after the execution and delivery of this Indenture, an Opinion of Counsel (who may be of counsel for the Company) either stating that, in the opinion of such counsel, the Indenture and each indenture supplemental thereto that is required to be recorded will, when properly recorded and filed, make effective the lien intended to be created thereby, or stating that, in the opinion of such counsel, no such action is necessary to make such lien effective. Notwithstanding the foregoing or any other provision in this Indenture, except as provided in subdivision (c) below, (a) supplemental indentures executed in accordance with the applicable provisions hereof will not be recorded by the Company unless new property is acquired or constructed by the Company in a jurisdiction in which this Indenture has not been previously recorded or unless such filing is otherwise required to maintain the Lien of this Indenture; (b) all property acquired or constructed by the Company (other than Excepted Property) shall, automatically and without further action by the Company or any other person, be subject to the lien of the Indenture pursuant to applicable law; and (c) promptly following acquisition or construction of property (other than Excepted Property) located in any county in which this Indenture has not been previously recorded, the Company will cause this Indenture to be properly recorded in such county as may be necessary to cause the Lien of this Indenture to attach to such property.

Section 7.15. (1) The Company covenants and agrees that all funds which have been or are hereafter deposited by it with the Trustee for the purpose of paying the principal of any bonds Outstanding under the Indenture, or any interest thereon, shall be deposited with and shall be held by the Trustee irrevocably in trust for the purposes for which deposited until applied by the Trustee for the purposes of such deposit and the Trustee agrees that all funds so deposited with it, whether as Trustee, or paying agent, for any of such purposes shall, until used or applied for the purposes for which deposited, be held by it in trust for the purposes for which they were deposited with it, but need not be segregated from other funds except to the extent required by law.

(2) The Company covenants that, if it shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which it shall agree with the Trustee, subject to the provisions of this Section 7.15, (a) that such paying agent shall hold in trust for the benefit of the bondholders all sums held by such paying agent for the payment of the principal of or interest on any bonds Outstanding under the Indenture; and (b) that such paying agent shall give the Trustee notice of any sums so paid to it or of any default by the Company in the making of any deposit with it for the payment of the principal of or interest on any such bond and of any default by the Company or any other obligor (as defined in Section 15.23 hereof) on the bonds in the making of any such payment. Such paying agent shall not be obligated to segregate such sums from other funds of such paying agent except to the extent required by law.

(3) The Company covenants that, if the Company acts as its own paying agent, it will, on or before each due date of each installment of principal or interest on the bonds Outstanding under the Indenture, set aside and segregate and hold in trust for the benefit of the bondholders a sum sufficient to pay such principal or interest so becoming due on the bonds and will notify the Trustee of such action or of any failure to take such action.

(4) Anything in this Section 7.15 to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a release or satisfaction of the Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent as required by this Section 7.15, such sums to be held by the Trustee upon the trusts herein contained.

(5) Anything in this Section 7.15 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 7.15 is subject to the provisions of Section 18.04 of the Indenture.

Section 7.16. In the case of conditions precedent provided for in the Indenture (including any covenants compliance with which constitutes a condition precedent) which relate to the authentication and delivery of bonds under the Indenture, to the release or the release and substitution of property subject to the Lien of this Indenture, to the satisfaction and discharge of the Indenture, or to any other action to be taken by the Trustee at the request or upon the application of the Company, the Company covenants to furnish to the Trustee, as evidence of compliance with such conditions precedent, in addition to or as a part of the certificates or opinions of officers of the Company or other persons required in such cases by the other applicable provisions of the Indenture:

(1) certificates or opinions made by the President or a Vice-President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company stating that such conditions precedent have been complied with;

(2) an Opinion of Counsel stating that such conditions precedent have been complied with and that the certificates or opinions furnished to the Trustee upon any such application of the Company are in substantial conformity with the requirements of, and that they are all the certificates or opinions required by the provisions of, the Indenture; and

(3) in the case of conditions precedent compliance with which is subject to verification by accountants (other than those exempted by the provisions of subdivisions (A), (B) and (C) of this clause (3)) a certificate or opinion of an accountant. Such accountant may be the Comptroller or Assistant Comptroller or Secretary or Assistant Secretary or Treasurer or Assistant Treasurer or any other officer or employee of the Company if such officer or employee is an accountant, except that, in the case of conditions precedent to the authentication and delivery of bonds, and not otherwise, if the aggregate principal amount of such bonds and of other bonds authenticated and delivered under the Indenture since the commencement of the then current calendar year (other than those with respect to which a certificate or opinion of an accountant is not required by this subdivision (3), or with respect to which a certificate or opinion of an independent public accountant has previously been furnished) is fifteen percent (15%) or more of the aggregate amount of bonds Outstanding under the Indenture at the time, then the certificate or opinion shall be made by an independent public accountant selected by the Company and approved by the Trustee in the exercise of reasonable care; provided, however, that no certificate or opinion need be made by any person other than the officer or officers or employee or employees of the Company specified in the applicable provisions of the Indenture as to (A) dates or periods not covered by annual reports required to be filed by the Company, in the case of conditions precedent which depend upon a state of facts as of a date or dates or for a period or periods different from that required to be covered by such annual reports, or (B) the amount and value of Property Additions (except as provided in clause (5) of Section 4.06 of the Indenture), or (C) the adequacy of depreciation, maintenance or repairs. Without in any way limiting the generality of the foregoing, it is agreed that the exemption from the requirements of this Section provided by subdivisions (A), (B) and (C) above shall include the matters (other than “net earnings” for a period covered by annual reports) to be covered by the certificates and opinions provided for by Sections 4.04, 4.06 (except clause (5) of said Section 4.06), 5.01, 6.01, 6.02, 7.05, 8.03, 8.04, 10.03 and 10.05 of the Indenture.

Section 7.17. The Company covenants and agrees that, as hereinafter provided, it will furnish to the Trustee, in addition to or as a part of certificates or opinions of officers of the Company or other persons required by other applicable provisions of the Indenture, the following certificates or opinions:

(1) In the event that the Company shall make application to the Trustee for the release from the lien of the Indenture of any property, the Company shall furnish to the Trustee a certificate or opinion of an Engineer, appraiser, or other expert as to the Fair Value of such property to be released, which certificate or opinion shall state that in the opinion of the person making the same the proposed release will not impair the security under the Indenture in contravention of the provisions thereof. If the Fair Value of such property and of all other property released since the commencement of the then current calendar year, as set forth in the certificates or opinions required by this clause (1), is fifteen percent (15%) or more of the aggregate principal amount of the bonds Outstanding under the Indenture at the time, such certificate or opinion shall be made by an Independent Engineer, appraiser, or other expert; provided, however, that such certificate or opinion of an Independent Engineer, appraiser, or other expert shall not be required in the case of any release of property, if the Fair Value thereof as set forth in the certificate or opinion required by this clause (1) is less than one percent (1%) of the aggregate principal amount of the bonds Outstanding under the Indenture at the time.

(2) In the event that the deposit with the Trustee of any securities (other than bonds issued under the Indenture and securities secured by a lien prior to the lien of the Indenture upon property subject to the lien of the Indenture) is to be made the basis for the release of property subject to the lien of the Indenture, the Company shall furnish to the Trustee a certificate or opinion of an Engineer, appraiser, or other expert as to the Fair Value of such securities. If the Fair Value of such securities and of all other such securities made the basis of any such release since the commencement of the then current calendar year, as set forth in the certificates or opinions required by this clause (2), is fifteen percent

(15%) or more of the aggregate principal amount of the bonds Outstanding under the Indenture at the time, such certificate or opinion shall be made by an Independent Engineer, appraiser, or other expert; provided, however, that such a certificate of an Independent Engineer, appraiser, or other expert shall not be required with respect to any securities so deposited, if the Fair Value thereof to the Company as set forth in the certificate or opinion required by this clause (2) is less than one percent (1%) of the aggregate principal amount of bonds Outstanding under the Indenture at the time.

(3) Any certificate or opinion required under the provisions of this Section 7.17 may be made by an officer or employee of the Company who is qualified as an Engineer, appraiser, or other expert, appointed by the Board of Directors of the Company and approved by the Trustee, except in cases in which this Section 7.17 requires that such certificate or opinion be made by an independent person. In cases in which such certificate or opinion is required to be made by an independent person, such certificate or opinion shall be made by an Independent Engineer, appraiser, or other expert selected by the Company and approved by the Trustee in the exercise of reasonable care. The approval by the Trustee of the maker of such certificate or opinion shall be sufficiently evidenced by the acceptance of such certificate or opinion.

If, in any case within the provisions of this Section 7.17, a qualified officer or employee of the Company or an Independent Engineer, appraiser, or other expert is permitted or required by another applicable provision of the Indenture to make or join in the signing of a certificate with respect to the Fair Value of property or securities covered by the provisions of this Section 7.17, the certificate or opinion required under this Section 7.17 may be incorporated into and included in such certificate or opinion required under such other applicable provision of the Indenture.

Section 7.18. The Company covenants and agrees that each certificate or opinion with respect to compliance with a condition or covenant provided for in the Indenture shall, among other things, include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, such person has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Section 7.19. The Company covenants and agrees that, so long as any of the bonds issued under the Indenture shall remain Outstanding, it will file with the Trustee, on or before May 1 of each year beginning with the year 2023, a Treasurer’s Certificate stating that, except as may be set forth to the contrary in such certificate, in the opinion of the signers the Company has complied with all of the provisions of the Indenture and as of the date of the certificate is not in default with respect to any of its covenants contained in the Indenture. Each certificate furnished to the Trustee pursuant to the provisions of this Section shall conform to the requirements of Section 7.18 hereof.

Section 7.20. [Reserved]

Section 7.21. [Reserved]

Section 7.22. [Reserved]

Section 7.23. [Reserved]

Section 7.24. (1) The Trustee shall, within ninety days after the occurrence thereof, give to the bondholders, in the manner and to the extent provided in clause (2) of this Section 7.24 hereof, notice of all defaults known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term “defaults” for the purposes of this Section being hereby defined to be the events specified in clauses (1), (2), (3), (4), (5) and (6) of Section 11.01 of the Indenture not including any periods of grace provided for in said clauses); provided that, except in the case of default in the payment of the principal of or interest on any of the bonds or in the payment of any sinking or purchase fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers, of the Trustee in good faith determine that the withholding of such notice is in the interests of the bondholders.

(2) Reports pursuant to this Section 7.24 shall be transmitted by mail—

(a) to all registered holders of bonds Outstanding under the Indenture, as the names and addresses of such holders appear upon the registration books of the Company; and

(b) to such holders of bonds Outstanding under the Indenture as have, within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose.

The term “responsible officers” as used in this Section 7.24 shall mean the president, any vice president, and any assistant vice president, the secretary and any assistant secretary, the treasurer, and any assistant treasurer, and any trust officer of the Trustee.

ARTICLE VIII

CONCERNING PRIOR LIEN BONDS DEPOSITED WITH TRUSTEE

Section 8.01. Each Prior Lien Bond deposited with the Trustee shall be uncanceled.

Section 8.02. All Prior Lien Bonds received by the Trustee shall be held by the Trustee without impairment of the lien thereof for the protection and further security of the bonds issued hereunder. Except during the continuance of a completed default specified in Section 11.01 of this Indenture, no payment by way of principal, interest or otherwise on any of the Prior Lien Bonds held by the Trustee shall be made or demanded, unless the Company shall, by an instrument in writing, signed by its President or a Vice-President and its Treasurer or an Assistant Treasurer, and delivered to the Trustee, elect, with respect to any of such Prior Lien Bonds, to have such payments made and demanded, in which event the Company shall be entitled to receive all such payments. In any event, except during the continuance of a completed default as aforesaid, all moneys received by the Trustee on account of the principal of or interest on said Prior Lien Bonds, or by reason of the sale or delivery of any of said bonds to the sinking fund provided for in any mortgage or other lien securing the same, shall be paid over by the Trustee to or upon the order of the Company; provided that if and to the extent that such money shall represent the proceeds of insurance or sale or other disposition of Funded Property the same shall be retained by the Trustee and held and/or disposed of by the Trustee in the same manner as the proceeds of released property under and subject to the terms, provisions and conditions of Article X hereof relating to the proceeds of property released from the Lien of this Indenture.

Section 8.03. Except during the continuance of a completed default specified in Section 11.01, the Trustee, if so directed by an instrument in writing signed by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company, shall cause any Prior Lien Bonds held by it to be canceled, and the obligations thereby evidenced to be satisfied and discharged; and upon similar direction shall sell or surrender any Prior Lien Bonds held by it in pledge hereunder to the trustee or other holder of the mortgage or other lien securing the same, for cancellation, or to be held uncancelled, for the purposes of any sinking fund or other similar device for the retirement of bonds for which provision may have been made in the mortgage or other lien securing the Prior Lien Bonds so sold or surrendered.

Section 8.04. Except during the continuance of a completed default specified in Section 11.01 hereof, the Trustee, if so directed by an instrument in writing, signed by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company, shall permit the Company to withdraw any Prior Lien Bonds held by the Trustee upon deposit with the Trustee of an amount in cash equivalent to the principal amount of the Prior Lien Bonds so withdrawn; provided, however, that the Company shall not be permitted to withdraw any Prior Lien Bonds until the Trustee shall receive a Treasurer’s Certificate stating that all of the property subject to the mortgage or other lien securing such Prior Lien Bonds is no longer subject to the Lien of this Indenture. Any amounts in cash so deposited with the Trustee shall be held and disposed of by it in the manner provided by Sections 6.02 and 6.03 hereof with respect to cash deposited with the Trustee under the provisions of Section 6.01 hereof; provided, however, that cash so deposited with the Trustee on account of Prior Lien Bonds deposited with the Trustee under the provisions of clause (2) of Section 7.13 shall be held and disposed of by the Trustee in the manner provided by Section 10.05 hereof with respect to cash deposited with the Trustee under the provisions of Section 10.03 hereof.

Section 8.05. Upon the occurrence of any completed default specified in Section 11.01 hereof, the Trustee may exercise any and all rights of a bondholder with respect to the Prior Lien Bonds then held by it or may take any other action which shall in its judgment be desirable or necessary to avail of the security created for such Prior Lien Bonds by the mortgages or other instruments securing the same, but shall be under no obligation to do so unless requested to do so by the holders of not less than a majority in principal amount of the bonds then Outstanding hereunder. The Trustee shall be reimbursed from the trust estate for all expenses by it properly incurred by reason of any such action taken, with interest upon all such expenditures at the Prime Rate; and the amount of such expenses and interest shall, until repaid constitute a lien upon the Mortgaged and Pledged Property prior to the lien of the bonds issued hereunder.

ARTICLE IX

REDEMPTION AND PURCHASE OF BONDS

Section 9.01. Such of the bonds of any series issued hereunder as are, by their terms, redeemable before maturity may, at the option of the Company, be redeemed at such times, in such amounts and at such prices as may be specified therein and in accordance with the provisions of the three next succeeding Sections numbered from 9.02 to 9.04, both inclusive. The redemption provisions for the Existing Bonds are set forth in the supplemental indentures attached hereto as Exhibits B—E, which redemption provisions are hereby incorporated in their entirety as if fully set forth herein.

Section 9.02. In case of redemption of a part only of any series of said bonds, the particular bonds so to be redeemed shall be selected by the Trustee by lot, according to such method as it shall deem proper in its discretion. The Company shall provide notice of intention to redeem bonds of such series by mail not less than fifteen (15) days and not more than forty-five (45) days before the redemption date as a condition precedent to such redemption; except that failure to so mail any such notice to the holder of any particular of such series designated for redemption in whole or in part shall not affect the validity of the proceeding for the redemption of any other bond of such series.

Section 9.03. In the event that the Company shall give notice of its intention to redeem any bonds so redeemable, the Company shall, and it hereby covenants that it will on or before the redemption day specified in such notice, deposit with the Trustee a sum of money sufficient to redeem all such bonds so to be redeemed on such date or irrevocably direct the Trustee to apply from money held by it available to be used for the redemption of bonds, a sum of money sufficient to redeem such bonds. If the Company shall fail so to deposit or direct the application of the money for the redemption of said bonds such failure shall constitute a completed default under this Indenture and the said bonds so called for redemption shall immediately become due and payable, and the holders of said bonds shall be entitled to receive and the Company shall be obligated to pay the redemption price of said bonds and thereupon and without the lapse of any period of time all the remedies provided for in Article XI hereof with respect to a default in the payment of principal of bonds Outstanding hereunder shall be available to and enforceable by the Trustee. With respect to any notice of optional redemption of bonds at the specific written direction of the Company, such notice may state (if so directed by the Company in writing to the Trustee) that such redemption shall be conditional upon the receipt by the Trustee, on or prior to the date fixed for such redemption, of moneys sufficient to pay the principal of and interest on such bonds to be redeemed, and that if such moneys shall not have been so received said notice shall be of no further force and effect and the Company shall not be required to redeem such bonds. If such notice of redemption contains such a condition and such moneys are not so received, the redemption shall not be made and the Trustee shall promptly thereafter give notice to such holders, in the manner in which the notice of redemption was given, that such moneys were not so received.

Section 9.04. All moneys deposited by the Company with the Trustee under the provisions of this Article IX for the redemption of bonds or which the Company directs shall be applied by the Trustee to the redemption of bonds shall, subject to the provisions of Section 18.04 hereof, be held for account of the holders of the bonds so to be redeemed, and shall be paid to them respectively, upon presentation and surrender of said bonds properly endorsed for transfer. After such redemption day, if the moneys for the redemption of the bonds to be redeemed shall have been deposited or directed to be applied as aforesaid, such bonds shall cease to bear interest and shall cease to be entitled to the Lien of this Indenture and as respects the Company’s liability thereon such bonds shall be deemed to have been paid. If any serial number shall be drawn by the Trustee at any selection by lot as in said Section 9.01 hereof provided for, which is endorsed upon any bond of a denomination larger than one thousand dollars ($1,000), such bond shall be presented properly endorsed for transfer at or after the time fixed for the redemption of said bonds so drawn for redemption, and the payment with respect to said bond shall be made upon surrender of said bond so endorsed; and bonds for the unpaid balance, if any, of the principal amount of the bond so presented and surrendered shall be executed by the Company and authenticated and delivered by the Trustee without charge to the bondholder therefor. After the date fixed for such redemption, interest shall be payable only on the portion of said bond not so called for redemption and only such portion shall continue to be entitled to the benefit of the Lien of this Indenture, and the Company shall be under no further liability with respect to the portion thereof so called for redemption.

Section 9.05. At any time, upon the request of the Company, expressed by Resolution, the Trustee shall, to the extent that such bonds are available for such purchase, apply all or any part of the cash held by it under any provision of this Indenture, or any cash deposited with it by the Company for the purpose, to the purchase of bonds then Outstanding hereunder of such series as the Company may designate at a price not exceeding the current redemption price of such bonds as shall be by their terms redeemable before maturity, or at not more than one hundred and ten percent (110%) of the principal of bonds not so redeemable plus accrued interest. The Trustee may in its discretion, and upon request of the Company shall, invite offers of bonds for sale to it in any usual manner. Should there be two or more proposals at the same price aggregating more than the amount which the Trustee has available for investment, after having accepted all proposals at lower prices, the Trustee shall invest the amount so available, by acceptance of proposals, so as to acquire the requisite amount of bonds at the lowest cost possible, provided, however, that to the extent consistent with the acquisition of such amount of bonds at the lowest cost possible the Trustee shall (1) in accepting proposals, give preference to such proposals as are subject to acceptance of a portion thereof as against proposals not subject to such acceptance, (2) as between proposals subject to acceptance of a portion thereof, accept the same pro rata, and (3) as between proposals not subject to such acceptance, select by lot, according to such method as the Trustee shall deem proper in its discretion, the proposals to be accepted. The Trustee shall have the right to reject any or all proposals in whole or in part if it can at the time of opening said proposals purchase the requisite amount of such bonds or any part thereof at a lower price than it could by accepting said proposals. All offers by holders shall be subject to acceptance of a portion thereof unless otherwise expressed in the offers and all advertisements for written proposals shall so state.

Section 9.06. All bonds issued hereunder paid, retired or redeemed under any of the provisions of this Indenture or purchased by the Trustee as provided in Section 9.05 hereof shall forthwith be canceled by the Trustee.

ARTICLE X

POSSESSION, USE AND RELEASE OF MORTGAGED AND PLEDGED PROPERTY

Section 10.01. So long as the Company is not in default in the payment of the interest on any of the bonds then Outstanding hereunder or none of the completed defaults specified in Section 11.01 shall have occurred and be continuing, the Company shall be permitted to possess, use and enjoy the Mortgaged and Pledged Property (except money and securities which are expressly required to be deposited with the Trustee), and to receive, use and dispose of the tolls, rents, revenues, issues, earnings, income, products and profits thereof, with power, in the ordinary course of business, freely and without let or hindrance on the part of the Trustee or of the bondholders to use and consume supplies, and, except as herein otherwise expressly provided to the contrary, to exercise any and all rights under choses in action and contracts.

Section 10.02. So long as the Company is not in default in the payment of the interest on any of the bonds then Outstanding hereunder or none of the completed defaults specified in Section 11.01 shall have occurred and be continuing, the Company may at any time and from time to time, without any release or consent by the Trustee:

(1) sell or otherwise dispose of, free from the Lien of this Indenture, any machinery, equipment, tools, implements, or other property, which shall have become old, inadequate, obsolete, worn out or unfit for use, whenever there shall have been acquired, made or constructed, Property Additions (not within the term Funded Property as defined in Section 1.01 hereof except as the cost thereof replaces in value on the books of the Company the cost of Funded Property disposed of hereunder) of at least equal value to that of the property disposed of;

(2) cancel or make changes or alterations in or substitutions of any and all contracts, leases and rights of way grants;

(3) surrender or assent to the modification of any franchise, license, governmental consent or permit under which it may be operating, provided that, to the extent such surrender or modification is with respect to any franchise, license, governmental consent or permit that does not constitute Excepted Property and is material to the operation or ownership of property subject to the Lien of this Indenture then such surrender or modification shall, in the opinion of the President or a Vice-President of the Company (such opinion to be stated in a certificate of the President or a Vice-President of the Company to be filed with the Trustee), be desirable in the conduct of the business of the Company, or provided that, in the event of any such surrender or modification, the Company shall still have, under some other franchise, license, governmental consent or permit or under the modified franchise, license, governmental consent or permit, or under a new franchise, license, governmental consent or permit (subject to the Lien of this Indenture and free from any liens prior thereto except the lien of the Prior Liens and excepted encumbrances, as denned herein, and any other liens to which the surrendered franchise, license, governmental consent or permit shall have been subject at the time of such surrender), authority to conduct the same or an extended business in the same or substantially the same or an extended territory for the same or substantially the same or an extended or unlimited or indeterminate period of time or until the maturity date of the latest maturing series of bonds at the time Outstanding hereunder;

(4) without limiting clause (1) above, sell or otherwise dispose of, free from the Lien of this Indenture, any machinery, equipment, tools, implements, or other property, which shall have become old, inadequate, obsolete, worn out or unfit for use (regardless of whether replacement property has been acquired by the Company); provided, however, the aggregate value of property so released under this clause (4) shall not exceed Ten Million Dollars ($10,000,000) in any calendar year. (Such Ten Million Dollar ($10,000,000) threshold shall be escalated annually at the CPI from January 1, 2023.)

Section 10.03. So long as the Company is not in default in the payment of the interest on any bonds then Outstanding hereunder or none of the completed defaults specified in Section 11.01 shall have occurred and be continuing, the Company may obtain the release of any of the Mortgaged and Pledged Property, except cash then held by the Trustee (provided, however, that Prior Lien Bonds deposited with the Trustee shall not be released except as provided in Article VIII hereof), and the Trustee shall release the same from the Lien of this Indenture upon the application of the Company and receipt by the Trustee of:

(1) a Treasurer’s Certificate describing in reasonable detail the property to be released and requesting such release;

(2) an Engineer’s Certificate made and dated not more than ninety (90) days prior to the date of such application, stating the full value, in the opinion of the signers, of the property to be released, stating whether or not such property or any portion thereof is Funded Property and the full value of such portion, and further stating that such property is in the opinion of the signers no longer desirable in the conduct of the business of the Company, and stating also, in the case the Trustee is requested to release any franchise, that such release will not impair the right of the Company to operate any of its remaining properties;

(3) an amount in cash equivalent to the amount, if any, by which the value of the property to be released, as specified in the Engineer’s Certificate provided for in clause (2) above, exceeds the aggregate of the following items:

(a) the principal amount of any obligations simultaneously delivered to the Trustee consisting of obligations secured by purchase money mortgage upon the property released, bonds issued and Outstanding hereunder, or Outstanding Prior Lien Bonds;

(b) the amount by which any Prior Lien has been reduced by payment, or by the assumption of the payment thereof by the purchaser of the property to be released (if all property subject to the mortgage or other lien securing such Prior Lien has been or is to be released), or otherwise, or ascertained by judicial determination or otherwise to be in whole or in part invalid, as shown by a Treasurer’s Certificate simultaneously delivered to the Trustee, provided that the amount of any such reduction of Prior Liens shall not be included to the extent that such amount has previously been used as a basis for the authentication and delivery of bonds hereunder or the withdrawal of Funded Cash or the release of Funded Property under any of the provisions of this Indenture; and

(c) the cost or then Fair Value (whichever is less), as shown by a further Engineer’s Certificate (made and dated not more than ninety (90) days prior to the date of such application) simultaneously delivered to the Trustee, of any Property Additions which shall not then be within the term Funded Property with respect to which such further Engineer’s Certificate shall state that the same have been acquired or constructed, or concurrently with the release of such property will be acquired, by the Company. The cost of any Property Additions received as the consideration or as part of the consideration in exchange for the property to be released shall be deemed to be the amount stated to be the full value of the property to be released as set forth in the Engineer’s Certificate provided for in clause (2) of this Section 10.03 plus the amount of any cash or the Fair Value of any other consideration, as shown by the further Engineer’s Certificate provided for in this subdivision (c), delivered by the Company in connection with such exchange or less the amount of any cash or the Fair Value of any other consideration, as shown by the further Engineer’s Certificate provided for in this subdivision (c) received by the Company in connection with such exchange;

(4) in case any obligations secured by purchase money mortgage upon the property to be released are included in the consideration for such release, an Opinion of Counsel to the effect that in the opinion of such counsel, such obligations are valid obligations.

If the property to be released is subject to any Prior Lien or to any lien prior to the Lien of this Indenture and, if to obtain the release of such property therefrom, the terms thereof require any consideration to be paid to the trustee or other holder of any such Prior Lien or of any such lien prior to the Lien of this Indenture, the Engineer’s Certificate above provided for in clause (2) of this Section shall so state, and the certificate of the trustee or other holder of any such Prior Lien or of any such lien prior to the Lien of this Indenture that it has received such consideration, shall be accepted by the Trustee, to the extent of such consideration so received, in lieu of cash, obligations, bonds or Property Additions required by the provisions of clause (3) of this Section 10.03 to be delivered or certified to the Trustee upon the release of said property.

In case the release of property is based upon the acquisition or construction of Property Additions, the Trustee shall also be furnished with such certificates and opinions with respect thereto, and such instruments and other papers as would be necessary to entitle the Company under the provisions of Section 4.06 hereof to the authentication and delivery of bonds upon the basis of such Property Additions, exclusive of the Resolution and certificate required by clauses (1) and (7) of Section 4.06 and such parts of the opinion described in clause (8) of Section 4.06 as relate solely to the authorization of the issuance of bonds by governmental authorities and by the Company or to the security of bonds by the Lien of this Indenture; and the releases of such property to the extent that the same are based upon Property Additions shall be subject to all the conditions, provisions and limitations to which the authentication and delivery of additional bonds are subjected by the provisions of Sections 4.02, 4.03, and 4.05 hereof, as fully to all intents and purposes as if application were made for the authentication and delivery of bonds thereon in principal amount equivalent to the value (as shown by the Engineer’s Certificate in clause (2) of this Section 10.03 provided for) of the property so released; except that the provisions of Section 4.03 hereof in so far as they limit the principal amount of bonds to be authenticated to a percentage of the cost or of the then Fair Value of such Property Additions, whichever shall be less, shall be inapplicable to the release of property under this Section. If any Property Additions constituting a part or all of the consideration for the release of property under this Section are subject to any Prior Liens, then in order to ascertain the cost or Fair Value of such Property Additions so constituting a part or all of such consideration, there shall be deducted from the cost or Fair Value (whichever shall be less) of such Property Additions an amount equal to one hundred sixty-six and two-thirds percent (166-2/3%) of the principal amount of said Prior Lien Bonds (exclusive of any such Outstanding Prior Lien Bonds for the purchase, payment or redemption of which money in the necessary amount shall have been irrevocably deposited with the trustee or other holder of the mortgage or other lien securing such Prior Lien Bonds) unless other Property Additions subject to the same Prior Liens shall theretofore have been made the basis of the authentication and delivery of bonds under Article IV hereof or the withdrawal of cash or the release of property under any of the provisions of this Indenture.

Any bonds issued hereunder deposited with the Trustee pursuant to the provisions of this Section shall forthwith be canceled and delivered to the Company, and any Prior Lien Bonds deposited with the Trustee pursuant to the provisions of this Section shall be held by the Trustee subject to the provisions of Article VIII and any moneys and/or purchase money obligations and/or property and/or the proceeds of any thereof and/or substitutes therefor received by the Trustee under this Section 10.03 shall be held as part of the Mortgaged and Pledged Property and such moneys and/or purchase money obligations shall be paid over, withdrawn, used or applied, in the manner, to the extent and for the purposes and subject to the conditions provided in Section 10.05 hereof.

Section 10.04.    The Trustee shall whenever from time to time requested by the Company and without requiring compliance with any of the provisions of Section 10.03 hereof, release from the Lien of this Indenture unimproved real estate, provided the aggregate value of unimproved real estate so released without such compliance in any period of five consecutive years shall not exceed the sum of Ten Million Dollars ($10,000,000). (Such Ten Million Dollar ($10,000,000) threshold shall be escalated annually at the CPI from January 1, 2023.) A Treasurer’s Certificate as to any facts required to be known by the Trustee as a condition precedent to action by it under this Section shall fully protect the Trustee in any action taken upon the faith thereof. The Company covenants that it will deposit with the Trustee, to be dealt with in the manner provided in Section 10.05 hereof, the consideration, if any, received by it upon the sale or other disposition of any unimproved real estate so released (unless the same shall have been paid or delivered to the trustee or other holder of a mortgage or other instrument constituting a Prior Lien or constituting a lien prior to the Lien of this Indenture in accordance with the provisions thereof and a Treasurer’s Certificate to that effect shall have been furnished to the Trustee).

Section 10.05. Any money received in consideration of any release by the Trustee, including payment on account of the principal of any obligations secured by purchase money mortgage so received, and any money which may be applied as in this Section provided,

(1) may be withdrawn from time to time to reimburse the Company in full for expenditures incurred in acquiring, making or constructing unfunded Property additions; or

(2) may be withdrawn from time to time by the Company in an amount equal to the principal amount of bonds issued and Outstanding hereunder and concurrently deposited with the Trustee for cancellation; or in an amount equal to the principal amount of unfunded Prior Lien Bonds concurrently deposited with the Trustee under the provisions of this Section 10.05 to be held subject to the provisions of Article VIII hereof, or equal to the amount by which any Prior Lien may have been reduced by payment or otherwise or ascertained by judicial determination or otherwise to be invalid, provided that said amount of the reduction of, or invalidity in, a Prior Lien, has not previously been used as a basis for the authentication and delivery of bonds hereunder or the withdrawal of Funded Cash or the release of Funded Property under any of the provisions of this Indenture; or

(3) may, upon the request of the Company, be used by the Trustee for the purchase of bonds issued hereunder in accordance with the provisions of Section 9.05 hereof; or

(4) may, upon the request of the Company, be applied by the Trustee to the redemption of any bonds issued hereunder which are by their terms redeemable before maturity, of such series as may be designated by the Company, such redemption to be in the manner and as provided in Article IX hereof.

Such moneys shall from time to time be paid out or used or applied by the Trustee as aforesaid upon the written order of the Company, signed by its President or a Vice-President and its Treasurer or an Assistant Treasurer, and (a) with respect to any payment under clause (1) above, upon receipt by the Trustee of such certificates, opinions, instruments and other papers with respect to such Property Additions as would be necessary under the provisions of Section 4.06 hereof to entitle the Company to the authentication and delivery of bonds upon the basis thereof in principal amount equivalent to the amount of cash to be withdrawn, exclusive of the Resolution and certificate required by clauses (1) and (7) of Section 4.06 and of such parts of the opinion described in clause (8) of Section 4.06 as relate solely to the authorization of the issuance of bonds by governmental authorities and by the Company or to the security of bonds by the Lien of this Indenture, or (b) with respect to any payment under clause (2) above, upon the deposit with the Trustee by the Company of bonds issued hereunder or of such Prior Lien Bonds or of such certificates with respect to Prior Liens as would be necessary under the provisions of Section 4.04 hereof to entitle the Company to the authentication and delivery of additional bonds in principal amounts equivalent to the amount of cash to be withdrawn.

The withdrawal of cash upon the basis of Property Additions under the provisions of this Section shall be subject to all the conditions, provisions and limitations to which the authentication and delivery of additional bonds are subject by the provisions of Sections 4.02, 4.03 and 4.04 hereof, as fully to all intents and purposes as if application were made for the authentication of bonds in principal amounts equivalent to the amounts of cash so withdrawn; except that the provisions of Section 4.03 hereof in so far as they limit the principal amount of bonds to be authenticated to a percentage of the cost or of the then Fair Value of such Property Additions, whichever shall be less, shall be inapplicable to the release of cash under this Section; provided, however, that if any Property Additions made the basis of the withdrawal of cash under this Section are subject to any Prior Liens, as defined in Section 1.01 hereof, then in order to ascertain the cost or Fair Value of such Property Additions so constituting a part or all of such consideration, there shall be deducted from the cost or Fair Value (whichever shall be less) of such Property Additions an amount equal to one hundred sixty-six and two-thirds percent (166-2/3%) of the principal amount of said Prior Lien Bonds (exclusive of any such Outstanding Prior Lien Bonds for the purchase, payment or redemption of which money in the necessary amount shall have been irrevocably deposited with the trustee or other holder of the mortgage or other lien securing such Prior Lien Bonds) unless other Property Additions subject to the same Prior Liens shall theretofore have been made the basis of the authentication and delivery of bonds under Article IV hereof or the withdrawal of cash or the release of property under any of the provisions of this Indenture.

In the event that the Company shall direct the Trustee to apply any money held by it under this Section, or any money subject to be used or applied as in this Section provided, to the purchase or redemption of bonds issued hereunder, the Company shall pay to the Trustee upon such purchase or on or before the date of such redemption, as the case may be, an amount in cash, to be held by the Trustee subject to the provisions of this Section, equal to the Premiums, if any, and the accrued interest, if any, payable to the holders of the bonds to be so purchased or redeemed.

Any purchase money mortgage received in consideration of the release of any property by the Trustee, or the obligations secured by such purchase money mortgage, may be released by the Trustee upon payment by the Company to the Trustee of the principal of any unpaid portion of such purchase money mortgage or of the obligations thereby secured. The principal of and interest on any such purchase money mortgage, or of the obligations thereby secured, shall be collected by the Trustee as and when the same become payable, and the Trustee may take any action which in its judgment may be desirable or necessary to avail of the security of such purchase money mortgage. So long as none of the completed defaults specified in Section 11.01 shall have occurred, the interest received by the Trustee on any such purchase money mortgage, or the obligations thereby secured, prior to the maturity thereof, shall be paid over to the Company.

Any new property acquired by exchange or purchase to take the place of any property released under any provision of this Article X shall forthwith and without further conveyance become subject to the lien of and be covered by this Indenture as a part of the Mortgaged and Pledged Property; but the Company shall if requested by the Trustee convey the same, or cause the same to be conveyed, to the Trustee by appropriate instruments of conveyance upon the trusts and for the purposes of this Indenture.

Any bonds issued hereunder deposited with or purchased by the Trustee pursuant to the provisions of this Section shall forthwith be canceled and delivered to the Company, and any Prior Lien Bonds deposited with the Trustee pursuant to the provisions of this Section shall be held by the Trustee subject to the provisions of Article VIII.

In the event that cash shall have remained on deposit with the Trustee under any of the provisions of this Article X for more than two years in an amount in excess of Two Million Dollars ($2,000,000), or 25%, whichever shall be greater, of the aggregate principal amount of all bonds Outstanding hereunder at the end of such two years and of all then Outstanding Prior Lien Bonds and in respect to which cash notice in writing of intention to apply the same to a construction program then in progress and incomplete shall not have been given to the Trustee by the Company within such two years, such cash then so on deposit with the Trustee and in respect to which such notice shall not have been given shall be used to redeem, or at the option of the Company to purchase, bonds Outstanding hereunder of such one or more series as the Company shall designate, or upon the failure of the Company to designate one or more series for redemption for fifteen (15) days after being so requested in writing by the Trustee of such one or more series as the Trustee shall thereupon determine.

Section 10.06. Should any of the Mortgaged and Pledged Property be taken by exercise of the power of eminent domain or should any governmental body or agency, at any time, exercise any right which it may have to purchase any part of the Mortgaged and Pledged Property, the Trustee may release the property so taken or purchased, and shall be fully protected in doing so upon being furnished with Treasurer’s Certificate to the effect that such property has been taken by exercise of the power of eminent domain, or purchased by a governmental body or agency in the exercise of a right which it had to purchase the same. The proceeds of all property so taken or purchased shall be paid over to the Trustee (unless the same shall have been paid or delivered to the trustee or other holder of a mortgage or other lien constituting a Prior Lien or lien prior hereto, in accordance with the provisions thereof as set forth in the Treasurer’s Certificate delivered to the Trustee pursuant to this Section 10.06), and (if paid over to the Trustee hereunder) may thereafter be withdrawn in the manner and for the purposes and subject to the conditions provided in Section 10.05 hereof.

Section 10.07. The Company may, at any time, so long as the Company is not in default under Section 11.01, by Resolution, request the Trustee to subordinate the Lien of this Indenture with respect to any Property Additions not included in the term Funded Property to the lien of any Prior Lien for the purpose, but only for the purpose, of subjecting such property to the lien of such Prior Lien as a lien or liens prior to the Lien of this Indenture and in order to secure releases of property or withdrawals of cash held by the trustee or other holder of such Prior Lien; provided, however, that in every such case the cash so released or withdrawn shall be at least equal in amount to the then Fair Value (as shown by an Engineer’s Certificate) of the Property Additions so subordinated, and such cash shall be forthwith paid over to the Company; and the Trustee shall forthwith upon receipt by the Trustee of such request and such Engineer’s Certificate execute any or all instruments that may be necessary or appropriate for such purpose which are submitted to it by the Company.

Section 10.08. In case the Mortgaged and Pledged Property shall be in the possession of a receiver, lawfully appointed, the powers hereinbefore conferred upon the Company with respect to the sale or other disposition of the Mortgaged and Pledged Property may be exercised by such receiver, notwithstanding the Company may be in default and any request, certificate or appointment made or signed by such receiver for such purposes shall be as effective as if made by the Company or its Board of Directors or any of its officers or appointees in the manner herein provided; and if the Trustee shall be in possession of the Mortgaged and Pledged Property under any provision of this Indenture, then such powers may be exercised by the Trustee in its discretion notwithstanding the Company may be in default.

Section 10.09. No purchaser in good faith of property purporting to have been released hereunder shall be bound to ascertain the authority of the Trustee to execute the release, or to inquire as to any facts required by the provisions hereof for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Article X to be sold, granted, exchanged or otherwise disposed of, be under obligation to ascertain or inquire into the authority of the Company to make any such sale, grant, exchange or other disposition.

Section 10.10. The Trustee shall not be required under any of the provisions of this Article to release at the request or the Company any part of the Mortgaged and Pledged Property from the Lien of this Indenture at any time when the Company shall be in default in the performance of any covenant or agreement in the bonds or in this Indenture contained, but notwithstanding any such default, the Trustee may release from the Lien of this Indenture any part of the Mortgaged and Pledged Property, upon compliance with the conditions specified in this Article in respect thereof (excepting the condition as to the Company’s not being in default), if the Trustee in its discretion shall deem such release for the best interests of the bondholders.

Section 10.11. Notwithstanding any other provision of Article X, so long as the Company is not in default in the payment of the interest on any bonds then Outstanding hereunder and none of the completed defaults specified in Section 11.01 shall have occurred and be continuing, the Company may obtain the release of all property comprising Gas Plant, and the Trustee shall release the same from the Lien of this Indenture upon the application of the Company and receipt by the Trustee of

(1) a Treasurer’s Certificate requesting such release; and

(2) written evidence from each nationally recognized rating agency then rating the Company’s unenhanced long term debt secured by this Indenture that its respective rating of such long term debt will not be withdrawn or reduced as a result of the release of Gas Plant property from the Lien of this Indenture.

Section 10.12. So long as the Company is not in default in the payment of the interest on any bonds then Outstanding hereunder or none of the completed defaults specified in Section 11.01 shall have occurred and be continuing, the Company may obtain the release of any of the Mortgaged and Pledged Property, except cash then held by the Trustee (provided, however, that Prior Lien Bonds deposited with the Trustee shall not be released except as provided in Article VIII hereof), and the Trustee shall release the same from the Lien of this Indenture upon the application of the Company and receipt by the Trustee of the documents and instruments set forth below in this Section 10.12, if the cost or the then Fair Value (whichever is less) of the aggregate Mortgaged and Pledged Property (excluding the Mortgaged and Pledged Property to be released but including any Mortgaged and Pledged Property to be acquired by the Company with the proceeds of, or otherwise in connection with, such release) stated in the Engineer’s Certificate delivered pursuant to clause (2) of this Section 10.12 equals or exceeds an amount equal to ten-sevenths (10/7) of the aggregate principal amount of bonds then Outstanding:

(1) a Resolution describing in reasonable detail the property to be released and requesting such release;

(2) an Engineer’s Certificate made and dated not more than ninety (90) days prior to the date of such application, stating (x) the cost or the then Fair Value (whichever is less) of (a) the aggregate Mortgaged and Pledged Property, and (b) the portion of the Mortgaged and Pledged Property to be released and that such release will not materially adversely affect the conduct of the business of the Company and (y) the cost or the then Fair Value (whichever is less) of the aggregate Mortgaged and Pledged Property (excluding the Mortgaged and Pledged Property to be released but including any Mortgaged and Pledged Property to be acquired by the Company with the proceeds of, or otherwise in connection with, such release) stated in the Engineer’s Certificate equals or exceeds an amount equal to ten sevenths (10/7) of the aggregate principal amount of bonds then Outstanding;

(3) a Treasurer’s Certificate stating that the Company is not to the knowledge of the signer in default under any of the provision of this Indenture; and

(4) appropriate documents and instruments releasing without recourse the interest of the Trustee in the property to be released.

For purposes of this Section 10.12, “Fair Value” means value determined without deduction to reflect that such property may be of value only to the Company or another operator of the Mortgaged and Pledged Property as a whole, which value may be determined without physical inspection by the use of accounting or engineering records and other data maintained by, or available to, the Company.

ARTICLE XI

REMEDIES OF TRUSTEE AND BONDHOLDERS UPON DEFAULT

Section 11.01. Upon the occurrence of any one or more of the following events (herein sometimes called “completed defaults”):

(1) Default in the payment of the principal or Premium thereon, if any, of any bond hereby secured when the same shall have become due and payable, whether at maturity as therein expressed or by declaration or otherwise; or

(2) Default continued for ninety (90) days in the payment of any interest upon any bond hereby secured; or

(3) Default in the payment of the principal or Premium thereon, if any, of any Prior Lien Bond when the same shall have become due and payable, whether at maturity as therein expressed or by declaration or otherwise; or

(4) Default in the payment of any interest upon any Prior Lien Bond, continued for the period of grace, if any (not exceeding ninety (90) days), specified in the mortgage or other instrument securing such Prior Lien Bonds; or

(5) Default in the covenants of the Company with respect to bankruptcy, insolvency or receivership contained in Section 7.11 hereof; or

(6) Default continued for ninety (90) days after notice to the Company from the Trustee in the performance of any other covenant, agreement or condition contained herein or in any indenture supplemental hereto or in any bond secured hereby;

the Trustee or, subject to Section 11.16, the holders of not less than thirty-three and one-third percent (33 1/3%) in principal amount of the bonds then Outstanding hereunder may, by notice in writing delivered to the Company, declare the principal of all bonds hereby secured then Outstanding and the interest accrued thereon immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable; subject, however, to the right of the holders of a majority in principal amount of all Outstanding bonds, by written notice to the Company and to the Trustee to annul such declaration and destroy its effect at any time before any sale hereunder, if (x) before any such sale all agreements with respect to which default shall have been made shall be fully performed or made good, and all arrears of interest upon all bonds Outstanding hereunder and the reasonable expenses and charges of the Trustee, its agents and attorneys, and all other indebtedness secured hereby, except the principal of any bonds not then due by their terms and interest accrued on such bonds since the last interest day, shall be paid, or the amount thereof shall be paid to the Trustee for the benefit of those entitled thereto and (y) the annulment would not conflict with any judgment or decree. No such annulment or waiver shall extend to any such subsequent default or affect or impair any right consequent thereon.

Section 11.02. Upon the occurrence of one or more completed defaults, the Company, upon demand of the Trustee, shall, to the extent permitted by applicable law, forthwith surrender to the Trustee the actual possession of, and it shall be lawful for the Trustee, by such officer or agent as it may appoint, to take possession of all the Mortgaged and Pledged Property (with the books, papers and accounts of the Company), and to hold, operate and manage the same, and from time to time to make all needful repairs and such alterations, additions and improvements as to the Trustee shall reasonably request; and to receive the rents, income, issues and profits thereof, and out of the same to pay all proper costs and expenses of so taking, holding and managing the same, including reasonable compensation to the Trustee, its agents and counsel, and any charges of the Trustee hereunder, and any taxes and assessments and other charges prior to the Lien of this Indenture which the Trustee may deem it wise to pay, and all expenses of such repairs, alterations, additions and improvements, and to apply the remainder of the moneys so received by the Trustee, subject to the provisions hereof with respect to extended, transferred or pledged claims for interest, first to the payment of the installments of interest which are due and unpaid, in the order of their maturity, with interest on said interest at the same rates respectively as shall be borne by the bonds on which such interest shall be overdue, and next, if the principal of any of said bonds is due, to the payment of the principal and accrued interest thereon at the same rate as is expressed in the bonds pro rata without any preference or priority whatever, except as aforesaid. Whenever all that is due upon such bonds and installments of interest and under any of the terms of this Indenture shall have been paid and all defaults made good, the Trustee shall surrender possession to the Company, its successors or assigns; the same right of entry, however, to exist upon any subsequent default.

Section 11.03. Upon the occurrence of one or more completed defaults, the Trustee at the written direction of the holders of a majority of the principal amount of the bonds then Outstanding, by such officer or agent as it may appoint, with or without entry, may, if permitted by applicable law, sell all the Mortgaged and Pledged Property as an entirety (if permitted by applicable law), or in such parcels as the holders of a majority in principal amount of the bonds Outstanding hereunder shall in writing request, at public auction, at some convenient place in Evansville, Indiana, or such other place or places as may be required by law, having first given notice of such sale as may be required by law, and from time to time to adjourn such sale in its discretion by announcement at the time and place fixed for such sale without further notice, and upon such sale to make and deliver to the purchaser or purchasers a good and sufficient deed or deeds for the same, which sale shall be a perpetual bar, both at law and in equity, against the Company and all persons and corporations lawfully claiming or who may claim by, through or under it.

Section 11.04. In case of the breach of any of the covenants or conditions of this Indenture, the Trustee shall have the right and power to take appropriate judicial proceedings for the enforcement of its rights and the rights of the bondholders hereunder. In case of a completed default hereunder that is continuing, the Trustee may either after entry, or without entry, proceed by suit or suits at law or in equity to enforce payment of the bonds then Outstanding hereunder and to foreclose this mortgage and to sell the Mortgaged and Pledged Property under the judgment or decree of a court of competent jurisdiction; and it shall be obligatory upon the Trustee to take action, either by such proceedings or by the exercise of its powers with respect to entry or sale, as it may determine, upon being requested to do so by the holders of a majority in principal amount of the bonds then Outstanding hereunder and upon being indemnified as hereinafter provided.

No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the bondholders), is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

No waiver of any default hereunder, whether by the Trustee or by the bondholders, shall extend to or shall affect any subsequent default or shall impair any rights or remedies consequent thereon.

Section 11.05. Anything in this Indenture to the contrary notwithstanding, the holders of a majority in principal amount of the bonds then Outstanding hereunder shall have the right, at any time, by an instrument in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken for any sale of the Mortgaged and Pledged Property, or for the foreclosure of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

Section 11.06. In case of a completed default hereunder, and upon the filing of a bill in equity, or other commencement of judicial proceedings to enforce the rights of the Trustee and of the bondholders under this Indenture, the Trustee shall be entitled as a matter of right to the appointment of a receiver or receivers of the Mortgaged and Pledged Property, and of the income, rents, issues and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

Section 11.07. Upon any sale being made either under the power of sale hereby given or under judgment or decree in any judicial proceedings for the foreclosure or otherwise for the enforcement of this Indenture, the principal of all bonds then Outstanding hereunder, if not previously due, shall at once become and be immediately due and payable.

Section 11.08. Any sale made either under the power of sale hereby given or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Indenture, any bondholder or bondholders or the Trustee may bid for and purchase the Mortgaged and Pledged Property or any thereof and upon compliance with the terms of sale may hold, retain and possess and dispose of such property in their or its own absolute right without further accountability, and any purchaser at any such sale may, in paying the purchase money, turn in any of the bonds and claims for interest outstanding hereunder in lieu of cash to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, subject, however, to the provisions in respect to extended, pledged and transferred claims for interest contained in Section 11.12 hereof. Said bonds, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the holders thereof after being appropriately stamped to show partial payment.

Section 11.09. Upon any sale made either under the power of sale hereby given or under judgment or decree in any judicial proceedings for the foreclosure or otherwise for the enforcement of this Indenture, the receipt of the Trustee or of the officer making such sale shall be a sufficient discharge to the purchaser or purchasers at any sale for its purchase money, and such purchaser or purchasers, its or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustee or of such officer therefor, be obliged to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof.

Section 11.10. Any sale made either under the power of sale hereby given or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Indenture, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Company, of, in and to the property so sold, and shall be a perpetual bar both at law and in equity against the Company, its successors and assigns, and against any and all persons claiming or who may claim the property sold or any part thereof, from, through or under the Company, its successors or assigns.

Section 11.11. [Reserved]

Section 11.12. The proceeds of any sale made either under the power of sale hereby given, or under judgment or decree in any judicial proceeding for the foreclosure or otherwise for the enforcement of this Indenture, together with any other amounts of cash which may then be held by the Trustee, as part of the Mortgaged and Pledged Property, shall be applied as follows:

First—To the payment of all the costs and expenses of such sale, including reasonable compensation to the Trustee, its agents and attorneys, and of all other fees, expenses and indemnities payable to the Trustee hereunder by reason of any expenses or liabilities incurred without negligence or bad faith on the part of the Trustee or advances made in connection with the management or administration of the trusts hereby created;

Second—To the payment of all taxes, assessments or liens prior to the Lien of this Indenture, except those subject to which such sale shall have been made;

Third— To the payment in full of the amounts then due and unpaid for principal and interest upon the bonds then Outstanding hereunder; and in case such proceeds shall be insufficient to pay in full the amounts so due and unpaid, then to the payment thereof ratably, with interest on the overdue principal and installments of interest at the rates expressed in the bonds, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest. Provided, however, that if the time for the payment of any claim for interest upon any of the bonds secured hereby shall have been extended, whether or not by or with the consent of the Company, or if any thereof at or after maturity shall have been transferred or pledged separate from the bond to which they relate, such claims for interest shall not be entitled in case of default hereunder to the benefit or security of this Indenture except after the prior payment in full of the principal of all bonds issued hereunder then Outstanding and of all claims for interest on such bonds the payment of which has not been so extended, or not so transferred or pledged;

Fourth—Any surplus thereof remaining to the Company, its successors or assigns, or to whosoever may be lawfully entitled to receive the same.

Section 11.13. In case of a default on its part, as aforesaid, neither the Company nor any one claiming through or under it shall or will set up, claim, or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force in any locality where any of the Mortgaged and Pledged Property may be situated, in order to prevent or hinder the enforcement or foreclosure of this Indenture, or the absolute sale of the Mortgaged and Pledged Property hereby conveyed, or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser or purchasers thereat, but the Company, for itself and all who may claim through or under it, hereby waives the benefit of all such laws and hereby waives all right of appraisement and redemption to which it may be entitled under the laws of the State of Indiana or of any other state where any of the Mortgaged and Pledged Property may be situated. In addition, the Company, for itself and all who may claim through or under it, waives any and all right to have the estates comprised in the security intended to be created hereby marshaled upon any foreclosure of the Lien of this Indenture, and agrees that any court having jurisdiction to foreclose such lien may sell the Mortgaged and Pledged Property as an entirety (if permitted by applicable law).

Section 11.14. Upon acceleration of the bonds as set forth in Section 11.01, the Trustee shall be entitled to sue and recover judgment or to file any proof of debt, petition or other document as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the Lien of this Indenture upon the Mortgaged and Pledged Property, and in case of a sale of any of the Mortgaged and Pledged Property and of the application of the proceeds of sale to the payment of the debt hereby secured, the Trustee in its own name and as trustee of an express trust, shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon any and all the bonds then Outstanding hereunder, for the benefit of the holders thereof, and the Trustee shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest. No recovery of any such judgment by the Trustee and no levy of any execution upon any such judgment upon any of the Mortgaged and Pledged Property or upon any other property, shall in any manner or to any extent affect the Lien of this Indenture upon the Mortgaged and Pledged Property or any part thereof, or any rights, powers or remedies of the Trustee hereunder, or any lien, rights, powers or remedies of the holders of the said bonds, but such lien, rights, powers and remedies of the Trustee and of the bondholders shall continue unimpaired as before.

Any moneys thus collected or received by the Trustee under this Section shall be applied by it first, to the payment of its expenses, disbursements and compensation and the expenses, disbursements and compensation of its agents and attorneys, and, second, toward payment of the amounts then due and unpaid upon such bonds in respect of which such moneys shall have been collected, ratably and without preference or priority of any kind (subject to the provisions of Section 11.12 hereof with respect to extended, transferred or pledged claims for interest), according to the amounts due and payable upon such bonds, at the date fixed by the Trustee for the distribution of such moneys, upon presentation of the several bonds and upon stamping such payment thereon, if partly paid, and upon surrender thereof, if fully paid.

Section 11.15. All rights of action under this Indenture or under any of the bonds may be enforced by the Trustee without the possession of any of the bonds or the production thereof on any trial or other proceedings relative thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee and any recovery of judgment shall be for the equal benefit of the holders of the Outstanding bonds.

Section 11.16. No holder of any bond shall have any right to institute any suit, action or proceeding in equity or at law for the foreclosure of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder, unless such holder shall have previously given to the Trustee written notice of a completed default and unless also the holders of a majority in principal amount of the bonds then Outstanding hereunder shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name, and unless also they shall have offered to the Trustee adequate security and indemnity against the costs, expenses and liabilities to be incurred therein or thereby; and such notification, request and offer of indemnity are hereby declared in every such case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for foreclosure or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more holders of the bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the Lien of this Indenture by such holder’s action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of all holders of Outstanding bonds. Nothing in this Indenture contained shall, however, affect or impair the right of any bondholder which is absolute and unconditional to enforce the payment of the principal of and interest on such bondholder’s bonds on and after the respective due dates thereof as therein expressed or the obligation of the Company which is also absolute and unconditional to pay the principal of and interest on each of the bonds issued hereunder to the respective holders thereof at the time and place in said bonds expressed.

Section 11.17. The Company may waive any period of grace provided for in this Article.

Section 11.18. In case the Trustee shall have proceeded to enforce any right under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored to their former positions and rights hereunder with respect to the Mortgaged and Pledged Property, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

ARTICLE XII

EVIDENCE OF RIGHTS OF BONDHOLDERS AND OWNERSHIP OF BONDS

Section 12.01. Any request, declaration or other instrument, which this Indenture may require or permit to be signed and executed by the bondholders, may be in any number of concurrent instruments of similar tenor, and shall be signed or executed by such bondholders in person or by attorney appointed in writing. Proof of the execution of any such request or other instrument, or of a writing appointing any such attorney, or of the holding by any person of the bonds, shall be sufficient for any purpose of this Indenture (except as otherwise herein expressly provided) if made in the following manner:

(1) The fact and date of the execution by any person of such request or other instrument or writing may be proved by the certificate of any notary public, or other officer authorized to take acknowledgments of deeds to be recorded in the state in which such person purports to act, that the person signing such request or other instrument acknowledged to such notary or other officer the execution thereof, or by an affidavit of a witness of such execution; or

(2) The amount of bonds transferable by delivery held by any person executing such request or other instrument as a bondholder, and the issue and serial numbers thereof, held by such person, and the date of such person’s holding the same, may be proved by a certificate executed by any trust company, bank, banker or other depositary wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such person had on deposit with such depositary, the bonds described in such certificate. The Trustee may nevertheless in its discretion require further proof in cases where it deems further proof desirable. The ownership of registered bonds shall be proved by the registry books.

Any request, consent or vote of the owner of any bond shall bind all future owners of the same in respect of anything done by the Company or the Trustee in pursuance thereof.

Section 12.02. The Company and the Trustee may deem and treat the person in whose name any bond Outstanding hereunder shall be registered upon the books of the Company as herein authorized, as the absolute owner of such bond for the purpose of receiving payment of or on account of the principal of and interest on such bond and for all other purposes; and all such payments so made to any such registered holder or upon such registered holder’s order, shall be valid and effectual to satisfy and discharge the liability upon such bond to the extent of the sum or sums so paid, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

Neither the Company nor the Trustee shall be bound to recognize any person as the holder of a bond Outstanding under this Indenture unless and until the bond in question is submitted for inspection, if required, and such person’s title thereto satisfactorily established, if disputed.

ARTICLE XIII

IMMUNITY OF SUBSCRIBERS TO CAPITAL STOCK, SHAREHOLDERS, OFFICERS AND DIRECTORS

Section 13.01. No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any indenture supplemental hereto, or in any bond hereby secured, or because of the creation of any indebtedness hereby secured, shall be had against any incorporator or any past, present or future subscriber to the capital stock, shareholder, officer, director or employee of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation under any rule of law, statute, constitution or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise; it being expressly agreed and understood that this Indenture, any indenture supplemental hereto and the obligations hereby and thereby secured, are solely corporate obligations, and that no personal liability whatever shall attach to, or be incurred by, such incorporators, subscribers to the capital stock, shareholders, officers, directors or employees of the Company or of any predecessor or successor corporation, or any of them, because of the incurring of the indebtedness hereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any indenture supplemental hereto or in any of the bonds hereby secured, or implied therefrom, and that any and all personal liability of every name and nature, and any and all rights and claims against every such incorporator, subscriber to the capital stock, shareholder, officer, director or employee, whether arising at common law or in equity, or created by rule of law, statute, constitution or otherwise, are expressly released and waived as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the bonds and interest obligations secured hereby.

ARTICLE XIV

EFFECT OF MERGER, CONSOLIDATION, ETC.

Section 14.01. Nothing in this Indenture shall prevent any consolidation of the Company with, or merger of the Company into, any corporation having corporate authority to carry on any of the businesses of the Company, or any conveyance, transfer or lease, subject to this Indenture, of all the Mortgaged and Pledged Property as an entirety to any corporation lawfully entitled to acquire or lease and operate the same; provided, however, and the Company covenants and agrees, that such consolidation, merger, conveyance, transfer or lease shall be upon such terms as fully to preserve and in no respect to impair the lien, efficiency or security of this Indenture, or of any of the rights or powers of the Trustee or the bondholders hereunder; and provided, further, that any such lease shall be made expressly subject to immediate termination by the Company or by the Trustee at any time during the continuance of a completed default hereunder, and also by the purchaser of the property so leased at any sale thereof hereunder, whether such sale be made under the power of sale hereby conferred or under judicial proceedings; and provided further, that, upon any such consolidation, merger, conveyance or transfer, or upon any such lease the term of which extends beyond the date of maturity of any of the bonds secured hereby, the due and punctual payment of the principal and interest of all said bonds according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Company, shall be expressly assumed in writing by the corporation formed by such consolidation or into which such merger shall have been made, or acquiring all the Mortgaged and Pledged Property as an entirety, as aforesaid, or by the lessee under any such lease the term of which extends beyond the date of maturity of any of the bonds secured hereby.

Section 14.02. In case the Company, pursuant to Section 14.01 hereof, shall be consolidated with or merged into any other corporation, or all the Mortgaged and Pledged Property as an entirety shall be conveyed or transferred, subject to the Lien of this Indenture, and in case the successor corporation formed by such consolidation, or into which the Company shall have been merged, or which shall have received a conveyance or transfer as aforesaid, shall have executed and caused to be recorded an indenture with the Trustee, satisfactory to the Trustee, whereby such successor corporation shall have assumed and agreed to pay, duly and punctually, the principal and interest of the bonds issued hereunder in accordance with the provisions of said bonds and this Indenture, and shall have agreed to perform and fulfill all the covenants and conditions of this Indenture to be kept or performed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein, and shall have and may exercise under this Indenture the same powers and rights as the Company, and (without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing general powers and rights) such successor corporation thereupon may cause to be executed, issued and delivered, either in its own name or in the name of Southern Indiana Gas and Electric Company, as its name shall then exist, such bonds as could or might have been executed, issued and delivered by the Company had such consolidation, merger, conveyance or transfer not occurred, and upon the order of such successor corporation in lieu of the Company, and subject to all the terms, conditions and restrictions in this Indenture prescribed, concerning the authentication and delivery of bonds, the Trustee shall authenticate and deliver any bonds which shall have been previously signed and delivered by the officers of the Company to the Trustee for authentication, and such bonds as the successor corporation shall thereafter, in accordance with the provisions of this Indenture, cause to be executed and delivered to the Trustee for such purpose, and such successor corporation shall also have and may exercise in respect of any Property Additions, and subject to all the terms, conditions and restrictions in this Indenture prescribed applicable thereto, whether as to withdrawal of cash, release of property or otherwise, the same powers and rights which the Company might or could exercise had such consolidation, merger, conveyance or transfer not occurred. All the bonds so issued shall in all respects have the same legal right and security as the bonds theretofore issued in accordance with the terms of this Indenture as though all of said bonds had been authenticated and delivered at the date of the execution hereof. As a condition precedent to the execution by such successor corporation and the authentication and delivery by the Trustee of any such additional bonds or the withdrawal of cash or the release of property under any of the provisions of this Indenture, on the basis of Property Additions acquired, made or constructed by the successor corporation, or by any corporation with which the Company or any successor corporation may be so consolidated or into which the Company or any successor corporation may be so merged or to which the Company or any successor corporation may make any such conveyance, the indenture with the Trustee to be executed and caused to be recorded by the successor corporation as in this Section provided or a subsequent indenture, shall contain a conveyance or transfer and mortgage in terms sufficient to subject such Property Additions to the Lien of this Indenture, and the lien created thereby shall have similar force, effect and standing as the Lien of this Indenture would have if the Company should not be consolidated with or merged into such other corporation or should not convey or transfer, subject to this Indenture, all the Mortgaged and Pledged Property as an entirety, as aforesaid, to such successor corporation, and should itself acquire or construct such Property Additions, and request the authentication and delivery of bonds or the withdrawal of cash or the release of property under the provisions of this Indenture in respect thereof. The Trustee may receive an Opinion of Counsel and a Treasurer’s Certificate as conclusive evidence that any such indenture complies with the foregoing conditions and provisions of this Section.

Section 14.03. In case the Company, pursuant to Section 14.01 hereof, shall be consolidated with or merged into any other corporation, or all the Mortgaged and Pledged Property as an entirety as aforesaid shall be conveyed or transferred, subject to the Lien of this Indenture, neither this Indenture nor the indenture with the Trustee to be executed and caused to be recorded by the successor corporation as provided in Section 14.02 hereof, shall, unless such indenture shall otherwise provide, become or be a lien upon any of the properties or franchises of the successor corporation except (1) those acquired by it from the Company and property appurtenant thereto and property which the successor corporation shall thereafter acquire or construct which shall form an integral part of or be essential for the use or operation of any property then or thereafter subject to the Lien of this Indenture, and property which shall then or thereafter be located on or appurtenant to or used in the operation of any such property; (2) the Property Additions to or about the plants or properties of the successor corporation made and used by it as the basis for the issue of additional bonds or the withdrawal of cash or the release of property under this Indenture as herein provided; and (3) such franchises, repairs and additional property as may be acquired, made or constructed by the successor corporation to maintain, renew and preserve the franchises covered by this Indenture and to keep and maintain the Mortgaged and Pledged Property in good repair, working order and condition as an operating system or systems, or in pursuance of some covenant or agreement hereof to be kept or performed by the Company.

ARTICLE XV

CONCERNING THE TRUSTEE

Section 15.01. The Trustee accepts the trust hereby created but only upon the terms and conditions set forth in this Article XV, to all of which the holders of the bonds at any time issued hereunder by the acceptance thereof agree. The Trustee undertakes, prior to default continued for the period specified in Section 11.01 of this Indenture and after the curing of all defaults which may have occurred, to perform such duties as are specifically set forth in this Indenture, and only such duties, and in case of a default continued for the period specified in said Section 11.01 (which has not been cured), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. The Trustee, upon receipt of evidence furnished to it by or on behalf of the Company pursuant to any provision of this Indenture, will examine the same to determine whether or not such evidence conforms to the requirements of this Indenture.

Section 15.02. The recitals of fact herein contained shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the value of the Mortgaged and Pledged Property or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Indenture or of the bonds issued hereunder, and the Trustee shall incur no responsibility in respect of such matters.

Section 15.03. The Trustee shall be under no duty to file or record or cause to be filed or recorded this Indenture, or any instruments or other documents supplemental hereto, as a mortgage, conveyance or transfer of real or personal property, or otherwise, or to refile or rerecord or renew the same, or to procure any further, other, or additional instruments of further assurance, or to see to the delivery to it of any personal property intended to be mortgaged or pledged hereunder, or to do any other act which may be suitable to be done for the better maintenance or continuance of the lien or security hereof, or for giving notice of the existence of such lien, or for extending or supplementing the same or to see that any property intended now or hereafter to be conveyed in trust hereunder is subjected to the Lien of this Indenture. The Trustee shall not be liable for failure of the Company to insure or renew insurance or for responsibilities of insurers, or for the failure of the Company to pay any tax or taxes in respect of the Mortgaged and Pledged Property, or any part thereof, or otherwise, nor shall the Trustee be under any duty in respect of any tax which may be assessed against it or the owners of the bonds Outstanding hereunder in respect of the Mortgaged and Pledged Property. The Trustee shall be under no duty or responsibility with respect to the validity or value of any securities at any time held by it hereunder. The Trustee shall be under no responsibility or duty with respect to the disposition of the bonds authenticated and delivered hereunder or the application of the proceeds thereof or the application of any moneys paid to the Company under any of the provisions hereof.

Section 15.04. (1) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct except that:

(a) prior to default under this Indenture, as provided in Section 11.01 hereof and after the curing of all defaults which may have occurred, the Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee but the duties and obligations of the Trustee, prior to default and after the curing of all defaults which may have occurred, shall be determined solely by the express provisions of this Indenture;

(b) prior to default under this Indenture, as provided in Section 11.01 hereof and after the curing of all defaults which may have occurred, and in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions conforming to the requirements of this Indenture;

(c) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers (as defined in Section 7.24 hereof) of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

(2) To the extent permitted by Section 15.01 hereof and by clause (1) of this Section 15.04:

(a) the Trustee may rely and shall be protected in acting upon, or in failing to take action as a result of, any resolution, certificate, opinion, statement, notice, request, consent, order, appraisal, report, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties; and the Trustee may consult with counsel (who may be an officer or employee of, or of counsel to, the Company) and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken by it hereunder in good faith and in accordance with the opinion of such counsel;

(b) the Trustee shall not be under any responsibility for the approval of any expert for any of the purposes expressed in this Indenture, except that nothing in this Section contained shall relieve the Trustee of its obligation to exercise reasonable care with respect to the approval of independent experts who may furnish opinions or certificates to the Trustee pursuant to any provision of this Indenture; but nothing contained in this subdivision (b) shall be deemed to modify the obligation of the Trustee to exercise, in case of default which has not been cured, the rights and powers vested in it by this Indenture with the degree of care and skill specified in Section 15.01 hereof;

(c) whenever in the administration of the trusts of this Indenture, prior to a default thereunder and after the curing of all defaults which may have occurred, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking any action thereunder, such matter (unless other evidence in respect thereof be therein specifically prescribed) may, in the absence of bad faith on the part of the Trustee, be deemed to be conclusively proved and established by a certificate signed and verified by the President or a Vice-President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company and delivered to the Trustee, and such certificate shall be full warrant to the Trustee for any action taken by it under the provisions of this Indenture upon the faith thereof.

(3) Any provision of this Indenture to the contrary notwithstanding, the following provisions of this Indenture are hereby expressly made subject to the provisions of Section 15.01 hereof and of this Section 15.04: the second paragraph of Section 7.05; Section 7.07; the last sentence of Section 7.10; the first sentence of Section 8.05; the last sentence of the first paragraph of Section 11.04; the second sentence of Section 12.01(2); Section 14.02; Section 15.05; Section 15.06: Section 15.08; Section 15.09; Section 15.12; and the last sentence of Section 17.02; provided, however, that nothing herein contained shall require the Trustee without its consent to advance or expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers if there is reasonable ground for the belief that the payment of such funds or liabilities is not reasonably assured to it by the security afforded to it by the terms of this Indenture.

Section 15.05. The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder, either itself or by or through its attorneys, agents or employees, and it shall not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys, agents or employees, if reasonable care shall have been exercised in the appointment and retention thereof, nor shall the Trustee be otherwise answerable or accountable under any circumstances whatsoever, except for its own bad faith. Whenever it is provided in this Indenture that the Trustee shall take any action, the Trustee taking such action shall have full power to give any and all notices and to do any and all acts and things incidental to such action.

Section 15.06. The Trustee shall not be required to ascertain or inquire as to the performance of any of the covenants or agreements herein contained on the part of the Company. The Trustee shall not be required to take notice, or be deemed to have knowledge, of any default of the Company hereunder and may conclusively assume that there has been no such default unless and until it shall have been specifically notified in writing of such default by the Company or the holders of not less than a majority in principal amount of the bonds then Outstanding hereunder. The Trustee shall not be under any obligation to take any action in respect of any default or otherwise, or toward the execution or enforcement of any of the trusts hereby created, or to institute, appear in or defend any suit or other proceeding in connection therewith, unless requested in writing to do so by the holders of a majority in principal amount of the bonds then Outstanding hereunder; but this provision shall not affect any discretionary power herein given to the Trustee. The Trustee shall be under no obligation or duty to perform any act hereunder or to institute or defend any suit in respect hereof, unless properly indemnified to its satisfaction.

Section 15.07. Except as herein otherwise provided, any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee on the Company shall be deemed to have been sufficiently given and served, for all purposes, by being deposited postage prepaid in a post office or post-office letter box, addressed (until another address is filed by the Company with the Trustee) as follows:

Southern Indiana Gas and Electric Company

211 N.W. Riverside Drive

Evansville, Indiana 47708

Section 15.08. The Trustee shall be protected in acting upon any notice, resolution, request, consent, order, certificate, appraisal, report, opinion, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with counsel and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken by it hereunder in good faith and in accordance with the opinion of such counsel. The Trustee shall not be under any responsibility for the selection, appointment or approval of any Engineer, appraiser, arbitrator or counsel or of any other person or firm for any of the purposes expressed in this Indenture. Except as herein otherwise expressly provided any request, direction or order of the Company mentioned herein shall be expressed by Resolution of its Board of Directors, and the same shall be evidenced to the Trustee by a copy thereof certified as such by the Secretary or an Assistant Secretary of the Company, and the Trustee may accept such copy as conclusive evidence of the adoption of such Resolution and of the facts and statements therein contained.

Section 15.09. Upon any application for the authentication and delivery of bonds hereunder or for the payment of any moneys held by the Trustee under any provision of this Indenture, or for the execution of any release, or upon any other application to the Trustee hereunder, the resolutions, certificates, statements, opinions, appraisals, reports and orders required by any of the provisions of this Indenture to be delivered to the Trustee as a condition of the granting of such application may be received by the Trustee as conclusive evidence of any fact or matter therein set forth and shall be full warrant, authority and protection to the Trustee acting on the faith thereof, not only in respect of the facts but also in respect of the opinions therein set forth; and before granting any such application the Trustee shall not be bound to make any further investigation into the matters stated in any such resolution, certificate, statement, opinion, appraisal, report or order, but the Trustee may in its discretion make, and if requested in writing to do so by the holders of not less than a majority in principal amount of the Outstanding bonds and only if furnished with adequate security and indemnity against the costs and expenses of such examination, the Trustee shall make such further investigation as to it may seem proper. If the Trustee shall determine or shall be requested, as aforesaid, to make such further inquiry, it shall be entitled to examine the books, records and premises of the Company, either itself or by agent or attorney; and unless satisfied, with or without such examination, of the truth and accuracy of the matters stated in such resolutions, certificates, statement, opinion, appraisal, report or order, it shall be under no obligation to grant the application. If after such examination or other inquiry the Trustee shall determine to grant the application it shall not be liable for any action taken in good faith. The reasonable expense of every such examination shall be paid by the Company, or if paid by the Trustee shall be repaid by the Company, upon demand, with interest at the Prime Rate, and until such repayment shall be secured by a lien on the Mortgaged and Pledged Property and the proceeds thereof prior to the lien of the bonds issued hereunder.

Section 15.10. Except as herein otherwise expressly provided the Trustee shall allow and credit to the Company interest on any moneys received by it hereunder at such rate as it allows at the same time upon other deposits of similar character. The Trustee may act as depositary for, and permit any of its officers or directors to act as a member of, or in any other capacity with respect to, any committee formed to protect the rights of bondholders or to effect or aid in any reorganization growing out of the enforcement of the bonds or this Indenture, whether or not any such committee shall represent the holders of a majority in principal amount of the bonds Outstanding hereunder.

Section 15.11. (1) In no event shall the Trustee be liable for any special, indirect, punitive, or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(2) The Trustee shall not be charged with knowledge of any default or event of default with respect to the bonds (other than a payment default of which Trustee has actual knowledge), unless written notice of such default or event of default shall have been given to the Trustee and actually received by a Responsible Officer at the Corporate Trust Office of the Trustee.

(3) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, epidemics, pandemics, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 15.12. Whenever in the administration of the trusts of this Indenture, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company and delivered to the Trustee, and such certificate shall be full warrant to the Trustee for any action taken by it under the provisions of this Indenture upon the faith thereof; but in its discretion the Trustee may in lieu thereof accept other evidence of such fact or matter or may require such further or additional evidence as to it may seem reasonable.

Section 15.13. (1) The Trustee or any other agent of the Company or the Trustee, in its commercial banking or in any other capacity, may become the owner or pledgee of bonds secured hereby and, subject to Section 15.20 and clause (2) of this Section 15.13, may otherwise deal with the Company with the same rights it would have if it were not such Trustee or such other agent. Each of said entities, in its commercial banking or in any other capacity, may also engage in or be interested in any financial or other transaction with the Company and, subject to Section 15.20 and clause (2) of this Section 15.13, may act as depository, trustee or agent for any committee of holders of bonds secured hereby or other obligations of the Company as freely as if it were not Trustee or such other agent. The provisions of this Section shall extend to Affiliates of said entities.

(2) If the Trustee shall be or become a creditor of the Company or any other obligor upon the bonds (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of Section 3.11(b) of the Trust Indenture Act:

(a) the term “cash transaction” means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

(b) the term “self-liquidating paper” means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company (or any such obligor) for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company (or any such obligor) arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 15.14. The Trustee, or any successor or successors hereafter appointed, or any of them, may at any time resign and be discharged of the trusts hereby created by giving written notice to the Company and the bondholders, and such resignation shall take effect upon the day specified in such notice; provided that a successor has been appointed in accordance with this Indenture, or unless previously a successor trustee shall have been appointed by the bondholders or the Company as hereinafter provided, and in such event such resignation shall take effect immediately on the appointment of such successor trustee. This Section shall not be applicable to resignations pursuant to Section 15.20.

Section 15.15. The Trustee, or any successor or successors hereafter appointed, may be removed at any time: (1) by an instrument or concurrent instruments in writing filed with the Trustee, or a successor trustee, and signed and acknowledged by the holders of a majority in principal amount of the bonds then Outstanding hereunder or by their attorneys in fact duly authorized, (2) if the Trustee shall fail to comply with Section 15.13 after written request therefor by the Company or by any holder of bonds Outstanding hereunder who has been a bona fide holder of such bonds for at least six (6) months, (3) if the Trustee shall cease to be eligible under Section 15.21 and shall fail to resign after written request therefor by the Company or any such holder, or (4) if the Trustee shall be deemed incapable of acting or bankrupt or insolvent, or if a receiver of the Trustee or of any such successor or of its property shall be appointed, or if any public officer shall take charge or control of the Trustee or of any such successor or of its property or affairs, then a successor or successors may be appointed by the holders of a majority in principal amount of the bonds then Outstanding hereunder, by an instrument or concurrent instruments in writing signed and acknowledged by such bondholders or by their attorneys in fact duly authorized, and delivered to such new trustee, notification thereof being given to the Company, and the predecessor trustee; provided, nevertheless, that until a new trustee shall be appointed by the bondholders as aforesaid, the Company, by instrument executed by order of its Board of Directors and duly acknowledged by its proper officers, may appoint a trustee to fill such vacancy until a new trustee shall be appointed by the bondholders as herein authorized. Any new trustee appointed by the Company shall, immediately and without further act, be superseded by a trustee appointed by the bondholders, as above provided. This Section shall not be applicable to removals or resignations pursuant to Section 15.16.

If in a proper case no appointment of a successor trustee shall be made pursuant to the foregoing provisions of Section 15.14 or this Section within sixty (60) days after a vacancy shall have occurred in the office of trustee the holder of any bond Outstanding hereunder or any retiring trustee may apply to any court of competent jurisdiction to appoint a successor trustee. Said court may thereupon after such notice, if any, as such court may deem proper and prescribe, appoint a successor trustee.

Section 15.16. So long as no event which is, or after notice or lapse of time, or both, would become a default under Section 11.01 shall have occurred and be continuing, if the Company shall have delivered to the Trustee (1) a Resolution appointing a successor Trustee, effective as of a date specified therein, and (2) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 15.18, the Trustee shall be deemed to have resigned as contemplated in Section 15.14, the successor Trustee shall be deemed to have been appointed pursuant to Section 15.15, all as of such date, and all other provisions of this Article shall be applicable to such resignation, appointment and acceptance, except to the extent inconsistent with this Section 15.16.

Section 15.17. At any time or times, for the purpose of conforming to any legal requirements, restrictions or conditions in any state or country in which any part of the Mortgaged and Pledged Property may be located, or in order to bring suit or otherwise to enforce the provisions hereof or of the bonds issued hereunder, the Company and the Trustee shall have power to appoint, and, upon the request of the Trustee, the Company shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint another corporation or one or more persons, approved by the Trustee, either to act as separate trustee or trustees, or co-trustee or co-trustees jointly with the Trustee of all or any of the property subject to the Lien of this Indenture. In the event that the Company shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, the Trustee alone shall have power to make such appointment.

Every separate trustee, every co-trustee and every successor trustee, other than any trustee which may be appointed as successor to Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), shall, to the extent permitted by law, be appointed subject to the following provisions and conditions:

(1) The bonds secured hereby shall be authenticated and delivered, and all powers, duties, obligations and rights, conferred upon the Trustee in respect of the custody of all bonds and other securities and of all cash pledged or deposited hereunder, shall be exercised solely by Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), or its successor in the trust hereunder;

(2) The rights, powers, duties and obligations conferred or imposed upon trustees hereunder or any of them shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such separate trustee or separate trustees or co-trustee or co-trustees jointly, as shall be provided in the supplemental indenture appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees; and

(3) The Company and the Trustee, at any time by an instrument in writing executed by them jointly, may remove any separate trustee or co-trustee appointed under this Section, and may likewise and in like manner appoint a successor to such separate trustee or co-trustee so removed, anything herein contained to the contrary notwithstanding.

Any notice, request or other writing, by or on behalf of the holders of the bonds issued hereunder, delivered to Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), or its successor in the trust, shall be deemed to have been delivered to all of the then trustees as effectually as if delivered to each of them. Every instrument appointing any trustee or trustees other than a successor to Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), shall refer to this Indenture and the conditions in this Article XV expressed, and upon the acceptance in writing by such trustee or trustees, they or it shall be vested with the estates or property specified in such instrument, either jointly with Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), or its successor, or separately, as may be provided therein, subject to all the trusts, conditions and provisions of this Indenture; and every such instrument shall be filed with Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), or its successors in the trust. Any separate trustee or trustees or any co-trustee or co-trustees may at any time by an instrument in writing constitute Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company) or its successors in the trust hereunder their or its agent or attorney-in-fact, with full power and authority, to the extent which may be authorized by law, to do all acts and things and exercise all discretion authorized or permitted by them or it, for and in behalf of them or it, and in their or its name. In case any separate trustee or trustees or co-trustee or co-trustees, or a successor to any of them, shall die, become incapable of acting, resign or be removed, all the estates, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), or its successor in the trust, without the appointment of a new trustee as successor to such separate trustee or co-trustee.

Section 15.18. Any successor trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor trustee, and also to the Company, an instrument accepting such appointment hereunder, and thereupon such successor trustee, without any further act, deed or conveyance shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor in trust hereunder, with like effect as if originally named as trustee herein; but the trustee ceasing to act, shall nevertheless, on the written request of the Company, or of the successor trustee, execute, acknowledge and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor trustee all the right, title and interest of the trustee which it succeeds in and to the Mortgaged and Pledged Property and such rights, power, trusts, duties and obligation, and the trustee ceasing to act shall also, upon like request, pay over, assign and deliver to the successor trustee any money or other property subject to the Lien of this Indenture, including any pledged securities, which may then be in its possession. Should any deed, conveyance or instrument in writing from the Company be required by the new trustee for more fully and certainly vesting in and confirming to such new trustee such estates, rights, powers and duties, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Company.

Section 15.19. Any company into which the Trustee may be merged or with which it may be consolidated or any company resulting from any merger or consolidation to which the Trustee shall be a party, provided such company shall be a corporation organized under the laws of the United States or any State thereof or a national banking association, shall be the successor trustee under this Indenture, without the execution or filing of any paper or the performance of any further act on the part of any other parties hereto, anything herein to the contrary notwithstanding. In case any of the bonds contemplated to be issued hereunder shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of the original trustee or of any successor to it, as trustee hereunder, and deliver the said bonds so authenticated; and in case any of said bonds shall not have been authenticated, any successor to the Trustee may authenticate such bonds either in the name of any predecessor hereunder or in the name of the successor trustee, and in all such cases such certificate shall have the full force which it is anywhere in said bonds or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to authenticate bonds in the name of Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company) shall apply only to its successor or successors by merger or consolidation.

Section 15.20. If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the bonds of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series.

Section 15.21. Notwithstanding the provisions of Section 15.19 hereof, there shall at all times be at least one trustee under this Indenture which shall at all times be a bank or trust company, if there be such a bank or trust company willing and able to accept the trust upon reasonable or customary terms, and which shall at all times be a corporation organized and doing business under the laws of the United States or any State thereof, with a combined capital and surplus of at least $50,000,000, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or state authority. If the Trustee publishes reports of condition at least annually pursuant to law or to the requirements of any such supervising or examining authority, then, for the purpose of this Section, the combined capital and surplus of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

Section 15.22. (1) (a) The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it in the execution of the trusts created by this Indenture and in the exercise and performance of any of the powers and duties thereunder of the Trustee, which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, and the Company will reimburse the Trustee for all advances made by the Trustee in accordance with any of the provisions of this Indenture and will pay to the Trustee from time to time its expenses and disbursements (including the reasonable compensation, and the expenses and disbursements of its counsel and of all persons not regularly in its employ). The Company also covenants to indemnify the Trustee, its officers, directors, employees and agents (collectively, the “Indemnitees”) for, and to hold the Indemnitees harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Indemnitees, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending against any claim of liability in the premises. The Company further covenants and agrees to pay interest at the Prime Rate upon all amounts paid, advanced or disbursed by the Trustee for which it is entitled to reimbursement or indemnity as herein provided. The obligations of the Company to the Trustee under subdivision (a) of this clause (1) of this Section 15.22 shall constitute additional indebtedness secured hereby. Such additional indebtedness shall be secured by a lien prior to that of the bonds upon the trust estate, including all property or funds held or collected by the Trustee as such.

(b) In order further to assure the Trustee that it will be compensated, reimbursed and indemnified as provided in subdivision (b) of this clause (1) of this Section 15.22 and that the Prior Lien provided for in subdivision (a) of this clause (1) of this Section 15.22 upon the trust estate to secure the payment of such compensation, reimbursement and indemnity will be enforced for the benefit of the Trustee, all parties to this Indenture agree, and each holder or owner of any bond, by acceptance thereof, shall be deemed to have agreed, that in the event of

(i) the adjudication of the Company as a bankrupt by any court of competent jurisdiction,

(ii) the filing of any petition seeking the reorganization of the Company under any Federal or State bankruptcy laws or any other applicable law or statute of the United States of America or of any State thereof,

(iii) the appointment of one or more trustees or receivers of all or substantially all of the property of the Company,

(iv) the filing of any bill to foreclose this Indenture,

(v) the filing by the Company of a petition to take advantage of any insolvency act, or

(vi) the institution of any other proceeding wherein it shall become necessary or desirable to file or present claims against the Company,

the Trustee may file from time to time in any such proceeding or proceedings one or more claims, supplemental claims and amended claims as a secured creditor for its reasonable compensation for all services rendered by it (including services rendered during the course of any such proceeding or proceedings) and for reimbursement for all advances, expenses and disbursements (including the reasonable compensation, and the expenses and disbursements of its counsel and of all persons not regularly in its employ) made or incurred by it in the execution of the trusts created by this Indenture and in the exercise and performance of any of the powers and duties therein of the Trustee, and for any and all amounts to which the Trustee is entitled as indemnity as provided in subdivision (a) of this clause (1) of this Section 15.22; and the Trustee and its counsel and agents may file in any such proceeding or proceedings applications or petitions for compensation for such services rendered, for reimbursement for such advances, expenses and disbursements, and for such indemnity. The claim or claims of the Trustee filed in any such proceeding or proceedings shall be reduced by the amount of compensation for services, reimbursement for advances, expenses and disbursements, and indemnity paid to it following final allowance to it and to its counsel and agents by the court in any such proceeding as an expense of administration or in connection with a plan of reorganization or readjustment. To the extent that compensation, reimbursement and indemnity are denied to the Trustee or to its counsel or other agents because of not being rendered or incurred in connection with the administration of an estate in a proceeding or in connection with a plan of reorganization or readjustment approved as required by law, because such services were not rendered in the interests of and with benefit to the estate of the Company as a whole but in the interests of and with benefit to the holders of the bonds, in the execution of the trusts created by this Indenture or in the exercise and performance of any of the powers and duties thereunder of the Trustee or because of any other reason, the court may to the extent permitted by law allow such claim, as supplemented and amended, in any such proceeding or proceedings and for the purposes of any plan of reorganization or readjustment of the Company’s obligations, classify the Trustee as a secured creditor of a class separate and distinct from that of other creditors and of a class having priority and precedence over the class in which the holders of bonds are placed by reason of having a lien, prior and superior to that of the holders of the bonds, upon the trust estate, including all property or funds held or collected by the Trustee as such. The amount of the claim or claims of the Trustee for services rendered and for advances, expenses and disbursements (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) and for any and all amounts to which the Trustee is entitled as indemnity, which are not allowed and paid in any such proceeding but for which the Trustee is entitled to the allowance of a secured claim as herein provided, may be fixed by the court or judge in any such proceeding or proceedings to the extent that such court or judge has or exercises jurisdiction over the amount of any such claim or claims.

If, and to the extent that, the Trustee and its counsel and other persons not regularly in its employ do not receive compensation for services rendered, reimbursement of its or their advances, expenses and disbursements, or indemnity, as herein provided, as the result of allowances made in any such proceeding or by any plan of reorganization or readjustment of obligations of the Company, the Trustee shall be entitled, in priority to the holders of the bonds, to receive any distributions of any securities, dividends or other disbursements which would otherwise be made to the holders of bonds in any such proceeding or proceedings and is hereby constituted and appointed, irrevocably, the attorney in fact for the holders of the bonds and each of them to collect and receive, in their name, place and stead, such distributions, dividends or other disbursements, to deduct therefrom the amounts due to the Trustee, its counsel and other persons not regularly in its employ on account of services rendered, advances, expenses, and disbursements made or incurred, or indemnity, and to pay and distribute the balance, pro rata, to the holders of the bonds. The Trustee shall have a lien upon any securities or other considerations to which the holders of bonds may become entitled pursuant to any such plan of reorganization or readjustment of obligations, or in any such proceeding or proceedings; and the court or judge in any such proceeding or proceedings may determine the terms and conditions under which any such lien shall exist and be enforced.

(c) Whenever it is provided in this Indenture that the Trustee shall take any action upon the happening of a specified event or upon the fulfillment of any condition or upon the request of the Company or of bondholders, the Trustee taking such action shall have full power to give any and all notices and to do any and all acts and things incidental to such action.

(d) If the Trustee resigns because of a conflict of interest as provided in Section 15.20 hereof and a successor has not been appointed by the Company or the bondholders or, if appointed, has not accepted the appointment within 30 days after the date of such resignation, the resigning Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee. Any trustee appointed under the provisions of this subdivision (d) in succession to the Trustee shall be a bank or trust company eligible under Section 15.21 hereof.

(e) All parties to this Indenture agree, and each holder or owner of any bond, by acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as such Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this subdivision (e) shall not apply to any suit instituted by the Trustee, to any suit instituted by any bondholder, or group of bondholders, holding in the aggregate more than 10% in principal amount of the bonds Outstanding, or to any suit instituted by any bondholder for the enforcement of the payment of the principal of or interest on any bond, on or after the respective due dates expressed in such bond.

(2) Nothing contained in clause (1) of this Section 15.22 shall mean or shall be construed to mean that the Trustee would not be entitled to any or all of the rights, privileges, powers and immunities provided for in said clause (1) of this Section 15.22 were not made a part of this Indenture.

Section 15.23. In determining the percentage of the principal amount of bonds Outstanding (or of bonds of a particular series Outstanding) entitling the holders thereof to take any action under this Indenture, or in determining whether the holders of the required percentage of the principal amount of bonds Outstanding (or of bonds of a particular series Outstanding) have concurred in any direction to the Trustee or in any consent, bonds owned by any obligor upon the bonds or by any person directly or indirectly controlling, or controlled by, or under direct or indirect common control with, any obligor upon the bonds, shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction or consent, only bonds which the Trustee knows are so owned shall be disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to vote such bonds and that the pledgee is not a person directly or indirectly controlling, or controlled by, or under direct or indirect common control with, any obligor upon the bonds. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. For the purposes of this Section 15.23, and of Sections 7.15 and 7.23, the term “obligor,” when used with respect to the bonds, means every person who is liable thereon.

ARTICLE XVI

DISCHARGE OF MORTGAGE

Section 16.01. The Trustee, may, and upon request of the Company shall, cancel and discharge the Lien of this Indenture, and execute and deliver to the Company such deeds and instruments as shall be requisite to satisfy of record the Lien of this Indenture, and reconvey and transfer to the Company the Mortgaged and Pledged Property, whenever all indebtedness secured hereby shall have been paid (other than contingent reimbursement obligations or indemnification obligations for which no demand has been made), including all proper charges of the Trustee hereunder. For this purpose bonds for the purchase, payment or redemption of which money shall have been set apart by or paid to the Trustee and interest obligations and matured bonds for the payment of which moneys shall have been deposited with the Trustee shall be deemed to be paid.

The Company may, as set forth in a Resolution delivered to the Trustee, at any time, exercise their rights under this Section 16.01 hereof with respect to all bonds then Outstanding upon compliance with the conditions set forth below.

The Company shall, subject to the satisfaction of the conditions set forth below, be deemed to have discharged its obligations with respect to all bonds then Outstanding, on the date the conditions set forth below are satisfied (hereinafter, “Legal Defeasance”). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire obligations represented by the then Outstanding bonds and to have satisfied all its other obligations under such bonds and this Indenture (and the Trustee, on demand of and at the expense of the Company shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of holders of bonds then Outstanding to receive solely from the trust fund described below, payments in respect of the principal of, Premium, if any, and interest on such bonds when such payments are due, (b) the rights, powers, trusts, duties, indemnities and immunities of the Trustee hereunder and the Company’s obligations in connection therewith and (c) the Legal Defeasance provisions of this Section 16.01.

If the Company exercises its Legal Defeasance option, any security for the bonds (other than the trust described below) will be released.

In order to exercise its Legal Defeasance option:

(1) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the holders of bonds Outstanding, cash in U.S. dollars, Government Obligations, or a combination of cash in U.S. dollars and Government Obligations, in amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, and interest and Premium, if any, on, the Outstanding bonds on the date of fixed maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the bonds are being defeased to the date of fixed maturity or to a particular redemption date;

(2) the Company must deliver to the Trustee a Treasurer’s Certificate stating that no completed default has occurred and is continuing on the date of such deposit;

(3) the Company must deliver to the Trustee a Treasurer’s Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of bonds over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

(4) the Company must deliver to the Trustee a Treasurer’s Certificate and an Opinion of Counsel stating that all conditions precedent relating to the Legal Defeasance have been complied with.

Any money or Government Obligations deposited with the Trustee in trust for the payment of the principal of or Premium, if any, or interest on any bond and remaining unclaimed for two years after such principal, Premium, or interest has become due and payable shall be paid to the Company on its written request; and the holder of such bond shall thereafter, as an unsecured creditor, look only to the Company for payment thereof, and all liability of the Trustee with respect to such trust money or Government Obligations, and all liability of the Company as trustee thereof, shall thereupon cease.

ARTICLE XVII

SUPPLEMENTAL INDENTURES

Section 17.01. The Company and the Trustee may, from time to time and at any time, enter into such indentures supplemental hereto as shall be deemed by them necessary or desirable, for one or more of the following purposes:

(1) To correct or amplify the description of any property hereby mortgaged or intended so to be, or to mortgage or pledge hereunder additional property, for the equal and proportionate benefit and security of the holders of all bonds at any time issued hereunder;

(2) To add other limitations, to be thereafter observed, to the limitations on the authorized issue of bonds, withdrawal of cash or release of property hereunder, or to add to the covenants and agreements of the Company for the protection of the holders of bonds and of the Mortgaged and Pledged Property;

(3) To establish the terms and provisions of any series of bonds;

(4) To evidence the succession of another corporation to the Company, or successive corporations, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company upon the bonds and under this Indenture;

(5) For any other purpose not inconsistent with the terms of this Indenture, or for the purpose of curing any ambiguity or of curing, correcting or supplementing any defective or inconsistent provisions, contained herein or in any supplemental indenture, including without limitation, modifications and amendments necessary to effectuate the release of Gas Plant pursuant to Section 10.11 if the Company elects to exercise such release at any time pursuant to such Section 10.11; or

(6) To modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute hereafter enacted, and to add to this Indenture such other provision as may be expressly permitted under the Trust Indenture Act; excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act, or any corresponding provision in any similar federal statute hereafter enacted.

In addition, with the consent of a majority of the holders of the principal amount of the Outstanding bonds issued under this Indenture, the Company, after having delivered to the Trustee a Resolution authorizing the same, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding a provision to or change in any manner or eliminating any of the provisions of this Indenture; provided, however, no such supplemental indenture shall, without the consent of the holder of each bond issued under this Indenture affected thereby, (a) permit the extension of the time or times of payment of the principal of, or any installment of interest on, any bond issued under this Indenture, or a reduction of the principal thereof or the interest thereon or any Premium payable upon the redemption thereof, or change any place of payment where, or the coin or currency in which, any bond issued under this Indenture or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or installment of interest on or after the respective dates expressed in any such bond as the date on which the principal of such bond or such installment of interest is due and payable; (b) deprive the holder of the Lien of this Indenture or permit the creation by the Company of any mortgage lien ranking prior to or on parity with the Lien of this Indenture with respect to any of the property covered thereby; or (c) reduce the percentage of bondholders whose consent is required with respect to the matters specified in the foregoing subdivisions (a) and (b).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of, or that is to remain in effect only so long as there shall be issued and Outstanding hereunder, one or more particular series of bonds issued hereunder, or which modifies the rights of the holders of bonds of such series with respect to such covenant or other provisions, shall be deemed not to affect the rights under this Indenture of the holders of bonds of any other series.

Section 17.02. The Trustee is hereby authorized to join with the Company or any successor corporation, in the execution of any supplemental indenture pursuant to the terms of this Article, to make the further agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of property thereunder. The Trustee shall be under no responsibility or liability to the Company or to any holder of any bond or to anyone whatever for any acts or things which it may do or decline to do in good faith, subject to the provisions of this Article, in the exercise of its discretion.

Section 17.03. Any supplemental indenture executed in accordance with any of the provisions of this Article shall thereafter form a part of this Indenture; and all the terms and conditions contained in any such supplemental indenture as to any provisions authorized to be contained therein shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

In case of the execution and delivery of any supplemental indenture, express reference may be made thereto in the text of the bonds of any series issued thereafter, if deemed by the Trustee necessary or advisable.

After qualification of this Indenture under the Trust Indenture Act (if so qualified), any such supplemental indenture shall comply with the provisions of the Trust Indenture Act.

ARTICLE XVIII

MISCELLANEOUS

Section 18.01. Nothing in this Indenture, expressed or implied, is intended or shall be construed, to confer upon, or to give to, any person or corporation, other than the parties hereto, and the holders of the bonds Outstanding hereunder, any right, remedy, or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof; and all the covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds Outstanding hereunder.

Section 18.02. Nothing in this Indenture contained shall limit the power of the Board of Directors of the Company to fix the price at which the bonds authenticated and delivered under any of the provisions of this Indenture, may be issued, exchanged or sold, but any or all of said bonds may be issued, exchanged, sold or disposed of upon such terms and for such considerations as the Board of Directors of the Company may deem fit, subject to any provisions of law in respect thereof.

Section 18.03. Any cash, other than cash which has been deposited for the redemption or payment of bonds hereunder, held by the Trustee under any of the provisions of this Indenture shall, at the request of the Company evidenced by a Resolution, be invested or reinvested by the Trustee in any bonds or other Government Obligations designated by the Company and not disapproved by the Trustee, and except during the continuance of a completed default specified in Section 11.01 hereof, any interest on such bonds, obligations and securities which may be received by the Trustee shall be forthwith paid to the Company. Such bonds, obligations and securities shall be held by the Trustee as a part of the Mortgaged and Pledged Property and subject to the same provisions hereof as the cash used to purchase the same, but upon a like request of the Company, the Trustee shall sell all or any designated part of the same and the proceeds of such sale shall be held by the Trustee subject to the same provisions hereof as the cash used by it to purchase the bonds, obligations and securities so sold. If such sale shall produce a net sum less than the cost of the bonds or other obligations so sold, the Company covenants that it will pay promptly to the Trustee such amount of cash as with the net proceeds from such sale will equal the cost of the bonds or other obligations so sold, and if such sale shall produce a net sum greater than the cost of the bonds or obligations so sold, the Trustee shall promptly pay to the Company an amount in cash equal to such excess.

Section 18.04. In the event that any bond issued hereunder shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or at the date fixed for the redemption thereof, the Company, having deposited with the Trustee for the purpose, or having left with it if previously so deposited, funds sufficient to pay the principal of such bond, together with all interest due thereon to the date of the maturity of such bond or to the date fixed for the redemption thereof, for the use and benefit of the holder thereof, then and in every such case, interest on said bond, and all liability of the Company to the holder of said bond for the payment of the principal thereof and interest thereon, shall forthwith cease, determine and be completely discharged; and thereupon it shall be the duty of the Trustee to hold the funds, so deposited, for the benefit of the holder of such bond, who shall thereafter be restricted exclusively to said funds for any claim of whatsoever nature on the part of such holder under this Indenture or on said bond.

In case the holder of any such bond shall not, within six years after such deposit, claim the amount deposited as above stated, for the payment thereof, the Trustee shall, upon demand, pay over to the Company such amount so deposited, if the Company is not at the time in default hereunder; and the Trustee shall thereupon be relieved from all responsibility to the holder thereof, and in the event of such payment to the Company the holder of any such bond shall be deemed to be an unsecured creditor of the Company for an amount equivalent to the amount deposited as above stated for the payment thereof and so paid over to the Company.

Section 18.05. Subject to the provisions of Articles XIV and XV hereof, whenever in this Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

Section 18.06. This Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Indenture (including, except to extent original signature(s) are required by applicable recording requirements, any electronic signature complying with applicable law) by telecopier, facsimile, electronic mail or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. Except to extent original signature(s) are required by applicable recording requirements, the words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Indenture and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 18.07. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Indenture, other than as set forth herein. The Trustee shall not be responsible for the recitals herein or in the bonds (except the Trustee’s certificate of authentication), all of which are made by the Company solely.

Section 18.08. Nothing herein contained shall be deemed or taken to invalidate or to affect any action heretofore taken by the Company or the Trustee hereunder in conformity with the provisions of the Existing Indenture as in effect at the time any such action was taken.

Section 18.09. If any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which would be required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act, the provision which would be so required by the Trust Indenture Act shall control.

Section 18.10. The due date of this Indenture shall be the date of maturity of that series of bonds issued or that may at any time hereafter be issued under and secured by this Indenture which, of all the series of bonds issued thereunder, has the latest date of maturity; provided, however, that nothing in this Section shall affect or limit any of the rights or remedies of the Trustee or the bondholders prescribed in this Indenture.

Section 18.11. (1) The Trustee agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) in connection with the exercise of any remedies hereunder or under any bond or any action or proceeding relating to this Indenture or any bond or the enforcement of rights hereunder or thereunder, (e) subject to an agreement containing provisions substantially the same as those of this Section 18.11, to any assignee or any prospective assignee of any of its rights or obligations under this Indenture, (f) with the consent of the disclosing party (as defined below) or (g) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 18.11 or (ii) becomes available to the receiving party (as defined below), or any of its respective Affiliates on a nonconfidential basis from a source other than the disclosing party. Any person required to maintain the confidentiality of Information as provided in this Section 18.11 shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord to its own confidential information.

(2) For purposes of this Section 18.11, “Information” shall mean all information received by or on behalf of the Trustee from or on behalf of the Company and relating to the Company or any of its businesses, other than any such information that is available to the Trustee on a non-confidential basis prior to disclosure by the Company.

Section 18.12. This Indenture and each bond issued hereunder shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the Mortgaged and Pledged Property is located shall mandatorily govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of this Indenture or exercise of remedies with respect to, such portion of the Mortgaged and Pledged Property. EACH OF THE COMPANY, THE TRUSTEE AND THE BONDHOLDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE BONDS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 18.13. The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in the City of New York over any suit, action or proceeding arising out of or relating to this Indenture or any bond. The Company irrevocably waives, to the fullest extent permitted by law, any objection that it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in any inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is subject, by a suit upon such judgment.

Section 18.14. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

Section 18.15. In any case where any payment of principal or interest, or any redemption date, shall not be a business day at the applicable place for payment or redemption, then, notwithstanding any other provision in this Indenture or in the bonds, payment of interest or principal need not be made on such date, but may be made on the next succeeding business day with the same force and effect as if made on such payment or redemption date, and no additional interest or Premium shall accrue as the result of such delayed payment.

Section 18.16. In case any provision of this Indenture or in the bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 18.17. This Indenture completely restates and amends the Existing Indenture without any interruption of the lien of the Existing Indenture, which continues under this Indenture against the Mortgaged and Pledged Property described herein. This Indenture states the complete agreement of the parties hereto.

IN WITNESS WHEREOF, SOUTHERN INDIANA GAS AND ELECTRIC COMPANY and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a BANKERS TRUST COMPANY) have caused this Indenture to be executed in their respective names by their respective Presidents or one of their Vice-Presidents and their respective seals to be hereunto affixed and attested by their respective Secretaries or one of their Assistant Secretaries, all as of the day and year first above written.

[Signatures, seals and acknowledgments follow.]

IN WITNESS WHEREOF, SOUTHERN INDIANA GAS AND ELECTRIC COMPANY and DEUTSCHE BANK TRUST COMPANY AMERICAS, have caused these presents to be executed in their respective names by their respective Presidents or one or more of their Vice Presidents, Assistant Vice Presidents or Associates and their respective seals to be hereunto affixed and attested by their respective Secretaries or one of their Assistant Secretaries, Vice Presidents, Assistant Vice Presidents or Associates, all as of the day and year first above written.

(SEAL)

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By	/s/ Jacqueline M. Richert
Jacqueline M. Richert
Vice President and Treasurer

Attest:

/s/ Vincent A. Mercaldi
Vincent A. Mercaldi
Secretary

(SEAL)

DEUTSCHE BANK TRUST COMPANY AMERICAS,

By	/s/ Chris Niesz
PRINT NAME: CHRIS NIESZ
Vice President

By	/s/ Irinia Golovashchuk
PRINT NAME: IRINA GOLOVASHCHUK
Vice President

Attest:

/s/ Rodney Gaughan
PRINT NAME: RODNEY GAUGHAN
Vice President

STATE OF TEXAS	)
	)	SS
COUNTY OF HARRIS	)

On this 30th day of January, 2023, before me, the undersigned, a notary public in and for the county and state aforesaid, personally came Jacqueline M. Richert, to me known, who being by me duly sworn, did depose and say that she is Vice President and Treasurer of SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, one of the corporations described in and which executed the foregoing instrument; that SOUTHERN INDIANA GAS AND ELECTRIC COMPANY has an address of 211 N.W. Riverside Drive, Evansville, Indiana 47708; that she knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that she signed her name thereto by like order; and the said Jacqueline M. Richert acknowledged the execution of the foregoing instrument on behalf of the said corporation as the voluntary act and deed of the said corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year first above written.

/s/ Debra Huggins
Notary Public

(SEAL)

STATE OF NEW YORK	)
	)	SS
COUNTY OF NEW YORK	)

On this 30 day of January, 2023, before me, the undersigned, a notary public in and for the county and state aforesaid, personally came Chris Niesz, to me known, who being by me duly sworn, did depose and say that he resides at 1 Columbus Circle, 17th Floor, NY, NY 10019 and personally came Irina Golovashchuk, to me known, who being by me duly sworn, did depose and say that she resides at 1 Columbus Circle, 17th Floor, NY, NY 10019; that each is, respectively, an Vice President and an Vice President of DEUTSCHE BANK TRUST COMPANY AMERICAS, one of the corporations described in and which executed the foregoing instrument; that each knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that each signed his or her name thereto by like order; and the said Chris Niesz and the said Irina Golovashchuk acknowledged the execution of the foregoing instrument on behalf of the said corporation as the voluntary act and deed of the said corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year first above written.

/s/ Annie Jaghatspanyan
Notary Public

(SEAL)

My Commission Expires: September 3, 2023

My County of Residence is: New York

RECORDATION DATA

Exhibit A

Form of First Mortgage Bond

“[FORM OF SERIES [__] BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES [__]

No.:_____

ORIGINAL ISSUE DATE: _____	PRINCIPAL AMOUNT: $[__________]

INTEREST RATE: ____%	MATURITY DATE: __________

REDEMPTION TERMS, IF ANY: As described below.	OTHER TERMS: As described below.

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, an Indiana corporation (the “Company”), for value received hereby promises to pay to [________________] or its registered assigns, the principal sum of [____________] DOLLARS on the Maturity Date set forth above, subject to prior redemption, and to pay interest thereon from the Original Issue Date set forth above, or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on _________ and _________ in each year (each, an “Interest Payment Date”), commencing ____________, at the per annum Interest Rate set forth above, until the principal hereof is paid. No interest shall accrue on or after the Maturity Date so long as the principal amount of this Bond is paid in full on the Maturity Date, and if this Bond shall be duly called for redemption, interest shall accrue until, but not including, the redemption date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered at the close of business on the “Regular Record Date” for such interest, which shall be the __________ or __________, as the case may be, next preceding such Interest Payment Date; provided that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. To the extent permitted by law, the Company shall pay interest on any overdue payment of interest (here insert rate provisions applicable to overdue interest).

Capitalized terms used but not defined in this Bond that are defined in the Indenture shall have such meanings as provided in the Indenture.

Except as otherwise provided in the Indenture, all payments of principal hereof, Premium, if any, and interest hereon shall be paid at the corporate trust office of the Trustee (as hereinafter defined), or at such other place as the Company shall have designated by written notice to the holder of this Bond, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts.

Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Regular Record Date and shall be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed as provided in the Indenture.

This Bond is one of a duly authorized issue of bonds of the Company, designated as “Southern Indiana Gas and Electric Company First Mortgage Bonds, Series [__]” (sometimes referred to herein as the “Series [__] Bonds”), issued or to be issued under and equally and ratably secured by that certain Amended and Restated Indenture of Mortgage and Deed of Trust dated as of January 1, 2023 (the “Original Indenture”) between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee,” which term shall include any successor trustee as provided in the Indenture), as such Original Indenture may be amended and supplemented by indentures supplemental thereto from time to time, including that [__] Supplemental Indenture dated as of [___] (the “[__] Supplemental Indenture”), duly executed by the Company to the Trustee, to which Original Indenture and all indentures supplemental thereto (herein sometimes collectively called the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged and the respective rights of the Company, the Trustee and the holders of bonds in respect thereof, and for a specification of the principal amount of bonds from time to time issuable thereunder and the conditions upon which bonds may be issued.

Except as otherwise provided, this Bond is subject to all of the terms, conditions and covenants of the Indenture as supplemented, including by the [__] Supplemental Indenture.

Interest payments for this Bond shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

As more fully described in the Indenture, the Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Series [__] Bonds (except for certain obligations as specifically set forth in the Indenture) upon a Legal Defeasance as provided in the Indenture.

The Series [__] Bonds are issuable only in registered form, without coupons, in denominations of $[__] and integral multiples of $[__] in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Series [__] Bonds are exchangeable for a like aggregate principal amount of Series [__] Bonds of like tenor and of a different authorized denomination, as requested by the holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the books for the registration and transfer of bonds issued under the Indenture maintained by or on behalf of the Company. Upon surrender of this Bond for registration of transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and any agent of the Company or the Trustee, duly executed by the holder hereof or the attorney in fact of such holder duly authorized in writing, one or more new bonds of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the transfer of registration of this Bond on the registration books maintained by or on behalf of the Company, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Bond is registered as the owner thereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

(Here insert reference to redemption, if bonds of a particular series are redeemable, and to sinking or other fund if such bonds are entitled thereto.)

If a “completed default” as defined in the Indenture, shall occur, the principal of this Bond together with accrued interest and Premium, if any, may become or be declared due and payable, in the manner and with the effect provided in the Indenture.

As more fully provided in the Indenture, certain of the provisions of the Indenture or bonds issued pursuant thereto may be altered, amended or eliminated, or additional provisions added, without the consent of the holders, while other provisions of the Indenture or bonds issued pursuant thereto may be altered, amended or eliminated, or additional provisions added only with the consent of holders of not less than a majority in aggregate principal amount of the bonds of all series then Outstanding, considered as one class; provided, however, that if there shall be bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the holders of bonds of one or more, but less than all, of such series, then the consent only of the holders of a majority in aggregate principal amount of the Outstanding bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the bonds of any series shall have been issued in more than one tranche and if a proposed supplemental indenture shall directly affect the rights of the holders of bonds of one or more, but less than all, of such tranches, then the consent only of the holders of a majority in aggregate principal amount of the Outstanding bonds of all tranches so directly affected, considered as one class, shall be required. Notwithstanding the foregoing, as provided in the Indenture, certain provisions of this Bond may not be changed without the consent of the holder of this Bond.

No recourse shall be had for the payment of the principal of or Premium, if any, or interest, if any, on this Bond, or any part thereof, or for any claim based thereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, any indenture supplemental thereto or this Bond, against any past, present or future incorporator, stockholder, officer or director, as such, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or legal or equitable proceeding, penalty or otherwise; it being expressly agreed and understood that this Bond and the obligations evidenced hereby are solely corporate obligations and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness evidenced hereby or under or by reason of any of the obligations, covenants or agreements contained in the Indenture, any supplemental indenture or in this Bond or to be implied therefrom or herefrom; and such personal liability, if any, is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution and delivery of the Indenture, as originally executed and delivered, and the issuance of this Bond.

This Bond shall be governed by and construed in accordance with the law of the State of New York, except to the extent the law of any jurisdiction wherein any portion of the Mortgaged and Pledged Property is located shall mandatorily govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged and Pledged Property.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or electronic signature of an authorized officer, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this Bond to be signed in its name by its President or a Vice President, by [his] [her] signature or a facsimile thereof, attested by its Secretary or an Assistant Secretary, by [his] [her] signature or a facsimile thereof.

Dated __________.

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:
Name:
Title:

Attest:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Series [__] Bonds designated, described or provided for in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:
Authorized Officer

Date of Authentication:

[END OF FORM OF BOND]”

Exhibit B

1999 Supplemental Indenture

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

WITH

BANKERS TRUST COMPANY,

AS TRUSTEE

SUPPLEMENTAL INDENTURE

PROVIDING AMONG OTHER THINGS FOR

FIRST MORTGAGE BONDS

6.72% SENIOR NOTE SERIES OF 1999 DUE 2029

DATED AS OF JULY 1, 1999

SUPPLEMENTAL INDENTURE, dated as of July 1, 1999, between SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Indiana (hereinafter called the “Company”), party of the first part, and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, as Trustee under the Mortgage hereinafter referred to, party of the second part.

WHEREAS, the Company heretofore executed and delivered to Bankers Trust Company, as Trustee (hereinafter called the “Trustee”), a certain Indenture of Mortgage and Deed of Trust dated as of April 1, 1932, to secure an issue of bonds of the Company, issued and to be issued in series, from time to time, in the manner and subject to the conditions set forth in the said Indenture, and the said Indenture has been amended and supplemented by Supplemental Indentures dated as of August 31, 1936, October 1, 1937, March 22, 1939, July 1, 1948, June 1, 1949, October 1, 1949, January 1, 1951, April 1, 1954, March 1, 1957, October 1, 1965, September 1, 1966, August 1,

1968, May 1, 1970, August 1, 1971, April 1, 1972, October 1, 1973, April 1, 1975, January 15, 1977, April 1, 1978, June 4, 1981, January 20, 1983, November 1, 1983, March 1, 1984, June 1, 1984, November 1, 1984, July 1, 1985, November 1, 1985, June 1, 1986, November 15, 1986, January 15, 1987, December 15, 1987, December 13, 1990, April 1, 1993, May 1, 1993 and June 1, 1993, which Indenture as so amended and supplemented is hereinafter referred to as the “Mortgage” and as further supplemented by this Supplemental Indenture is hereinafter referred to as the “Indenture”; and

WHEREAS, the Mortgage provides that the Company and the Trustee may, from time to time, enter into such indentures supplemental to the Mortgage as shall be deemed by them necessary or desirable, to establish the terms and provisions of any series of bonds to be issued under said Mortgage and to add to the covenants and agreements of the Company for the protection of the holders of bonds and of the mortgaged and pledged property; and

WHEREAS, the Company and the Trustee deem it necessary or desirable to enter into this Supplemental Indenture for such purposes; and

WHEREAS, the Company by appropriate corporate action in conformity with the terms of the Indenture has duly determined to create a series of bonds to be issued under the Indenture to be designated as “First Mortgage Bonds, 6.72% Senior Note Series of 1999 due 2029” (hereinafter sometimes referred to as “bonds of the Thirty-Eighth Series”), the bonds of which series are to bear interest at the rate per annum set forth in the title thereof; and

WHEREAS, the definitive registered (without coupons) bonds of the Thirty-Eighth Series and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

[FORM OF FULLY REGISTERED BOND OF THE THIRTY-EIGHTH SERIES]

[FORM OF FACE OF BOND]

TRANSFER RESTRICTED. EXCEPT AS PROVIDED BELOW, THIS BOND IS NOT TRANSFERABLE.

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, 6.72% SENIOR NOTE SERIES OF 1999

DUE 2029

No.	$ 80,000,000

Southern Indiana Gas and Electric Company, a corporation of the State of Indiana (hereinafter called the “Company”), for value received, hereby promises to pay to BANKERS TRUST COMPANY, as Trustee (hereinafter called the “Senior Note Trustee”) under an Indenture (For Senior Notes) dated as of July 1, 1999, between the Company and the Senior Note Trustee, as supplemented by the First Supplemental Indenture dated as of July 1, 1999 (hereinafter called, together with such First Supplemental Indenture, the “Senior Note Indenture”), or registered assigns Eighty Million Dollars, on August 1, 2029 at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay to the registered owner hereof interest thereon from the interest payment date (February 1 or August 1) next preceding the date of this bond unless the date hereof is prior to February 1, 2000, in which case from July 26, 1999 (or, if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date), at the rate of six and seventy-two one-hundredths per cent (6.72%) per annum in like coin or currency, payable at said office or agency on February 1 and August 1 in each year, commencing February 1, 2000, until the Company’s obligation with respect to the payment of such principal shall have been discharged. The interest so payable on any

February 1 or August 1 will, subject to certain exceptions provided in the Mortgage hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, New York, are authorized or obligated by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized or obligated to close.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become obligatory until Bankers Trust Company, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

Dated:

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:
Name:
Title: President and Chief Executive Officer

Attest:

Secretary

[FORM OF TRUSTEE’S CERTIFICATE]

This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

BANKERS TRUST COMPANY, as Trustee,

By:
Name:
Title:

[FORM OF REVERSE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, 6.72% SENIOR NOTE SERIES OF 1999

DUE 2029

This bond is one of an issue of First Mortgage Bonds of the Company, issuable in series, and is one of the series designated in the title hereof, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust, dated as of April 1, 1932, executed by the Company to Bankers Trust Company, as Trustee, as amended and supplemented by indentures supplemental thereto, to which Indenture as so amended and supplemented (herein referred to as the Mortgage) reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

The principal hereof may be declared or may become due on the conditions, with the effect, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as provided in the Mortgage.

The bonds of the Thirty-Eighth Series are not transferable except (i) as required to effect an assignment to a successor trustee under the Senior Note Indenture, or as otherwise provided in Sections 407 and 409 of the Senior Note Indenture, or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

The Company’s obligation to make payments with respect to the principal of, and/or premium, if any, and/or interest on, the bonds of the Thirty-Eighth Series shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of, and/or premium, if any, and/or interest on, the senior notes (the “Senior Notes”) issued pursuant to the Senior Note Indenture (the “Senior Notes”) shall have been fully or partially paid (other than by the application of the proceeds of a payment in respect of the bonds of the Thirty-Eighth Series), as the case may be, or there shall have been deposited with the Senior Note Trustee pursuant to the Senior Note Indenture trust funds sufficient under such indenture to fully or partially pay, as the case may be, the corresponding amount then due of principal of, and/or premium, if any, and/or interest on, the Senior Notes (other than by the application of the proceeds of a payment in respect of the bonds of the Thirty-Eighth Series).

Upon payment of the principal of, and premium if any, and interest due on the Senior Notes, whether at maturity or prior to maturity by acceleration, redemption, repayment at the option of a registered holder of Senior Notes or otherwise, or upon provision for the payment thereof having been made in accordance with the Senior Note Indenture (other than by the application of the proceeds of a payment in respect of the bonds of the Thirty-Eighth Series), the bonds of the Thirty-Eighth Series in a principal amount equal to the principal amount of Senior Notes so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such bonds of the Thirty-Eighth Series shall be surrendered to and canceled by the Trustees. From and after the Release Date (as defined in the Senior Note Indenture), the bonds of the Thirty-Eighth Series shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of the Thirty-Eighth Series shall be surrendered to and canceled by the Trustees.

The Company may redeem the bonds of the Thirty-Eighth Series, in whole or in part, at any time, upon notice as provided in the Mortgage (not less than 30 nor more than 60 days prior to a date fixed for redemption (the “Redemption Date”)) at a redemption price equal to the greater of (1) 100% of principal or (2) the sum of the remaining scheduled payments of principal and interest on the bonds of the Thirty-Eighth Series, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus ten basis points (.10%), plus in each case accrued interest to the Redemption Date (the “Redemption Price”), such Redemption Price to be set forth in an Officer’s Certificate delivered to the Trustee on or before the Redemption Date and upon which the Trustee may conclusively rely.

The following terms shall have the following meanings:

“Treasury Yield” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of the Thirty-Eighth Series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of the Thirty-Eighth Series.

“Independent Investment Banker” means Goldman, Sachs & Co. or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company and appointed by the Trustee.

“Comparable Treasury Price” means, with respect to any Redemption Date, the Reference Treasury Dealer Quotation for such Redemption Date.

“Reference Treasury Dealer Quotation” means, with respect to the Reference Treasury Dealer and any Redemption Date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date. The Company shall furnish the Trustee a notice in writing at least five business days and not more than ten business days prior to such Redemption Date of (a) the name of the Reference Treasury Dealer, (b) the Redemption Date, and (c) the third business day preceding the Redemption Date.

“Reference Treasury Dealer” means Goldman, Sachs & Co. and its successors; provided, however, that if Goldman, Sachs & Co. shall cease to be a primary U.S. Government Securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer.

The Company shall deliver to the Trustee the Officer’s Certificate referred to above setting forth the Company’s calculation of the Redemption Price applicable to any such redemption promptly after the calculation thereof but, in any event, prior to the Redemption Date of any such bonds of the Thirty-Eighth Series. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definition of “Reference Treasury Dealer Quotation,” the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company’s calculation of any Redemption Price of the bonds of the Thirty-Eighth Series.

If the registered holder of Senior Notes elects to have any portion of such Senior Notes repaid on August 3, 2009 pursuant to the terms of such Senior Notes, an equal principal amount of the bonds of the Thirty-Eighth Series shall be repaid by the Company to the holder thereof on such date at 95.5% of such principal amount, together with accrued interest to August 3, 2009.

Failure by the Company to repay the bonds of the Thirty-Eighth Series when required as described in the preceding paragraph will result in an Event of Default under the Mortgage.

The bonds of this series are issuable as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. In the manner and upon payment of the charges prescribed in the Mortgage, registered bonds without coupons of this series may be exchanged for a like aggregate principal amount of registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, New York.

No recourse shall be had for the payment of the principal of, premium, if any, or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, office or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

Pursuant to the Mortgage, the holder or owner of this bond by his acceptance hereof is deemed to have agreed to amendments to the Mortgage which will eventually permit certain amendments to the Mortgage with the consent of the holders of 66% of the principal amount of the outstanding bonds of all series issued under the Mortgage, which redefine, effective at such time as all bonds of each series of bonds issued under the Mortgage prior to January 1, 1977 are no longer outstanding, the amounts required to be spent by the Company under the Mortgage for the repair, maintenance, renewal and replacement of its property and which authorize the Company, effective at such time as all bonds of each series issued under the Mortgage on or prior to May 31, 1986 are no longer outstanding, to designate bonds of any series as the bonds to be redeemed pursuant to Section 36B of the Mortgage and to do so at any time that cash for such purpose is on deposit with Trustee pursuant to the provisions of that Section.

[END OF FORM OF BOND]

and

WHEREAS, all things necessary to make the bonds of the Thirty-Eighth Series, when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture has in all respects been duly authorized; and

WHEREAS, the Company and the Trustee deem it advisable to enter into this Supplemental Indenture for the purposes above stated and for the purpose of describing the bonds of the Thirty-Eighth Series, and of providing the terms and conditions of redemption thereof;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Southern Indiana Gas and Electric Company, in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and of the purchase and acceptance of the bonds issued or to be issued hereunder by the holders or registered owners thereof, and in order to secure the payment of the principal, premium, if any, and interest of all bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance of all of the provisions hereof and of said bonds, hath granted, bargained, sold, released, conveyed, assigned, transferred, pledged, set over and confirmed and by these presents doth grant, bargain, sell, release, convey, assign, transfer, pledge, set over and confirm unto Bankers Trust Company, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all the properties of the Company located in the State of Indiana described in Schedule A (which is identified by the signature of an officer of each party hereto at the end thereof) hereto annexed and hereby made a part hereof and does hereby confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as a tenant in common, except as permitted by and in conformity with the provisions of the Indenture and particularly of Article X thereof.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any party thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture), the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

TO HAVE AND TO HOLD all such properties, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever.

IN TRUST, NEVERTHELESS, upon the terms and trusts of the Indenture, for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Indenture (and subject to any sinking funds that may be created for the benefit of any particular series).

PROVIDED, HOWEVER, and these presents are upon the condition that, if the Company, its successors or assigns shall pay or cause to be paid, the principal of, premium, if any, and interest on said bonds, at the times and in the manner stipulated therein and herein, and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then this Supplemental Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED, by the Company, that all such bonds and coupons are to be issued, authenticated and delivered, and that all property subject or to become subject hereto is to be held, subject to the further covenants, conditions, uses and trusts in the Indenture set forth, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, for the benefit of those who shall hold said bonds and interest coupons, or any of them, as follows:

SECTION 1. Bonds of the Thirty-Eighth Series shall mature on the date set forth in the form of bond relating thereto hereinbefore set forth, shall bear interest at the rate per annum set forth in the title thereof, payable semi-annually, on February 1 and August 1 in each year, and all bonds of said series shall be designated as hereinbefore in the fourth Whereas clause set forth. Principal of, premium, if any, and interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds without coupons; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered bonds of the Thirty-Eighth Series may be issued in the denomination of $1,000 and in such other denominations (in multiples of $1,000) as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds without coupons of said series may be exchanged for a like aggregate principal amount of registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof for cancellation to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, New York. However, notwithstanding the provisions of Section 12 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series shall be in registered form without coupons and shall be exchangeable for definitive bonds of said series when prepared.

The person in whose name any registered (without coupons) bond of the Thirty-Eighth Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered either at the close of business on the day preceding the date of payment of such defaulted interest or on a subsequent record date for such payment if one shall have been established as hereinafter provided. A subsequent record date may be established by or on behalf of the Company by notice mailed to the holders of bonds not less than ten days preceding such record date, which record date shall be not more than thirty days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment date shall mean the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, New York, are authorized or obligated by law to close, the next preceding day which shall not be a legal holiday or day on which such institutions are so authorized or obligated to close.

Except as provided in this Section, every registered bond without coupons of the Thirty-Eighth Series shall be dated and shall bear interest as provided in Section 10 of the Indenture; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the record date for any interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the February 1 or August 1, as the case may be, next preceding the date of such bond, to which interest has been paid or, if the Company shall be in default with respect to the interest due on February 1, 2000, then from July 26, 1999.

The Company may redeem the bonds of the Thirty-Eighth Series, in whole or in part, at any time, upon notice as provided in the Indenture (not less than 30 nor more than 60 days prior to a date fixed for redemption (the “Redemption Date”)) at a redemption price equal to the greater of (1) 100% of principal or (2) the sum of the remaining scheduled payments of principal and interest on the bonds of the Thirty-Eighth Series, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus ten basis points (.10%), plus in each case accrued interest to the Redemption Date (the “Redemption Price”), such Redemption Price to be set forth in an Officer’s Certificate delivered to the Trustee on or before the Redemption Date and upon which the Trustee may conclusively rely.

The following terms shall have the following meanings:

“Treasury Yield” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of the Thirty-Eighth Series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of the Thirty-Eighth Series.

“Independent Investment Banker” means Goldman, Sachs & Co. or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company and appointed by the Trustee.

“Comparable Treasury Price” means, with respect to any Redemption Date, the Reference Treasury Dealer Quotation for such Redemption Date.

“Reference Treasury Dealer Quotation” means, with respect to the Reference Treasury Dealer and any Redemption Date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date. The Company shall furnish the Trustee a notice in writing at least five business days and not more than ten business days prior to such Redemption Date of (a) the name of the Reference Treasury Dealer, (b) the Redemption Date, and (c) the third business day preceding the Redemption Date.

“Reference Treasury Dealer” means Goldman, Sachs & Co. and its successors; provided, however, that if Goldman, Sachs & Co. shall cease to be a primary U.S. Government Securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer.

The Company shall deliver to the Trustee the Officer’s Certificate referred to above setting forth the Company’s calculation of the Redemption Price applicable to any such redemption promptly after the calculation thereof but, in any event, prior to the Redemption Date of any such bonds of the Thirty-Eighth Series. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definition of “Reference Treasury Dealer Quotation,” the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company’s calculation of any Redemption Price of the bonds of the Thirty-Eighth Series.

The bonds of the Thirty-Eighth Series may be repaid on August 3, 2009, at the option of the registered holders of the bonds of the Thirty-Eighth Series, at 95.5% of their principal amount, together with accrued interest to August 3, 2009. In order for a holder to exercise this option, the Company must receive at its office or agency in New York, New York, during the period beginning on June 3, 2009 and ending at 5:00 p.m. (New York City time) on July 3, 2009 (or, if July 3, 2009 is not a Business Day, the next succeeding Business Day), the bonds of the Thirty-Eighth Series with the form titled “Option to Elect Repayment on August 3, 2009” on the reverse of the bonds of the Thirty-Eighth Series duly completed. Any such notice received by the Company during the period beginning on June 3, 2009 and ending at 5:00 p.m. (New York City time) on July 3, 2009 shall be irrevocable. The repayment option may be exercised by the holder of a bond of the Thirty-Eighth Series for less than the entire principal amount of the bonds of the Thirty-Eighth Series held by such holder, so long as the principal amount that is to be repaid is equal to $1,000 or an integral multiple of $1,000. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any bonds of the Thirty-Eighth Series for repayment will be determined by the Company, whose determination will be final and binding.

Failure by the Company to repay the bonds of the Thirty-Eighth Series when required as described in the preceding paragraph will result in an Event of Default under the Indenture.

As long as the bonds of the Thirty-Eighth Series are represented by a Global Security, the Depositary’s nominee will be the registered holder of the bonds of the Thirty-Eighth Series and therefore it will be the only entity that can exercise the right to repayment.

SECTION 2. The Company’s obligation to make payments with respect to the principal of, and/or premium, if any, and/or interest on, the bonds of the Thirty-Eighth Series shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of, and/or premium, if any, and/or interest then due on, the senior notes (the “Senior Notes”) issued pursuant to the Indenture (For Senior Notes) dated as of July 1, 1999, between the Company and Bankers Trust Company, the Senior Note Trustee (the “Senior Note Indenture”) shall have been fully or partially paid (other than by the application of the proceeds of a payment in respect of such bonds of the Thirty-Eighth Series), as the case may be, or there shall have been deposited with the Senior Note Trustee pursuant to the Senior Note Indenture trust funds sufficient under such indenture to fully or partially pay, as the case may be, the corresponding amount then due of principal of, and/or premium, if any, and/or interest on, the Senior Notes (other than by the application of the proceeds of a payment in respect of such bonds of the Thirty-Eighth Series).

Upon payment of the principal of, and premium if any, and interest due on the Senior Notes, whether at maturity or prior to maturity by acceleration, redemption, repayment at the option of a registered holder of Senior Notes or otherwise, or upon provision for the payment thereof having been made in accordance with the Senior Note Indenture (other than by the application of the proceeds of a payment in respect of such bonds of the Thirty-Eighth Series), bonds of the Thirty-Eighth Series in a principal amount equal to the principal amount of Senior Notes so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such bonds of the Thirty-Eighth Series shall be surrendered to and cancelled by the Trustee. From and after the Release Date (as defined in the Senior Note Indenture), the bonds of the Thirty-Eighth Series shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of the Thirty-Eighth Series shall be surrendered to and cancelled by the Trustee.

If the registered holder of Senior Notes elects to have any portion of such Senior Notes repaid on August 3, 2009 pursuant to the terms of such Senior Notes, an equal principal amount of the bonds of the Thirty-Eighth Series shall be repaid by the Company to the holder thereof on such date at 95.5% of such principal amount, together with accrued interest to August 3, 2009.

SECTION 3. The Company covenants that the provisions of Section 36A of the Indenture and of Section 1.02 of the Supplemental Indenture dated as of July 1, 1948, which are to remain in effect so long as any bonds of the series referred to in said Section shall be outstanding under the Indenture, shall remain in full force and effect so long as any bonds of the Thirty-Eighth Series shall be outstanding under the Indenture.

SECTION 4. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture, other than as set forth in the Mortgage. The Trustee shall not be responsible for the recitals herein or in the bonds (except the Trustee’s certificate of authentication), all of which are made by the Company solely. Without limiting the generality of the foregoing, the Trustee shall have no responsibility for, and shall incur no liability with respect to, the form or substance of the Certificates or the form or substance of any agreement under which any banking or other financial institution receives the Deposit or makes the Payments nor shall the Trustee have any responsibility, or incur any liability, with respect to the performance of such banking or other financial institution under any such agreement.

SECTION 5 As supplemented and amended by this Supplemental Indenture, the Mortgage is in all respects ratified and confirmed, and the Mortgage and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 6. This Supplemental Indenture may be executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, party of the first part hereto, and BANKERS TRUST COMPANY, party of the second part hereto, have caused these presents to be executed in their respective names by their respective Chairmen of the Board or Presidents or one of their Vice Presidents or Assistant Vice Presidents and their respective seals to be hereunto affixed and attested by their respective Secretaries or one of their Assistant Secretaries, all as of the day and year first above written.

(SEAL)

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY,

By:	/s/ Timothy L. Burke
Name: Timothy L. Burke
Title: Secretary/Treasurer

Attest:

/s/ Linda K. Tiemann
Name: Linda K. Tiemann
Title: Assistant Secretary

(SEAL)

BANKERS TRUST COMPANY,

By:	/s/ Vincent Chorney
Name: Vincent Chorney
Title: Assistant Vice President

Attest:

/s/ Marc Parilla
Name: Marc Parilla
Title: Assistant Vice President

STATE OF INDIANA                      )

                                                           )        ss.:

COUNTY OF VANDERBURGH    )

On this 26 day of July, 1999, before me, the undersigned, a notary public in and for the county and state aforesaid, personally came Timothy L. Burke, to me known, who being by me duly sworn, did depose and say that he resides at 3277 Brookfield Drive, Newburgh, Indiana; that he is Secretary/Treasurer of SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order; and the said Linda K. Tiemann, Assistant Secretary acknowledged the execution of the foregoing instrument on behalf of the said corporation as the voluntary act and deed of the said corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year first above written.

(SEAL)

/s/ Donna S. Welden
Notary Public

My Commission Expires November 29, 2000

My County of Residence is Vanderburgh

STATE OF NEW YORK              )

                                                       )        ss.:

COUNTY OF NEW YORK         )

On this 26 day of July, 1999, before me, the undersigned, a notary public in and for the county and state aforesaid, personally came Vincent Chorney, to me known, who being by me duly sworn, did depose and say that he resides at 215 W. 75 Street, New York, NY; that he is an Assistant Vice President of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order; and the said Assistant Vice President acknowledged the execution of the foregoing instrument on behalf of the said corporation as the voluntary act and deed of the said corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year first above written.

(SEAL)

/s/ Boris Treyger
Notary Public

My Commission Expires November 9, 2000

My County of Residence is Kings County

SCHEDULE A

Detailed Description of Additional Properties

The following list outlines equipment and properties pledged as collateral and placed in service between 1993 and 1996:

*	Culley Generating Station Units 2 & 3 Scrubber Project;

*	Brown Unit 1 Turbine Blades

*	Broadway Gas Turbine Overhaul

*	Z-98 Transmission Line Phase 3 Construction

*	GE Plastics Substation Purchase (Transmission)

*	Point Substation Addition (Transmission)

*	System Power Control Center Upgrades

*	Deaconess Hospital Substation Upgrades (Distribution)

*	Toyota Substation (Distribution)

*	Kasson - Copperline Gas Main Installations

*	CNG Fueling Station

*	Wagner Operation Center Phase 5 Construction and Improvements

Signed for identification

/s/ Timothy L. Burke
Name: Timothy L. Burke
Title: Secretary/Treasurer

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

/s/ Marc J. Parilla
Name: Marc J. Parilla
Title: Assistant Vice President

BANKERS TRUST COMPANY

Exhibit C

2013 Supplemental Indenture

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

WITH

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

SUPPLEMENTAL INDENTURE

Relating to the

FIRST MORTGAGE BONDS

Series 2013A due 2038

Series 2013B due 2043

Series 2013C due 2022

Series 2013D due 2024

Series 2013E due 2037

Dated as of April 1, 2013

SUPPLEMENTAL INDENTURE, dated as of April 1, 2013 (this “Supplemental Indenture”), between SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Indiana (hereinafter called the “Company”), party of the first part, and DEUTSCHE BANK TRUST COMPANY AMERICAS, a corporation organized and existing under the laws of the State of New York, formerly known as BANKERS TRUST COMPANY, as Trustee under the Mortgage hereinafter referred to, party of the second part.

WHEREAS, the Company heretofore executed and delivered to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (hereinafter called the “Trustee”), a certain Indenture of Mortgage and Deed of Trust dated as of April 1, 1932, to secure an issue of bonds of the Company, issued and to be issued in series, from time to time, in the manner and subject to the conditions set forth in the said Indenture, and the said Indenture has been amended and supplemented by Supplemental Indentures dated as of August 31, 1936, October 1, 1937, March 22, 1939, July 1, 1948, June 1, 1949, October 1, 1949, January 1, 1951, April 1, 1954, March 1, 1957, October 1, 1965, September 1, 1966, August 1, 1968, May 1, 1970, August 1, 1971, April 1, 1972, October 1, 1973, April 1, 1975, January 15, 1977, April 1, 1978, June 4, 1981, January 20, 1983, November 1, 1983, March 1, 1984, June 1, 1984, November 1, 1984, July 1, 1985, November 1, 1985, June 1, 1986, November 15, 1986, January 15, 1987, December 15, 1987, December 13, 1990, April 1, 1993, May 1, 1993, June 1, 1993, July 1, 1999, March 1, 2000, August 1, 2004, October 1, 2004, April 1, 2005, March 1, 2006, December 1, 2007 and August 1, 2009, which Indenture as so amended and supplemented is hereinafter referred to as the “Mortgage” and as further supplemented by this Supplemental Indenture is hereinafter referred to as the “Indenture”; and

WHEREAS, Section 108 of the Mortgage provides that the Company and the Trustee may, from time to time, enter into such indentures supplemental to the Mortgage as shall be deemed by them necessary or desirable; and

WHEREAS, the Company has entered into a Loan Agreement dated as of April 1, 2013 (the “Loan Agreement” or “Agreement”), with the Indiana Finance Authority (the “Issuer”), pursuant to which the Issuer issued (i) $22,200,000 aggregate principal amount of its Environmental Improvement Refunding Revenue Bonds, Series 2013A (AMT) (Southern Indiana Gas and Electric Company Project) (the “Issuer 2013A Bonds”), (ii) $39,550,000 aggregate principal amount of its Environmental Improvement Refunding Revenue Bonds, Series 2013B (AMT) (Southern Indiana Gas and Electric Company Project) (the “Issuer 2013B Bonds”), (iii) $4,640,000 aggregate principal amount of its Environmental Improvement Refunding Revenue Bonds, Series 2013C (Non-AMT) (Southern Indiana Gas and Electric Company Project) (the “Issuer 2013C Bonds”), (iv) $22,500,000 aggregate principal amount of its Environmental Improvement Refunding Revenue Bonds, Series 2013D (Non-AMT) (Southern Indiana Gas and Electric Company Project) (the “Issuer 2013D Bonds”), and (v) $22,000,000 aggregate principal amount of its Environmental Improvement Refunding Revenue Bonds, Series 2013E (Non-AMT) (Southern Indiana Gas and Electric Company Project) (the “Issuer 2013E Bonds”) pursuant to and in accordance with the terms of an Indenture dated as of April 1, 2013 (the “Issuer Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Issuer Trustee”), in order to provide funds to loan to the Company for the purpose of refunding certain outstanding revenue bonds issued by the Issuer and another Indiana issuer at the request of and for the benefit of the Company; and

WHEREAS, the Company has determined that it would be in its best interests, given the current status of the financial markets, to initially evidence and secure the Company’s obligations relating to the Issuer Bonds under the Loan Agreement with the Company’s first mortgage bonds; and

WHEREAS, the Company by appropriate company action in conformity with the terms of the Indenture has duly determined to create (i) a new series of bonds which shall be issued under the Indenture in an aggregate principal amount of $22,200,000 and be designated as “First Mortgage Bonds, Series 2013A due 2038” (hereinafter sometimes referred to as “Bonds of the Forty-sixth Series”), the bonds of which series are to bear interest at the rate from time to time borne by the Issuer 2013A Bonds and are subject to certain optional and mandatory redemption rights and obligations set forth herein; (ii) a new series of bonds which shall be issued under the Indenture in an aggregate principal amount of $39,550,000 and be designated as “First Mortgage Bonds, Series 2013B due 2043” (hereinafter sometimes referred to as “Bonds of the Forty-seventh Series”), the bonds of which series are to bear interest at the rate from time to time borne by the Issuer 2013B Bonds and are subject to certain optional and mandatory redemption rights and obligations set forth herein; (iii) a new series of bonds which shall be issued under the Indenture in an aggregate principal amount of $4,640,000 and be designated as “First Mortgage Bonds, Series 2013C due 2022” (hereinafter sometimes referred to as “Bonds of the Forty-eighth Series”), the bonds of which series are to bear interest at the rate from time to time borne by the Issuer 2013C Bonds and are subject to certain optional and mandatory redemption rights and obligations set forth herein; (iv) a new series of bonds which shall be issued under the Indenture in an aggregate principal amount of $22,500,000 and be designated as “First Mortgage Bonds, Series 2013D due 2024” (hereinafter sometimes referred to as “Bonds of the Forty-ninth Series”), the bonds of which series are to bear interest at the rate from time to time borne by the Issuer 2013D Bonds and are subject to certain optional and mandatory redemption rights and obligations set forth herein; and (v) a new series of bonds which shall be issued under the Indenture in an aggregate principal amount of $22,000,000 and be designated as “First Mortgage Bonds, Series 2013E due 2037” (hereinafter sometimes referred to as “Bonds of the Fiftieth Series”), the bonds of which series are to bear interest at the rate from time to time borne by the Issuer 2013E Bonds and are subject to certain optional and mandatory redemption rights and obligations set forth herein; and

WHEREAS, all things necessary to make the Bonds of the Forty-sixth Series, the Bonds of the Forty-seventh Series, the Bonds of the Forty-eighth Series, the Bonds of the Forty-ninth Series and the Bonds of the Fiftieth Series when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture has in all respects been duly authorized; and

WHEREAS, the Company and the Trustee deem it advisable to enter into this Supplemental Indenture for the purposes above stated and for the purpose of describing the Bonds of the Forty-sixth Series, the Bonds of the Forty-seventh Series, the Bonds of the Forty-eighth Series, the Bonds of the Forty-ninth Series, and the Bonds of the Fiftieth Series and of providing the terms and conditions of redemption of each such Series;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Southern Indiana Gas and Electric Company, in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and of the purchase and acceptance of the bonds issued or to be issued hereunder by the holders or registered owners thereof, and in order to secure the payment of the principal, premium, if any, and interest of all bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance of all of the provisions hereof and of said bonds, hath granted, bargained, sold, released, conveyed, assigned, transferred, pledged, set over and confirmed and by these presents doth grant, bargain, sell, release, convey, assign, transfer, pledge, set over and confirm unto Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all the properties, real, personal and mixed, tangible and intangible of the character described in the granting clauses of the aforesaid Indenture of Mortgage and Deed of Trust dated as of April 1, 1932 or in any indenture supplemental thereto acquired by the Company on or after the date of the execution and delivery of said Indenture of Mortgage and Deed of Trust (except any in said Indenture of Mortgage and Deed of Trust or in any indenture supplemental thereto expressly excepted) and does hereby confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as a tenant in common, except as permitted by and in conformity with the provisions of the Indenture and particularly of Article X thereof.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture), the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

TO HAVE AND TO HOLD all such properties, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever.

IN TRUST, NEVERTHELESS, upon the terms and trusts of the Indenture, for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Indenture (and subject to any sinking funds that may be created for the benefit of any particular series).

PROVIDED, HOWEVER, and these presents are upon the condition that, if the Company, its successors or assigns, shall pay or cause to be paid, the principal of, premium, if any, and interest on said bonds, at the times and in the manner stipulated therein and herein, and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then this Supplemental Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED, by the Company, that all such bonds and coupons are to be issued, authenticated and delivered, and that all property subject or to become subject hereto is to be held, subject to the further covenants, conditions, uses and trusts in the Indenture set forth, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, for the benefit of those who shall hold said bonds and interest coupons, or any of them, as follows:

PART IA

FORM OF BONDS OF THE FORTY-SIXTH SERIES

The form of the definitive registered bond without coupons of the Bonds of the Forty-sixth Series and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

“[FORM OF FULLY REGISTERED BOND OF THE FORTY-SIXTH SERIES]

[FORM OF FACE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2013A DUE 2038

No.	$22,200,000

Southern Indiana Gas and Electric Company, a corporation of the State of Indiana (hereinafter called the “Company”), for value received, hereby promises to pay to Wells Fargo Bank, National Association, as trustee under the Issuer Indenture hereinafter referred to, or registered assigns Twenty-Two Million Two Hundred Thousand dollars, on March 1, 2038 at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay to the registered owner hereof interest thereon at the same rate or rates of interest as the Environmental Improvement Refunding Revenue Bonds, Series 2013A (AMT)

(Southern Indiana Gas and Electric Company Project) (the “Issuer Bonds”) due March 1, 2038 and issued by the Indiana Finance Authority (the “Issuer”), under the Indenture dated as of April 1, 2013 (the “Issuer Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Issuer Trustee”) (as determined in accordance with the Issuer Indenture); provided, however, that in no event shall the rate of interest borne by the bonds of this series exceed 12% per annum. Such interest, in like coin or currency, payable at said office or agency on the same dates as interest on the Issuer Bonds, or if this bond shall be duly called for redemption, until the redemption date, or if the Company shall default in the payment of the principal hereof, until the Company’s obligation to pay principal shall be discharged as provided in the hereinafter defined Mortgage, is paid until the principal sum is paid in full discharge under the Mortgage.

The Company has agreed to pay the principal of, premium, if any, and interest on the Issuer Bonds pursuant to a Loan Agreement dated as of April 1, 2013 (the “Agreement”) between the Company and the Issuer. Pursuant to the granting clause of the Issuer Indenture, this bond is issued to the Issuer Trustee to secure any and all obligations of the Company under the Agreement with respect to payment of the Issuer Bonds. Payment of principal of, premium, if any, or interest on, the Issuer Bonds shall constitute payments on this bond as further provided herein and in the Issuer Indenture, pursuant to which this bond has been authorized.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.01 of the Issuer Indenture, a principal amount of this bond equal to the principal amount of such Issuer Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such bonds shall be surrendered to the Trustee for cancellation as provided in Section 10.01 of the Issuer Indenture. The Trustee (as hereinafter defined) may at any time and all times conclusively assume that the obligation of the Company to make payments under the Agreement with respect to the principal of, premium, if any, and interest on, the Issuer Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, or interest on, the Issuer Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become obligatory until Deutsche Bank Trust Company Americas, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

Dated: April     , 2013

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:
Vice President and Treasurer

Attest:

Assistant Secretary

[FORM OF TRUSTEE’S CERTIFICATE]

This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company, as Trustee

By:
Authorized Officer

[FORM OF REVERSE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2013A DUE 2038

This bond is one of an issue of First Mortgage Bonds of the Company, issuable in series, and is one of the series designated in the title hereof, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust, dated as of April 1, 1932, executed by the Company to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee (the “Trustee”), as amended and supplemented by indentures supplemental thereto (herein referred to as the “Mortgage”), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

The bonds of this series are issued and to be issued in order to evidence and secure a loan made by the Issuer to the Company pursuant to the Agreement. In order to provide moneys to fund such loan, the Issuer has issued the Issuer Bonds under and pursuant to the Issuer Indenture. Payments made by the Company of principal, premium, if any, and interest on the bonds of this series are intended to be sufficient to permit payments of principal, premium, if any, and interest to be made on the Issuer Bonds. Upon certain terms and conditions, moneys held under and pursuant to the Issuer Indenture, including moneys so held from the proceeds of the sale of the Issuer Bonds or earnings on the investment of such proceeds, or redemption of the Issuer Bonds shall be credited to or used for the payment of the bonds of this series and to the extent so credited or used shall satisfy a like amount otherwise due hereunder.

The bonds of this series are subject to optional and mandatory redemption, in whole or in part, as the case may be, on each date that Issuer Bonds are to be redeemed. The principal amount of the bonds of this series to be redeemed on any such date shall be equal to the principal amount of Issuer Bonds called for redemption on that date. All redemptions of bonds of this series shall be at the redemption prices that correspond to the redemption prices for the Issuer Bonds.

If and whenever the Trustee or the Company is notified that an event of default has occurred and is continuing under Section 7.1(D) of the Issuer Indenture or Section 6.1(a) or Section 6.1(b) of the Agreement, and provided that the principal of all Issuer Bonds then outstanding and the interest thereon shall have been declared immediately due and payable, then not later than two business days following the occurrence of the foregoing events, the Company shall, upon not less than 30 days’ and not more than 45 days’ prior written notice given in the manner provided in the Mortgage, call for redemption on a redemption date selected by it not later than 45 days following the date of such notice, all of the bonds of this series then outstanding, and shall on such redemption date redeem the same at a price equal to 100% of the principal amount thereof together with accrued interest thereon to the redemption date, except that such requirement or redemption shall be deemed to be waived if, prior to the date fixed for such redemption of the bonds of this series, such event of default is waived or cured.

In case a completed default, as defined in the Mortgage, shall occur, the principal of this bond and all other bonds of the Company at any such time outstanding under the Mortgage may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Mortgage. The Mortgage provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the bonds entitled to vote then outstanding.

This bond, subject to the limitations with regard thereto contained in the Issuer Indenture, is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., upon surrender and cancellation of this bond, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange thereof as provided in the Mortgage, and upon payment, if the Company shall require it, of the charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

As provided in Section 5.9 of the Issuer Indenture, from and after the Release Date (as defined in the Issuer Indenture), the obligations of the Company with respect to this bond shall be deemed to be satisfied and discharged, this bond shall cease to secure in any manner the Company’s obligations under the Agreement with respect to the payment of any Issuer Bonds outstanding under the Issuer Indenture, and, pursuant to Section 5.9 of the Issuer Indenture, the Issuer Trustee shall forthwith deliver this bond to the Trustee for cancellation.

The bonds of this series are issuable as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. In the manner and upon payment of the charges prescribed in the Mortgage, registered bonds without coupons of this series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

[END OF FORM OF BOND]”

PART IB

FORM OF BONDS OF THE FORTY-SEVENTH SERIES

The form of the definitive registered bond without coupons of the Bonds of the Forty-seventh Series and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

“[FORM OF FULLY REGISTERED BOND OF THE FORTY-SEVENTH SERIES]

[FORM OF FACE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2013B DUE 2043

No.	$39,550,000

Southern Indiana Gas and Electric Company, a corporation of the State of Indiana (hereinafter called the “Company”), for value received, hereby promises to pay to Wells Fargo Bank, National Association, as trustee under the Issuer Indenture hereinafter referred to, or registered assigns Thirty-nine Million Five Hundred Fifty Thousand dollars, on May 1, 2043 at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay to the registered owner hereof interest thereon at the same rate or rates of interest as the Environmental Improvement Refunding Revenue Bonds, Series 2013B (AMT) (Southern Indiana Gas and Electric Company Project) (the “Issuer Bonds”) due May 1, 2043 and issued by the Indiana Finance Authority (the “Issuer”), under the Indenture dated as of April 1, 2013 (the “Issuer Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Issuer Trustee”) (as determined in accordance with the Issuer Indenture); provided, however, that in no event shall the rate of interest borne by the bonds of this series exceed 12% per annum. Such interest, in like coin or currency, payable at said office or agency on the same dates as interest on the Issuer Bonds, or if this bond shall be duly called for redemption, until the redemption date, or if the Company shall default in the payment of the principal hereof, until the Company’s obligation to pay principal shall be discharged as provided in the hereinafter defined Mortgage, is paid until the principal sum is paid in full discharge under the Mortgage.

The Company has agreed to pay the principal of, premium, if any, and interest on the Issuer Bonds pursuant to a Loan Agreement dated as of April 1, 2013 (the “Agreement”) between the Company and the Issuer. Pursuant to the granting clause of the Issuer Indenture, this bond is issued to the Issuer Trustee to secure any and all obligations of the Company under the Agreement with respect to payment of the Issuer Bonds. Payment of principal of, premium, if any, or interest on, the Issuer Bonds shall constitute payments on this bond as further provided herein and in the Issuer Indenture, pursuant to which this bond has been authorized.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.01 of the Issuer Indenture, a principal amount of this bond equal to the principal amount of such Issuer Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such bonds shall be surrendered to the Trustee for cancellation as provided in Section 10.01 of the Issuer Indenture. The Trustee (as hereinafter defined) may at any time and all times conclusively assume that the obligation of the Company to make payments under the Agreement with respect to the principal of, premium, if any, and interest on, the Issuer Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, or interest on, the Issuer Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become obligatory until Deutsche Bank Trust Company Americas, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

Dated: April     , 2013

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:
Vice President and Treasurer

Attest:

/S/
Assistant Secretary

[FORM OF TRUSTEE’S CERTIFICATE]

This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company, as Trustee

By:	/s/ Chris Niesz
Authorized Officer

[FORM OF REVERSE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2013B DUE 2043

This bond is one of an issue of First Mortgage Bonds of the Company, issuable in series, and is one of the series designated in the title hereof, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust, dated as of April 1, 1932, executed by the Company to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee (the “Trustee”), as amended and supplemented by indentures supplemental thereto (herein referred to as the “Mortgage”), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

The bonds of this series are issued and to be issued in order to evidence and secure a loan made by the Issuer to the Company pursuant to the Agreement. In order to provide moneys to fund such loan, the Issuer has issued the Issuer Bonds under and pursuant to the Issuer Indenture. Payments made by the Company of principal, premium, if any, and interest on the bonds of this series are intended to be sufficient to permit payments of principal, premium, if any, and interest to be made on the Issuer Bonds. Upon certain terms and conditions, moneys held under and pursuant to the Issuer Indenture, including moneys so held from the proceeds of the sale of the Issuer Bonds or earnings on the investment of such proceeds, or redemption of the Issuer Bonds shall be credited to or used for the payment of the bonds of this series and to the extent so credited or used shall satisfy a like amount otherwise due hereunder.

The bonds of this series are subject to optional and mandatory redemption, in whole or in part, as the case may be, on each date that Issuer Bonds are to be redeemed. The principal amount of the bonds of this series to be redeemed on any such date shall be equal to the principal amount of Issuer Bonds called for redemption on that date. All redemptions of bonds of this series shall be at the redemption prices that correspond to the redemption prices for the Issuer Bonds.

If and whenever the Trustee or the Company is notified that an event of default has occurred and is continuing under Section 7.1(D) of the Issuer Indenture or Section 6.1(a) or Section 6.1(b) of the Agreement, and provided that the principal of all Issuer Bonds then outstanding and the interest thereon shall have been declared immediately due and payable, then not later than two business days following the occurrence of the foregoing events, the Company shall, upon not less than 30 days’ and not more than 45 days’ prior written notice given in the manner provided in the Mortgage, call for redemption on a redemption date selected by it not later than 45 days following the date of such notice, all of the bonds of this series then outstanding, and shall on such redemption date redeem the same at a price equal to 100% of the principal amount thereof together with accrued interest thereon to the redemption date, except that such requirement or redemption shall be deemed to be waived if, prior to the date fixed for such redemption of the bonds of this series, such event of default is waived or cured.

In case a completed default, as defined in the Mortgage, shall occur, the principal of this bond and all other bonds of the Company at any such time outstanding under the Mortgage may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Mortgage. The Mortgage provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the bonds entitled to vote then outstanding.

This bond, subject to the limitations with regard thereto contained in the Issuer Indenture, is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., upon surrender and cancellation of this bond, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange thereof as provided in the Mortgage, and upon payment, if the Company shall require it, of the charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

As provided in Section 5.9 of the Issuer Indenture, from and after the Release Date (as defined in the Issuer Indenture), the obligations of the Company with respect to this bond shall be deemed to be satisfied and discharged, this bond shall cease to secure in any manner the Company’s obligations under the Agreement with respect to the payment of any Issuer Bonds outstanding under the Issuer Indenture, and, pursuant to Section 5.9 of the Issuer Indenture, the Issuer Trustee shall forthwith deliver this bond to the Trustee for cancellation.

The bonds of this series are issuable as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. In the manner and upon payment of the charges prescribed in the Mortgage, registered bonds without coupons of this series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

[END OF FORM OF BOND]”

PART IC

FORM OF BONDS OF THE FORTY-EIGHTH SERIES

The form of the definitive registered bond without coupons of the Bonds of the Forty-eighth Series and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

“[FORM OF FULLY REGISTERED BOND OF THE FORTY-EIGHTH SERIES]

[FORM OF FACE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2013C DUE 2022

No.	$4,640,000

Southern Indiana Gas and Electric Company, a corporation of the State of Indiana (hereinafter called the “Company”), for value received, hereby promises to pay to Wells Fargo Bank, National Association, as trustee under the Issuer Indenture hereinafter referred to, or registered assigns Four Million Six Hundred Forty Thousand dollars, on January 1, 2022 at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay to the registered owner hereof interest thereon at the same rate or rates of interest as the Environmental Improvement Refunding Revenue Bonds, Series 2013C (Non-AMT) (Southern Indiana Gas and Electric Company Project) (the “Issuer Bonds”) due January 1, 2022 and issued by the Indiana Finance Authority (the “Issuer”), under the Indenture dated as of April 1, 2013 (the “Issuer Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Issuer Trustee”) (as determined in accordance with the Issuer Indenture); provided, however, that in no event shall the rate of interest borne by the bonds of this series exceed 12% per annum. Such interest, in like coin or currency, payable at said office or agency on the same dates as interest on the Issuer Bonds, or if this bond shall be duly called for redemption, until the redemption date, or if the Company shall default in the payment of the principal hereof, until the Company’s obligation to pay principal shall be discharged as provided in the hereinafter defined Mortgage, is paid until the principal sum is paid in full discharge under the Mortgage.

The Company has agreed to pay the principal of, premium, if any, and interest on the Issuer Bonds pursuant to a Loan Agreement dated as of April 1, 2013 (the “Agreement”) between the Company and the Issuer. Pursuant to the granting clause of the Issuer Indenture, this bond is issued to the Issuer Trustee to secure any and all obligations of the Company under the Agreement with respect to payment of the Issuer Bonds. Payment of principal of, premium, if any, or interest on, the Issuer Bonds shall constitute payments on this bond as further provided herein and in the Issuer Indenture, pursuant to which this bond has been authorized.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.01 of the Issuer Indenture, a principal amount of this bond equal to the principal amount of such Issuer Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such bonds shall be surrendered to the Trustee for cancellation as provided in Section 10.01 of the Issuer Indenture. The Trustee (as hereinafter defined) may at any time and all times conclusively assume that the obligation of the Company to make payments under the Agreement with respect to the principal of, premium, if any, and interest on, the Issuer Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, or interest on, the Issuer Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become obligatory until Deutsche Bank Trust Company Americas, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

Dated: April __, 2013

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:
Vice President and Treasurer

Attest:

Assistant Secretary

[FORM OF TRUSTEE’S CERTIFICATE]

This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company, as Trustee

By:
Authorized Officer

[FORM OF REVERSE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2013C DUE 2022

This bond is one of an issue of First Mortgage Bonds of the Company, issuable in series, and is one of the series designated in the title hereof, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust, dated as of April 1, 1932, executed by the Company to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee (the “Trustee”), as amended and supplemented by indentures supplemental thereto (herein referred to as the “Mortgage”), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

The bonds of this series are issued and to be issued in order to evidence and secure a loan made by the Issuer to the Company pursuant to the Agreement. In order to provide moneys to fund such loan, the Issuer has issued the Issuer Bonds under and pursuant to the Issuer Indenture. Payments made by the Company of principal, premium, if any, and interest on the bonds of this series are intended to be sufficient to permit payments of principal, premium, if any, and interest to be made on the Issuer Bonds. Upon certain terms and conditions, moneys held under and pursuant to the Issuer Indenture, including moneys so held from the proceeds of the sale of the Issuer Bonds or earnings on the investment of such proceeds, or redemption of the Issuer Bonds shall be credited to or used for the payment of the bonds of this series and to the extent so credited or used shall satisfy a like amount otherwise due hereunder.

The bonds of this series are subject to optional and mandatory redemption, in whole or in part, as the case may be, on each date that Issuer Bonds are to be redeemed. The principal amount of the bonds of this series to be redeemed on any such date shall be equal to the principal amount of Issuer Bonds called for redemption on that date. All redemptions of bonds of this series shall be at the redemption prices that correspond to the redemption prices for the Issuer Bonds.

If and whenever the Trustee or the Company is notified that an event of default has occurred and is continuing under Section 7.1(D) of the Issuer Indenture or Section 6.1(a) or Section 6.1(b) of the Agreement, and provided that the principal of all Issuer Bonds then outstanding and the interest thereon shall have been declared immediately due and payable, then not later than two business days following the occurrence of the foregoing events, the Company shall, upon not less than 30 days’ and not more than 45 days’ prior written notice given in the manner provided in the Mortgage, call for redemption on a redemption date selected by it not later than 45 days following the date of such notice, all of the bonds of this series then outstanding, and shall on such redemption date redeem the same at a price equal to 100% of the principal amount thereof together with accrued interest thereon to the redemption date, except that such requirement or redemption shall be deemed to be waived if, prior to the date fixed for such redemption of the bonds of this series, such event of default is waived or cured.

In case a completed default, as defined in the Mortgage, shall occur, the principal of this bond and all other bonds of the Company at any such time outstanding under the Mortgage may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Mortgage. The Mortgage provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the bonds entitled to vote then outstanding.

This bond, subject to the limitations with regard thereto contained in the Issuer Indenture, is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., upon surrender and cancellation of this bond, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange thereof as provided in the Mortgage, and upon payment, if the Company shall require it, of the charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

As provided in Section 5.9 of the Issuer Indenture, from and after the Release Date (as defined in the Issuer Indenture), the obligations of the Company with respect to this bond shall be deemed to be satisfied and discharged, this bond shall cease to secure in any manner the Company’s obligations under the Agreement with respect to the payment of any Issuer Bonds outstanding under the Issuer Indenture, and, pursuant to Section 5.9 of the Issuer Indenture, the Issuer Trustee shall forthwith deliver this bond to the Trustee for cancellation.

The bonds of this series are issuable as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. In the manner and upon payment of the charges prescribed in the Mortgage, registered bonds without coupons of this series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

[END OF FORM OF BOND]”

PART ID

FORM OF BONDS OF THE FORTY-NINTH SERIES

The form of the definitive registered bond without coupons of the Bonds of the Forty-ninth Series and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

“[FORM OF FULLY REGISTERED BOND OF THE FORTY-NINTH SERIES]

[FORM OF FACE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2013D DUE 2024

No.	$22,500,000

Southern Indiana Gas and Electric Company, a corporation of the State of Indiana (hereinafter called the “Company”), for value received, hereby promises to pay to Wells Fargo Bank, National Association, as trustee under the Issuer Indenture hereinafter referred to, or registered assigns Twenty-two Million Five Hundred Thousand dollars, on March 1, 2024 at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay to the registered owner hereof interest thereon at the same rate or rates of interest as the Environmental Improvement Refunding Revenue Bonds, Series 2013D (Non-AMT) (Southern Indiana Gas and Electric Company Project) (the “Issuer Bonds”) due March 1, 2024 and issued by the Indiana Finance Authority (the “Issuer”), under the Indenture dated as of April 1, 2013 (the “Issuer Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Issuer Trustee”) (as determined in accordance with the Issuer Indenture); provided, however, that in no event shall the rate of interest borne by the bonds of this series exceed 12% per annum. Such interest, in like coin or currency, payable at said office or agency on the same dates as interest on the Issuer Bonds, or if this bond shall be duly called for redemption, until the redemption date, or if the Company shall default in the payment of the principal hereof, until the Company’s obligation to pay principal shall be discharged as provided in the hereinafter defined Mortgage, is paid until the principal sum is paid in full discharge under the Mortgage.

The Company has agreed to pay the principal of, premium, if any, and interest on the Issuer Bonds pursuant to a Loan Agreement dated as of April 1, 2013 (the “Agreement”) between the Company and the Issuer. Pursuant to the granting clause of the Issuer Indenture, this bond is issued to the Issuer Trustee to secure any and all obligations of the Company under the Agreement with respect to payment of the Issuer Bonds. Payment of principal of, premium, if any, or interest on, the Issuer Bonds shall constitute payments on this bond as further provided herein and in the Issuer Indenture, pursuant to which this bond has been authorized.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.01 of the Issuer Indenture, a principal amount of this bond equal to the principal amount of such Issuer Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such bonds shall be surrendered to the Trustee for cancellation as provided in Section 10.01 of the Issuer Indenture. The Trustee (as hereinafter defined) may at any time and all times conclusively assume that the obligation of the Company to make payments under the Agreement with respect to the principal of, premium, if any, and interest on, the Issuer Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, or interest on, the Issuer Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become obligatory until Deutsche Bank Trust Company Americas, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

Dated: April __, 2013

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:
Vice President and Treasurer

Attest:

Assistant Secretary

[FORM OF TRUSTEE’S CERTIFICATE]

This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company, as Trustee

By:
Authorized Officer

[FORM OF REVERSE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2013D DUE 2024

This bond is one of an issue of First Mortgage Bonds of the Company, issuable in series, and is one of the series designated in the title hereof, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust, dated as of April 1, 1932, executed by the Company to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee (the “Trustee”), as amended and supplemented by indentures supplemental thereto (herein referred to as the “Mortgage”), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

The bonds of this series are issued and to be issued in order to evidence and secure a loan made by the Issuer to the Company pursuant to the Agreement. In order to provide moneys to fund such loan, the Issuer has issued the Issuer Bonds under and pursuant to the Issuer Indenture. Payments made by the Company of principal, premium, if any, and interest on the bonds of this series are intended to be sufficient to permit payments of principal, premium, if any, and interest to be made on the Issuer Bonds. Upon certain terms and conditions, moneys held under and pursuant to the Issuer Indenture, including moneys so held from the proceeds of the sale of the Issuer Bonds or earnings on the investment of such proceeds, or redemption of the Issuer Bonds shall be credited to or used for the payment of the bonds of this series and to the extent so credited or used shall satisfy a like amount otherwise due hereunder.

The bonds of this series are subject to optional and mandatory redemption, in whole or in part, as the case may be, on each date that Issuer Bonds are to be redeemed. The principal amount of the bonds of this series to be redeemed on any such date shall be equal to the principal amount of Issuer Bonds called for redemption on that date. All redemptions of bonds of this series shall be at the redemption prices that correspond to the redemption prices for the Issuer Bonds.

If and whenever the Trustee or the Company is notified that an event of default has occurred and is continuing under Section 7.1(D) of the Issuer Indenture or Section 6.1(a) or Section 6.1(b) of the Agreement, and provided that the principal of all Issuer Bonds then outstanding and the interest thereon shall have been declared immediately due and payable, then not later than two business days following the occurrence of the foregoing events, the Company shall, upon not less than 30 days’ and not more than 45 days’ prior written notice given in the manner provided in the Mortgage, call for redemption on a redemption date selected by it not later than 45 days following the date of such notice, all of the bonds of this series then outstanding, and shall on such redemption date redeem the same at a price equal to 100% of the principal amount thereof together with accrued interest thereon to the redemption date, except that such requirement or redemption shall be deemed to be waived if, prior to the date fixed for such redemption of the bonds of this series, such event of default is waived or cured.

In case a completed default, as defined in the Mortgage, shall occur, the principal of this bond and all other bonds of the Company at any such time outstanding under the Mortgage may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Mortgage. The Mortgage provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the bonds entitled to vote then outstanding.

This bond, subject to the limitations with regard thereto contained in the Issuer Indenture, is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., upon surrender and cancellation of this bond, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange thereof as provided in the Mortgage, and upon payment, if the Company shall require it, of the charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

As provided in Section 5.9 of the Issuer Indenture, from and after the Release Date (as defined in the Issuer Indenture), the obligations of the Company with respect to this bond shall be deemed to be satisfied and discharged, this bond shall cease to secure in any manner the Company’s obligations under the Agreement with respect to the payment of any Issuer Bonds outstanding under the Issuer Indenture, and, pursuant to Section 5.9 of the Issuer Indenture, the Issuer Trustee shall forthwith deliver this bond to the Trustee for cancellation.

The bonds of this series are issuable as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. In the manner and upon payment of the charges prescribed in the Mortgage, registered bonds without coupons of this series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

[END OF FORM OF BOND]”

PART IE

FORM OF BONDS OF THE FIFTIETH SERIES

The form of the definitive registered bond without coupons of the Bonds of the Fiftieth Series and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

“[FORM OF FULLY REGISTERED BOND OF THE FIFTIETH SERIES]

[FORM OF FACE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2013E DUE 2037

No.	$22,000,000

Southern Indiana Gas and Electric Company, a corporation of the State of Indiana (hereinafter called the “Company”), for value received, hereby promises to pay to Wells Fargo Bank, National Association, as trustee under the Issuer Indenture hereinafter referred to, or registered assigns Twenty-two Million dollars, on May 1, 2037 at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay to the registered owner hereof interest thereon at the same rate or rates of interest as the Environmental Improvement Refunding Revenue Bonds, Series 2013E (Non-AMT) (Southern Indiana Gas and Electric Company Project) (the “Issuer Bonds”) due May 1, 2037 and issued by the Indiana Finance Authority (the “Issuer”), under the Indenture dated as of April 1, 2013 (the “Issuer Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Issuer Trustee”) (as determined in accordance with the Issuer Indenture); provided, however, that in no event shall the rate of interest borne by the bonds of this series exceed 12% per annum. Such interest, in like coin or currency, payable at said office or agency on the same dates as interest on the Issuer Bonds, or if this bond shall be duly called for redemption, until the redemption date, or if the Company shall default in the payment of the principal hereof, until the Company’s obligation to pay principal shall be discharged as provided in the hereinafter defined Mortgage, is paid until the principal sum is paid in full discharge under the Mortgage.

The Company has agreed to pay the principal of, premium, if any, and interest on the Issuer Bonds pursuant to a Loan Agreement dated as of April 1, 2013 (the “Agreement”) between the Company and the Issuer. Pursuant to the granting clause of the Issuer Indenture, this bond is issued to the Issuer Trustee to secure any and all obligations of the Company under the Agreement with respect to payment of the Issuer Bonds. Payment of principal of, premium, if any, or interest on, the Issuer Bonds shall constitute payments on this bond as further provided herein and in the Issuer Indenture, pursuant to which this bond has been authorized.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.01 of the Issuer Indenture, a principal amount of this bond equal to the principal amount of such Issuer Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such bonds shall be surrendered to the Trustee for cancellation as provided in Section 10.01 of the Issuer Indenture. The Trustee (as hereinafter defined) may at any time and all times conclusively assume that the obligation of the Company to make payments under the Agreement with respect to the principal of, premium, if any, and interest on, the Issuer Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, or interest on, the Issuer Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become obligatory until Deutsche Bank Trust Company Americas, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

Dated: April __, 2013

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:
Vice President and Treasurer

Attest:

Assistant Secretary

[FORM OF TRUSTEE’S CERTIFICATE]

This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company, as Trustee

By:
Authorized Officer

[FORM OF REVERSE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2013E DUE 2037

This bond is one of an issue of First Mortgage Bonds of the Company, issuable in series, and is one of the series designated in the title hereof, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust, dated as of April 1, 1932, executed by the Company to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee (the “Trustee”), as amended and supplemented by indentures supplemental thereto (herein referred to as the “Mortgage”), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

The bonds of this series are issued and to be issued in order to evidence and secure a loan made by the Issuer to the Company pursuant to the Agreement. In order to provide moneys to fund such loan, the Issuer has issued the Issuer Bonds under and pursuant to the Issuer Indenture. Payments made by the Company of principal, premium, if any, and interest on the bonds of this series are intended to be sufficient to permit payments of principal, premium, if any, and interest to be made on the Issuer Bonds. Upon certain terms and conditions, moneys held under and pursuant to the Issuer Indenture, including moneys so held from the proceeds of the sale of the Issuer Bonds or earnings on the investment of such proceeds, or redemption of the Issuer Bonds shall be credited to or used for the payment of the bonds of this series and to the extent so credited or used shall satisfy a like amount otherwise due hereunder.

The bonds of this series are subject to optional and mandatory redemption, in whole or in part, as the case may be, on each date that Issuer Bonds are to be redeemed. The principal amount of the bonds of this series to be redeemed on any such date shall be equal to the principal amount of Issuer Bonds called for redemption on that date. All redemptions of bonds of this series shall be at the redemption prices that correspond to the redemption prices for the Issuer Bonds.

If and whenever the Trustee or the Company is notified that an event of default has occurred and is continuing under Section 7.1(D) of the Issuer Indenture or Section 6.1(a) or Section 6.1(b) of the Agreement, and provided that the principal of all Issuer Bonds then outstanding and the interest thereon shall have been declared immediately due and payable, then not later than two business days following the occurrence of the foregoing events, the Company shall, upon not less than 30 days’ and not more than 45 days’ prior written notice given in the manner provided in the Mortgage, call for redemption on a redemption date selected by it not later than 45 days following the date of such notice, all of the bonds of this series then outstanding, and shall on such redemption date redeem the same at a price equal to 100% of the principal amount thereof together with accrued interest thereon to the redemption date, except that such requirement or redemption shall be deemed to be waived if, prior to the date fixed for such redemption of the bonds of this series, such event of default is waived or cured.

In case a completed default, as defined in the Mortgage, shall occur, the principal of this bond and all other bonds of the Company at any such time outstanding under the Mortgage may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Mortgage. The Mortgage provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the bonds entitled to vote then outstanding.

This bond, subject to the limitations with regard thereto contained in the Issuer Indenture, is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., upon surrender and cancellation of this bond, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange thereof as provided in the Mortgage, and upon payment, if the Company shall require it, of the charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

As provided in Section 5.9 of the Issuer Indenture, from and after the Release Date (as defined in the Issuer Indenture), the obligations of the Company with respect to this bond shall be deemed to be satisfied and discharged, this bond shall cease to secure in any manner the Company’s obligations under the Agreement with respect to the payment of any Issuer Bonds outstanding under the Issuer Indenture, and, pursuant to Section 5.9 of the Issuer Indenture, the Issuer Trustee shall forthwith deliver this bond to the Trustee for cancellation.

The bonds of this series are issuable as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. In the manner and upon payment of the charges prescribed in the Mortgage, registered bonds without coupons of this series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

[END OF FORM OF BOND]”

PART IIA

DESCRIPTION OF BONDS OF THE FORTY-SIXTH SERIES

Bonds of the Forty-sixth Series shall mature, subject to prior redemption, on the date set forth in the form of bond relating hereto hereinbefore set forth, and shall bear interest at the rate from time to time borne by the Issuer 2013A Bonds; provided, however, that in no event shall the rate of interest borne by the Bonds of the Forty-sixth Series exceed 12% per annum. Such interest shall be payable on the same dates as interest on the Issuer 2013A Bonds, and all bonds of said series shall be designated as hereinbefore in the fifth WHEREAS clause set forth. Principal of, premium, if any, and interest on said bonds shall be payable, to the extent specified in the form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds without coupons; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered Bonds of the Forty-sixth Series may be issued in the denomination of $1,000 and in such other denominations (in multiples of $1,000) as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds without coupons of said series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof for cancellation to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y. However, notwithstanding the provisions of Section 12 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series shall be in registered form without coupons, registrable as to principal, and shall be exchangeable for definitive bonds of said series when prepared.

The person in whose name any registered bond without coupons of the Forty-sixth Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered either at the close of business on the day preceding the date of payment of such defaulted interest or on a subsequent record date for such payment if one shall have been established as hereinafter provided. A subsequent record date may be established by or on behalf of the Company by notice mailed to the holders of bonds not less than ten days preceding such record date, which record date shall be not more than 30 days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment date shall mean the Interest Payment Date (as defined in the Issuer Indenture).

Except as provided in this Section, every registered bond without coupons of the Forty-sixth Series shall be dated and shall bear interest as provided in Section 10 of the Indenture; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the record date for any interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the interest payment date to which interest has been paid.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer 2013A Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.1 of the Issuer Indenture, the Bonds of the Forty-sixth Series in a principal amount equal to the principal amount of such Issuer 2013A Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such Bonds of the Forty-sixth Series shall be surrendered to the Trustee for cancellation as provided in and subject to the terms of Section 10.1 of the Issuer Indenture. The Trustee may at any time and all times conclusively assume that the obligation of the Company under the Agreement to make payments with respect to the principal of, premium, if any, and interest on the Issuer 2013A Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, premium, if any, or interest on, the Issuer 2013A Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

PART IIB

DESCRIPTION OF BONDS OF THE FORTY-SEVENTH SERIES

Bonds of the Forty-seventh Series shall mature, subject to prior redemption, on the date set forth in the form of bond relating hereto hereinbefore set forth, and shall bear interest at the rate from time to time borne by the Issuer 2013B Bonds; provided, however, that in no event shall the rate of interest borne by the Bonds of the Forty-seventh Series exceed 12% per annum. Such interest shall be payable on the same dates as interest on the Issuer 2013B Bonds, and all bonds of said series shall be designated as hereinbefore in the fifth WHEREAS clause set forth. Principal of, premium, if any, and interest on said bonds shall be payable, to the extent specified in the form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds without coupons; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered Bonds of the Forty-seventh Series may be issued in the denomination of $1,000 and in such other denominations (in multiples of $1,000) as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds without coupons of said series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof for cancellation to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y. However, notwithstanding the provisions of Section 12 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series shall be in registered form without coupons, registrable as to principal, and shall be exchangeable for definitive bonds of said series when prepared.

The person in whose name any registered bond without coupons of the Forty-seventh Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered either at the close of business on the day preceding the date of payment of such defaulted interest or on a subsequent record date for such payment if one shall have been established as hereinafter provided. A subsequent record date may be established by or on behalf of the Company by notice mailed to the holders of bonds not less than ten days preceding such record date, which record date shall be not more than 30 days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment date shall mean the Interest Payment Date (as defined in the Issuer Indenture).

Except as provided in this Section, every registered bond without coupons of the Forty-seventh Series shall be dated and shall bear interest as provided in Section 10 of the Indenture; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the record date for any interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the interest payment date to which interest has been paid.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer 2013B Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.1 of the Issuer Indenture, the Bonds of the Forty-seventh Series in a principal amount equal to the principal amount of such Issuer 2013B Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such Bonds of the Forty-seventh Series shall be surrendered to the Trustee for cancellation as provided in and subject to the terms of Section 10.1 of the Issuer Indenture. The Trustee may at any time and all times conclusively assume that the obligation of the Company under the Agreement to make payments with respect to the principal of, premium, if any, and interest on the Issuer 2013B Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, premium, if any, or interest on, the Issuer 2013B Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

PART IIC

DESCRIPTION OF BONDS OF THE FORTY-EIGHTH SERIES

Bonds of the Forty-eighth Series shall mature, subject to prior redemption, on the date set forth in the form of bond relating hereto hereinbefore set forth, and shall bear interest at the rate from time to time borne by the Issuer 2013C Bonds; provided, however, that in no event shall the rate of interest borne by the Bonds of the Forty-eighth Series exceed 12% per annum. Such interest shall be payable on the same dates as interest on the Issuer 2013C Bonds, and all bonds of said series shall be designated as hereinbefore in the fifth WHEREAS clause set forth. Principal of, premium, if any, and interest on said bonds shall be payable, to the extent specified in the form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds without coupons; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered Bonds of the Forty-eighth Series may be issued in the denomination of $1,000 and in such other denominations (in multiples of $1,000) as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds without coupons of said series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof for cancellation to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y. However, notwithstanding the provisions of Section 12 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series shall be in registered form without coupons, registrable as to principal, and shall be exchangeable for definitive bonds of said series when prepared.

The person in whose name any registered bond without coupons of the Forty-eighth Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered either at the close of business on the day preceding the date of payment of such defaulted interest or on a subsequent record date for such payment if one shall have been established as hereinafter provided. A subsequent record date may be established by or on behalf of the Company by notice mailed to the holders of bonds not less than ten days preceding such record date, which record date shall be not more than 30 days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment date shall mean the Interest Payment Date (as defined in the Issuer Indenture).

Except as provided in this Section, every registered bond without coupons of the Forty-eighth Series shall be dated and shall bear interest as provided in Section 10 of the Indenture; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the record date for any interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the interest payment date to which interest has been paid.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer 2013C Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.1 of the Issuer Indenture, the Bonds of the Forty-eighth Series in a principal amount equal to the principal amount of such Issuer 2013C Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such Bonds of the Forty-eighth Series shall be surrendered to the Trustee for cancellation as provided in and subject to the terms of Section 10.1 of the Issuer Indenture. The Trustee may at any time and all times conclusively assume that the obligation of the Company under the Agreement to make payments with respect to the principal of, premium, if any, and interest on the Issuer 2013C Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, premium, if any, or interest on, the Issuer 2013C Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

PART IID

DESCRIPTION OF BONDS OF THE FORTY-NINTH SERIES

Bonds of the Forty-ninth Series shall mature, subject to prior redemption, on the date set forth in the form of bond relating hereto hereinbefore set forth, and shall bear interest at the rate from time to time borne by the Issuer 2013D Bonds; provided, however, that in no event shall the rate of interest borne by the Bonds of the Forty-ninth Series exceed 12% per annum. Such interest shall be payable on the same dates as interest on the Issuer 2013D Bonds, and all bonds of said series shall be designated as hereinbefore in the fifth WHEREAS clause set forth. Principal of, premium, if any, and interest on said bonds shall be payable, to the extent specified in the form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds without coupons; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered Bonds of the Forty-ninth Series may be issued in the denomination of $1,000 and in such other denominations (in multiples of $1,000) as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds without coupons of said series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof for cancellation to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y. However, notwithstanding the provisions of Section 12 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series shall be in registered form without coupons, registrable as to principal, and shall be exchangeable for definitive bonds of said series when prepared.

The person in whose name any registered bond without coupons of the Forty-ninth Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered either at the close of business on the day preceding the date of payment of such defaulted interest or on a subsequent record date for such payment if one shall have been established as hereinafter provided. A subsequent record date may be established by or on behalf of the Company by notice mailed to the holders of bonds not less than ten days preceding such record date, which record date shall be not more than 30 days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment date shall mean the Interest Payment Date (as defined in the Issuer Indenture).

Except as provided in this Section, every registered bond without coupons of the Forty-ninth Series shall be dated and shall bear interest as provided in Section 10 of the Indenture; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the record date for any interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the interest payment date to which interest has been paid.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer 2013D Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.1 of the Issuer Indenture, the Bonds of the Forty-ninth Series in a principal amount equal to the principal amount of such Issuer 2013D Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such Bonds of the Forty-ninth Series shall be surrendered to the Trustee for cancellation as provided in and subject to the terms of Section 10.1 of the Issuer Indenture. The Trustee may at any time and all times conclusively assume that the obligation of the Company under the Agreement to make payments with respect to the principal of, premium, if any, and interest on the Issuer 2013D Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, premium, if any, or interest on, the Issuer 2013D Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

PART IIE

DESCRIPTION OF BONDS OF THE FIFTIETH SERIES

Bonds of the Fiftieth Series shall mature, subject to prior redemption, on the date set forth in the form of bond relating hereto hereinbefore set forth, and shall bear interest at the rate from time to time borne by the Issuer 2013E Bonds; provided, however, that in no event shall the rate of interest borne by the Bonds of the Fiftieth Series exceed 12% per annum. Such interest shall be payable on the same dates as interest on the Issuer 2013E Bonds, and all bonds of said series shall be designated as hereinbefore in the fifth WHEREAS clause set forth. Principal of, premium, if any, and interest on said bonds shall be payable, to the extent specified in the form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds without coupons; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered Bonds of the Fiftieth Series may be issued in the denomination of $1,000 and in such other denominations (in multiples of $1,000) as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds without coupons of said series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof for cancellation to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y. However, notwithstanding the provisions of Section 12 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series shall be in registered form without coupons, registrable as to principal, and shall be exchangeable for definitive bonds of said series when prepared.

The person in whose name any registered bond without coupons of the Fiftieth Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered either at the close of business on the day preceding the date of payment of such defaulted interest or on a subsequent record date for such payment if one shall have been established as hereinafter provided. A subsequent record date may be established by or on behalf of the Company by notice mailed to the holders of bonds not less than ten days preceding such record date, which record date shall be not more than 30 days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment date shall mean the Interest Payment Date (as defined in the Issuer Indenture).

Except as provided in this Section, every registered bond without coupons of the Fiftieth Series shall be dated and shall bear interest as provided in Section 10 of the Indenture; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the record date for any interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the interest payment date to which interest has been paid.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer 2013E Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.1 of the Issuer Indenture, the Bonds of the Fiftieth Series in a principal amount equal to the principal amount of such Issuer 2013E Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such Bonds of the Fiftieth Series shall be surrendered to the Trustee for cancellation as provided in and subject to the terms of Section 10.1 of the Issuer Indenture. The Trustee may at any time and all times conclusively assume that the obligation of the Company under the Agreement to make payments with respect to the principal of, premium, if any, and interest on the Issuer 2013E Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, premium, if any, or interest on, the Issuer 2013E Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

PART IIIA

REDEMPTION PROVISIONS

Section 1. The Bonds of the Forty-sixth Series shall be subject to redemption by the Company prior to maturity in the events and in the manner and at the redemption prices set forth in the form of Bond contained in Part IA hereof and not otherwise.

Section 2. In the manner provided by the provisions of Article IX of the Indenture, notice of redemption shall be mailed not less than 30 days and not more than 45 days prior to the date of redemption, to the registered owner of the Bonds of the Forty-sixth Series, at the address thereof as the same shall appear on the transfer register of the Company; provided, however, that the owners of all of the Bonds of the Forty-sixth Series may agree in writing with the Company to a shorter notice period with respect to their respective series, and such agreement, if filed with the Trustee, shall be binding on the Company.

PART IIIB

REDEMPTION PROVISIONS

Section 1. The Bonds of the Forty-seventh Series shall be subject to redemption by the Company prior to maturity in the events and in the manner and at the redemption prices set forth in the form of Bond contained in Part IB hereof and not otherwise.

Section 2. In the manner provided by the provisions of Article IX of the Indenture, notice of redemption shall be mailed not less than 30 days and not more than 45 days prior to the date of redemption, to the registered owner of the Bonds of the Forty-seventh Series, at the address thereof as the same shall appear on the transfer register of the Company; provided, however, that the owners of all of the Bonds of the Forty-seventh Series may agree in writing with the Company to a shorter notice period with respect to their respective series, and such agreement, if filed with the Trustee, shall be binding on the Company.

PART IIIC

REDEMPTION PROVISIONS

Section 1. The Bonds of the Forty-eighth Series shall be subject to redemption by the Company prior to maturity in the events and in the manner and at the redemption prices set forth in the form of Bond contained in Part IC hereof and not otherwise.

Section 2. In the manner provided by the provisions of Article IX of the Indenture, notice of redemption shall be mailed not less than 30 days and not more than 45 days prior to the date of redemption, to the registered owner of the Bonds of the Forty-eighth Series, at the address thereof as the same shall appear on the transfer register of the Company; provided, however, that the owners of all of the Bonds of the Forty-eighth Series may agree in writing with the Company to a shorter notice period with respect to their respective series, and such agreement, if filed with the Trustee, shall be binding on the Company.

PART IIID

REDEMPTION PROVISIONS

Section 1. The Bonds of the Forty-ninth Series shall be subject to redemption by the Company prior to maturity in the events and in the manner and at the redemption prices set forth in the form of Bond contained in Part ID hereof and not otherwise.

Section 2. In the manner provided by the provisions of Article IX of the Indenture, notice of redemption shall be mailed not less than 30 days and not more than 45 days prior to the date of redemption, to the registered owner of the Bonds of the Forty-ninth Series, at the address thereof as the same shall appear on the transfer register of the Company; provided, however, that the owners of all of the Bonds of the Forty-ninth Series may agree in writing with the Company to a shorter notice period with respect to their respective series, and such agreement, if filed with the Trustee, shall be binding on the Company.

PART IIIE

REDEMPTION PROVISIONS

Section 1. The Bonds of the Fiftieth Series shall be subject to redemption by the Company prior to maturity in the events and in the manner and at the redemption prices set forth in the form of Bond contained in Part IE hereof and not otherwise.

Section 2. In the manner provided by the provisions of Article IX of the Indenture, notice of redemption shall be mailed not less than 30 days and not more than 45 days prior to the date of redemption, to the registered owner of the Bonds of the Fiftieth Series, at the address thereof as the same shall appear on the transfer register of the Company; provided, however, that the owners of all of the Bonds of the Fiftieth Series may agree in writing with the Company to a shorter notice period with respect to their respective series, and such agreement, if filed with the Trustee, shall be binding on the Company.

PART IV

MISCELLANEOUS

Section 1. The Company covenants that the provisions of Section 36A of the Indenture and of Section 1.02 of the Supplemental Indenture dated as of July 1, 1948, which are to remain in effect so long as any bonds of the series referred to in said Section shall be outstanding under the Indenture, shall remain in full force and effect so long as any Bonds of the Forty-sixth Series, Bonds of the Forty-seventh Series, Bonds of the Forty-eighth Series, Bonds of the Forty-ninth Series or Bonds of the Fiftieth Series shall be outstanding under the Indenture.

Section 2. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture, other than as set forth in the Mortgage. The Trustee shall not be responsible for the recitals herein or in the bonds (except the Trustee’s certificate of authentication), all of which are made by the Company solely.

Section 3. As supplemented and amended by this Supplemental Indenture, the Mortgage is in all respects ratified and confirmed, and the Mortgage and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 4. This Supplemental Indenture may be executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, party of the first part hereto, and DEUTSCHE BANK TRUST COMPANY AMERICAS, party of the second part hereto, have caused these presents to be executed in their respective names by their respective Presidents or one or more of their Vice Presidents, Assistant Vice Presidents or Associates and their respective seals to be hereunto affixed and attested by their respective Secretaries or one of their Assistant Secretaries, Vice Presidents, Assistant Vice Presidents or Associates, all as of the day and year first above written.

(SEAL)
SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

	By	/s/ Robert L. Goocher
ROBERT L. GOOCHER
Vice President and Treasurer

Attest:

/s/ Robert E. Heidorn
ROBERT E. HEIDORN
Vice President, General Counsel and Assistant Secretary

(SEAL)
DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company

	By	/s/ Jeffrey Schoenfeld
JEFFREY SCHOENFELD
Assistant Vice President

	By	/s/ Chris Niesz
CHRIS NIESZ
Associate

Attest:
/s/ Kelvin Vargas
KELVIN VARGAS
Associate

STATE OF INDIANA	)
	)	SS
COUNTY OF VANDERBURGH	)

On this 18th day of April, 2013, before me, the undersigned, a notary public in and for the county and state aforesaid, personally came Robert L. Goocher, to me known, who being by me duly sworn, did depose and say that he resides at 6755 River Ridge Drive, Newburgh, Indiana 47630; that he is Vice President and Treasurer of SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order; and the said Robert L. Goocher acknowledged the execution of the foregoing instrument on behalf of the said corporation as the voluntary act and deed of the said corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year first above written.

/s/ Mary Etta Smith
Notary Public

(SEAL)

STATE OF NEW JERSEY	)
	)	SS
COUNTY OF HUDSON	)

On this 17th day of April, 2013, before me, the undersigned, a notary public in and for the county and state aforesaid, personally came Jeffrey Schoenfeld, to me known, who being by me duly sworn, did depose and say that he resides at 103 Bowne Court, Matawan, NJ 07747 and personally came Chris Niesz, to me known, who being by me duly sworn, did depose and say that he resides at 604 Clinton Street, Apt. 2, Hoboken, NJ 07030; that each is, respectively, an Assistant Vice President and an Associate of DEUTSCHE BANK NATIONAL TRUST COMPANY, and duly authorized to sign on behalf of DEUTSCHE BANK TRUST COMPANY AMERICAS, one of the corporations described in and which executed the foregoing instrument; that each knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that each signed his or her name thereto by like order; and the said Jeffrey Schoenfeld and the said Chris Niesz acknowledged the execution of the foregoing instrument on behalf of the said corporation as the voluntary act and deed of the said corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year first above written.

/s/ Annie V. Jaghatspanyan
Notary Public

(SEAL)
My Commission Expires: 5/21/2017
My County of Residence is: Bergen

This instrument was prepared by William M. Libit.

I, William M. Libit, affirm, under the penalties for perjury, that I have taken reasonable care to redact each Social Security number in this document, unless required by law.

/s/ William M. Libit

Prepared by and upon

recordation return to:

William M. Libit

Chapman and Cutler LLP

111 West Monroe Street

Chicago, Illinois 60603

Exhibit D

2014 Supplemental Indenture

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

WITH

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

SUPPLEMENTAL INDENTURE

Relating to the

FIRST MORTGAGE BONDS

Series 2014A due 2044

Series 2014B due 2025

Dated as of September 1, 2014

SUPPLEMENTAL INDENTURE, dated as of September 1, 2014 (this “Supplemental Indenture”), between SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Indiana (hereinafter called the “Company”), party of the first part, and DEUTSCHE BANK TRUST COMPANY AMERICAS, a corporation organized and existing under the laws of the State of New York, formerly known as BANKERS TRUST COMPANY, as Trustee under the Mortgage hereinafter referred to, party of the second part.

WHEREAS, the Company heretofore executed and delivered to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (hereinafter called the “Trustee”), a certain Indenture of Mortgage and Deed of Trust dated as of April 1, 1932, to secure an issue of bonds of the Company, issued and to be issued in series, from time to time, in the manner and subject to the conditions set forth in the said Indenture, and the said Indenture has been amended and supplemented by Supplemental Indentures dated as of August 31, 1936, October 1, 1937, March 22, 1939, July 1, 1948, June 1, 1949, October 1, 1949, January 1, 1951, April 1, 1954, March 1, 1957, October 1, 1965, September 1, 1966, August 1, 1968, May 1, 1970, August 1, 1971, April 1, 1972, October 1, 1973, April 1, 1975, January 15, 1977, April 1, 1978, June 4, 1981, January 20, 1983, November 1, 1983, March 1, 1984, June 1, 1984, November 1, 1984, July 1, 1985, November 1, 1985, June 1, 1986, November 15, 1986, January 15, 1987, December 15, 1987, December 13, 1990, April 1, 1993, May 1, 1993, June 1, 1993, July 1, 1999, March 1, 2000, August 1, 2004, October 1, 2004, April 1, 2005, March 1, 2006, December 1, 2007, August 1, 2009 and April 1, 2013, which Indenture as so amended and supplemented is hereinafter referred to as the “Mortgage” and as further supplemented by this Supplemental Indenture is hereinafter referred to as the “Indenture”; and

WHEREAS, Section 108 of the Mortgage provides that the Company and the Trustee may, from time to time, enter into such indentures supplemental to the Mortgage as shall be deemed by them necessary or desirable; and

WHEREAS, the Company has entered into a (i)Loan Agreement dated as of September 1, 2014 (the “2014A Loan Agreement” or “2014A Agreement”), with the Indiana Finance Authority (the “Issuer”), pursuant to which the Issuer issued $22,300,000 aggregate principal amount of its Environmental Improvement Refunding Revenue Bonds, Series 2014A (Southern Indiana Gas and Electric Company Project) (the “Issuer 2014A Bonds”), pursuant to and in accordance with the terms of an Indenture dated as of September 1, 2014 (the “2014A Issuer Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Issuer Trustee”), in order to provide funds to loan to the Company for the purpose of refunding certain outstanding revenue bonds issued by another Indiana issuer at the request of and for the benefit of the Company and (ii) a Loan Agreement dated as of September 1, 2014 (the “2014B Loan Agreement” or the “2014B Agreement”), with the Issuer, pursuant to which the Issuer issued $41,275,000 aggregate principal amount of its Environmental Improvement Refunding Revenue Bonds, Series 2014B (Southern Indiana Gas and Electric Company Project) (the “Issuer 2014B Bonds” and together with the Issuer 2014A Bonds, the “Issuer Bonds”), pursuant to and in accordance with the terms of an Indenture dated as of September 1, 2014 (the “2014B Issuer Indenture”), between the Issuer and the Issuer Trustee in order to provide funds to loan to the Company for the purpose of refunding certain outstanding revenue bonds issued by the Issuer and another Indiana issuer at the request of and for the benefit of the Company; and

WHEREAS, the Company has determined that it would be in its best interests, given the current status of the financial markets, to initially evidence and secure the Company’s obligations relating to the (i) Issuer 2014A Bonds under the 2014A Loan Agreement with the Company’s first mortgage bonds and (ii) Issuer 2014B Bonds under the 2014B Loan Agreement with the Company’s first mortgage bonds; and

WHEREAS, the Company by appropriate company action in conformity with the terms of the Indenture has duly determined to create (i) a new series of bonds which shall be issued under the Indenture in an aggregate principal amount of $22,300,000 and be designated as “First Mortgage Bonds, Series 2014A due 2044” (hereinafter sometimes referred to as “Bonds of the Fifty-first Series”), the bonds of which series are to bear interest at the rate from time to time borne by the Issuer 2014A Bonds and are subject to certain optional and mandatory redemption rights and obligations set forth herein and (ii) a new series of bonds which shall be issued under the Indenture in an aggregate principal amount of $41,275,000 and be designated as “First Mortgage Bonds, Series 2014B due 2025” (hereinafter sometimes referred to as “Bonds of the Fifty-second Series”), the bonds of which series are to bear interest at the rate from time to time borne by the Issuer 2014B Bonds and are subject to certain optional and mandatory redemption rights and obligations set forth herein; and

WHEREAS, all things necessary to make the Bonds of the Fifty-first Series and the Bonds of the Fifty-second Series when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture has in all respects been duly authorized; and

WHEREAS, the Company and the Trustee deem it advisable to enter into this Supplemental Indenture for the purposes above stated and for the purpose of describing the Bonds of the Fifty-first Series and the Bonds of the Fifty-second Series and of providing the terms and conditions of redemption of each such Series;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Southern Indiana Gas and Electric Company, in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and of the purchase and acceptance of the bonds issued or to be issued hereunder by the holders or registered owners thereof, and in order to secure the payment of the principal, premium, if any, and interest of all bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance of all of the provisions hereof and of said bonds, hath granted, bargained, sold, released, conveyed, assigned, transferred, pledged, set over and confirmed and by these presents doth grant, bargain, sell, release, convey, assign, transfer, pledge, set over and confirm unto Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all the properties, real, personal and mixed, tangible and intangible of the character described in the granting clauses of the aforesaid Indenture of Mortgage and Deed of

Trust dated as of April 1, 1932 or in any indenture supplemental thereto acquired by the Company on or after the date of the execution and delivery of said Indenture of Mortgage and Deed of Trust (except any in said Indenture of Mortgage and Deed of Trust or in any indenture supplemental thereto expressly excepted) and does hereby confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as a tenant in common, except as permitted by and in conformity with the provisions of the Indenture and particularly of Article X thereof.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture), the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

TO HAVE AND TO HOLD all such properties, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever.

IN TRUST, NEVERTHELESS, upon the terms and trusts of the Indenture, for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Indenture (and subject to any sinking funds that may be created for the benefit of any particular series).

PROVIDED, HOWEVER, and these presents are upon the condition that, if the Company, its successors or assigns, shall pay or cause to be paid, the principal of, premium, if any, and interest on said bonds, at the times and in the manner stipulated therein and herein, and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then this Supplemental Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED, by the Company, that all such bonds and coupons are to be issued, authenticated and delivered, and that all property subject or to become subject hereto is to be held, subject to the further covenants, conditions, uses and trusts in the Indenture set forth, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, for the benefit of those who shall hold said bonds and interest coupons, or any of them, as follows:

PART IA

FORM OF BONDS OF THE FIFTY-FIRST SERIES

The form of the definitive registered bond without coupons of the Bonds of the Fifty-first Series and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

“[FORM OF FULLY REGISTERED BOND OF THE FIFTY-FIRST SERIES]

[FORM OF FACE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2014A DUE 2044

No. _____	$22,300,000

Southern Indiana Gas and Electric Company, a corporation of the State of Indiana (hereinafter called the “Company”), for value received, hereby promises to pay to Wells Fargo Bank, National Association, as trustee under the Issuer Indenture hereinafter referred to, or registered assigns Twenty-Two Million Three Hundred Thousand dollars, on September 1, 2044 at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay to the registered owner hereof interest thereon at the same rate or rates of interest as the Environmental Improvement Refunding Revenue Bonds, Series 2014A (Southern Indiana Gas and Electric Company Project) (the “Issuer Bonds”) due September 1, 2044 and issued by the Indiana Finance Authority (the “Issuer”), under the Indenture dated as of September 1, 2014, as the same may be supplemented and amended from time to time in accordance with its terms (the “Issuer Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Issuer Trustee”) (as determined in accordance with the Issuer Indenture); provided, however, that in no event shall the rate of interest borne by the bonds of this series exceed 12% per annum. Such interest, in like coin or currency, payable at said office or agency on the same dates as interest on the Issuer Bonds, or if this bond shall be duly called for redemption, until the redemption date, or if the Company shall default in the payment of the principal hereof, until the Company’s obligation to pay principal shall be discharged as provided in the hereinafter defined Mortgage, is paid until the principal sum is paid in full discharge under the Mortgage.

The Company has agreed to pay the principal of, premium, if any, and interest on the Issuer Bonds pursuant to a Loan Agreement dated as of September 1, 2014, as the same may be supplemented and amended from time to time in accordance with its terms (the “Agreement”) between the Company and the Issuer. Pursuant to the granting clause of the Issuer Indenture, this bond is issued to the Issuer Trustee to secure any and all obligations of the Company under the Agreement with respect to payment of the Issuer Bonds. Payment of principal of, premium, if any, or interest on, the Issuer Bonds shall constitute payments on this bond as further provided herein and in the Issuer Indenture, pursuant to which this bond has been authorized.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.1 of the Issuer Indenture, a principal amount of this bond equal to the principal amount of such Issuer Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such bonds shall be surrendered to the Trustee for cancellation as provided in Section 10.1 of the Issuer Indenture. The Trustee (as hereinafter defined) may at any time and all times conclusively assume that the obligation of the Company to make payments under the Agreement with respect to the principal of, premium, if any, and interest on, the Issuer Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, or interest on, the Issuer Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become obligatory until Deutsche Bank Trust Company Americas, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

Dated: September __, 2014

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:
Vice President and Treasurer

Attest:

Assistant Secretary

[FORM OF TRUSTEE’S CERTIFICATE]

This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company, as Trustee

By:
Authorized Officer

[FORM OF REVERSE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2014A DUE 2044

This bond is one of an issue of First Mortgage Bonds of the Company, issuable in series, and is one of the series designated in the title hereof, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust, dated as of April 1, 1932, executed by the Company to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee (the “Trustee”), as amended and supplemented by indentures supplemental thereto (herein referred to as the “Mortgage”), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

The bonds of this series are issued and to be issued in order to evidence and secure a loan made by the Issuer to the Company pursuant to the Agreement. In order to provide moneys to fund such loan, the Issuer has issued the Issuer Bonds under and pursuant to the Issuer Indenture. Payments made by the Company of principal, premium, if any, and interest on the bonds of this series are intended to be sufficient to permit payments of principal, premium, if any, and interest to be made on the Issuer Bonds. Upon certain terms and conditions, moneys held under and pursuant to the Issuer Indenture, including moneys so held from the proceeds of the sale of the Issuer Bonds or earnings on the investment of such proceeds, or redemption of the Issuer Bonds shall be credited to or used for the payment of the bonds of this series and to the extent so credited or used shall satisfy a like amount otherwise due hereunder.

The bonds of this series are subject to optional and mandatory redemption, in whole or in part, as the case may be, on each date that Issuer Bonds are to be redeemed. The principal amount of the bonds of this series to be redeemed on any such date shall be equal to the principal amount of Issuer Bonds called for redemption on that date. All redemptions of bonds of this series shall be at the redemption prices that correspond to the redemption prices for the Issuer Bonds.

If and whenever the Trustee or the Company is notified that an event of default has occurred and is continuing under Section 7.1(D) of the Issuer Indenture or Section 6.1(a) or Section 6.1(b) of the Agreement, and provided that the principal of all Issuer Bonds then outstanding and the interest thereon shall have been declared immediately due and payable, then not later than two business days following the occurrence of the foregoing events, the Company shall, upon not less than 30 days’ and not more than 45 days’ prior written notice given in the manner provided in the Mortgage, call for redemption on a redemption date selected by it not later than 45 days following the date of such notice, all of the bonds of this series then outstanding, and shall on such redemption date redeem the same at a price equal to 100% of the principal amount thereof together with accrued interest thereon to the redemption date, except that such requirement or redemption shall be deemed to be waived if, prior to the date fixed for such redemption of the bonds of this series, such event of default is waived or cured.

In case a completed default, as defined in the Mortgage, shall occur, the principal of this bond and all other bonds of the Company at any such time outstanding under the Mortgage may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Mortgage. The Mortgage provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the bonds entitled to vote then outstanding.

This bond, subject to the limitations with regard thereto contained in the Issuer Indenture, is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., upon surrender and cancellation of this bond, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange thereof as provided in the Mortgage, and upon payment, if the Company shall require it, of the charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

As provided in Section 5.9 of the Issuer Indenture, from and after the Release Date (as defined in the Issuer Indenture), the obligations of the Company with respect to this bond shall be deemed to be satisfied and discharged, this bond shall cease to secure in any manner the Company’s obligations under the Agreement with respect to the payment of any Issuer Bonds outstanding under the Issuer Indenture, and, pursuant to Section 5.9 of the Issuer Indenture, the Issuer Trustee shall forthwith deliver this bond to the Trustee for cancellation.

The bonds of this series are issuable as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. In the manner and upon payment of the charges prescribed in the Mortgage, registered bonds without coupons of this series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

[END OF FORM OF BOND]”

PART IB

FORM OF BONDS OF THE FIFTY-SECOND SERIES

The form of the definitive registered bond without coupons of the Bonds of the Fifty-second Series and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

“[FORM OF FULLY REGISTERED BOND OF THE FIFTY-SECOND SERIES]

[FORM OF FACE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2014B DUE 2025

No. _____	$41,275,000

Southern Indiana Gas and Electric Company, a corporation of the State of Indiana (hereinafter called the “Company”), for value received, hereby promises to pay to Wells Fargo Bank, National Association, as trustee under the Issuer Indenture hereinafter referred to, or registered assigns Forty-one Million Two Hundred Seventy Five Thousand dollars, on July 1, 2025 at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay to the registered owner hereof interest thereon at the same rate or rates of interest as the Environmental Improvement Refunding Revenue Bonds, Series 2014B (Southern Indiana Gas and Electric Company Projects) (the “Issuer Bonds”) due July 1, 2025 and issued by the Indiana Finance Authority (the “Issuer”), under the Indenture dated as of September 1, 2014, as the same may be supplemented and amended in accordance with its terms (the “Issuer Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Issuer Trustee”) (as determined in accordance with the Issuer Indenture); provided, however, that in no event shall the rate of interest borne by the bonds of this series exceed 12% per annum. Such interest, in like coin or currency, payable at said office or agency on the same dates as interest on the Issuer Bonds, or if this bond shall be duly called for redemption, until the redemption date, or if the Company shall default in the payment of the principal hereof, until the Company’s obligation to pay principal shall be discharged as provided in the hereinafter defined Mortgage, is paid until the principal sum is paid in full discharge under the Mortgage.

The Company has agreed to pay the principal of, premium, if any, and interest on the Issuer Bonds pursuant to a Loan Agreement dated as of September 1, 2014, as the same may be supplemented and amended in accordance with its terms (the “Agreement”) between the Company and the Issuer. Pursuant to the granting clause of the Issuer Indenture, this bond is issued to the Issuer Trustee to secure any and all obligations of the Company under the Agreement with respect to payment of the Issuer Bonds. Payment of principal of, premium, if any, or interest on, the Issuer Bonds shall constitute payments on this bond as further provided herein and in the Issuer Indenture, pursuant to which this bond has been authorized.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.1 of the Issuer Indenture, a principal amount of this bond equal to the principal amount of such Issuer Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such bonds shall be surrendered to the Trustee for cancellation as provided in Section 10.1 of the Issuer Indenture. The Trustee (as hereinafter defined) may at any time and all times conclusively assume that the obligation of the Company to make payments under the Agreement with respect to the principal of, premium, if any, and interest on, the Issuer Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, or interest on, the Issuer Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become obligatory until Deutsche Bank Trust Company Americas, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

Dated: September __, 2014

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:
Vice President and Treasurer

Attest:

Assistant Secretary

[FORM OF TRUSTEE’S CERTIFICATE]

This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company, as Trustee

By:
Authorized Officer

[FORM OF REVERSE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2014B DUE 2025

This bond is one of an issue of First Mortgage Bonds of the Company, issuable in series, and is one of the series designated in the title hereof, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust, dated as of April 1, 1932, executed by the Company to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee (the “Trustee”), as amended and supplemented by indentures supplemental thereto (herein referred to as the “Mortgage”), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

The bonds of this series are issued and to be issued in order to evidence and secure a loan made by the Issuer to the Company pursuant to the Agreement. In order to provide moneys to fund such loan, the Issuer has issued the Issuer Bonds under and pursuant to the Issuer Indenture. Payments made by the Company of principal, premium, if any, and interest on the bonds of this series are intended to be sufficient to permit payments of principal, premium, if any, and interest to be made on the Issuer Bonds. Upon certain terms and conditions, moneys held under and pursuant to the Issuer Indenture, including moneys so held from the proceeds of the sale of the Issuer Bonds or earnings on the investment of such proceeds, or redemption of the Issuer Bonds shall be credited to or used for the payment of the bonds of this series and to the extent so credited or used shall satisfy a like amount otherwise due hereunder.

The bonds of this series are subject to optional and mandatory redemption, in whole or in part, as the case may be, on each date that Issuer Bonds are to be redeemed. The principal amount of the bonds of this series to be redeemed on any such date shall be equal to the principal amount of Issuer Bonds called for redemption on that date. All redemptions of bonds of this series shall be at the redemption prices that correspond to the redemption prices for the Issuer Bonds.

If and whenever the Trustee or the Company is notified that an event of default has occurred and is continuing under Section 7.1(D) of the Issuer Indenture or Section 6.1(a) or Section 6.1(b) of the Agreement, and provided that the principal of all Issuer Bonds then outstanding and the interest thereon shall have been declared immediately due and payable, then not later than two business days following the occurrence of the foregoing events, the Company shall, upon not less than 30 days’ and not more than 45 days’ prior written notice given in the manner provided in the Mortgage, call for redemption on a redemption date selected by it not later than 45 days following the date of such notice, all of the bonds of this series then outstanding, and shall on such redemption date redeem the same at a price equal to 100% of the principal amount thereof together with accrued interest thereon to the redemption date, except that such requirement or redemption shall be deemed to be waived if, prior to the date fixed for such redemption of the bonds of this series, such event of default is waived or cured.

In case a completed default, as defined in the Mortgage, shall occur, the principal of this bond and all other bonds of the Company at any such time outstanding under the Mortgage may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Mortgage. The Mortgage provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the bonds entitled to vote then outstanding.

This bond, subject to the limitations with regard thereto contained in the Issuer Indenture, is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., upon surrender and cancellation of this bond, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange thereof as provided in the Mortgage, and upon payment, if the Company shall require it, of the charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

As provided in Section 5.9 of the Issuer Indenture, from and after the Release Date (as defined in the Issuer Indenture), the obligations of the Company with respect to this bond shall be deemed to be satisfied and discharged, this bond shall cease to secure in any manner the Company’s obligations under the Agreement with respect to the payment of any Issuer Bonds outstanding under the Issuer Indenture, and, pursuant to Section 5.9 of the Issuer Indenture, the Issuer Trustee shall forthwith deliver this bond to the Trustee for cancellation.

The bonds of this series are issuable as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. In the manner and upon payment of the charges prescribed in the Mortgage, registered bonds without coupons of this series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

[END OF FORM OF BOND]”

PART IIA

DESCRIPTION OF BONDS OF THE FIFTY-FIRST SERIES

Bonds of the Fifty-first Series shall mature, subject to prior redemption, on the date set forth in the form of bond relating hereto hereinbefore set forth, and shall bear interest at the rate from time to time borne by the Issuer 2014A Bonds; provided, however, that in no event shall the rate of interest borne by the Bonds of the Fifty-first Series exceed 12% per annum. Such interest shall be payable on the same dates as interest on the Issuer 2014A Bonds, and all bonds of said series shall be designated as hereinbefore in the fifth WHEREAS clause set forth. Principal of, premium, if any, and interest on said bonds shall be payable, to the extent specified in the form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds without coupons; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered Bonds of the Fifty-first Series may be issued in the denomination of $1,000 and in such other denominations (in multiples of $1,000) as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds without coupons of said series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof for cancellation to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y. However, notwithstanding the provisions of Section 12 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series shall be in registered form without coupons, registrable as to principal, and shall be exchangeable for definitive bonds of said series when prepared.

The person in whose name any registered bond without coupons of the Fifty-first Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered either at the close of business on the day preceding the date of payment of such defaulted interest or on a subsequent record date for such payment if one shall have been established as hereinafter provided. A subsequent record date may be established by or on behalf of the Company by notice mailed to the holders of bonds not less than ten days preceding such record date, which record date shall be not more than 30 days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment date shall mean the Interest Payment Date (as defined in the 2014A Issuer Indenture).

Except as provided in this Section, every registered bond without coupons of the Fifty-first Series shall be dated and shall bear interest as provided in Section 10 of the Indenture; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the record date for any interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the interest payment date to which interest has been paid.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer 2014A Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.1 of the 2014A Issuer Indenture, the Bonds of the Fifty-first Series in a principal amount equal to the principal amount of such Issuer 2014A Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such Bonds of the Fifty-first Series shall be surrendered to the Trustee for cancellation as provided in and subject to the terms of Section 10.1 of the 2014A Issuer Indenture. The Trustee may at any time and all times conclusively assume that the obligation of the Company under the 2014A Agreement to make payments with respect to the principal of, premium, if any, and interest on the Issuer 2014A Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, premium, if any, or interest on, the Issuer 2014A Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the 2014A Agreement, and (iii) the amount of the arrearage.

PART IIB

DESCRIPTION OF BONDS OF THE FIFTY-SECOND SERIES

Bonds of the Fifty-second Series shall mature, subject to prior redemption, on the date set forth in the form of bond relating hereto hereinbefore set forth, and shall bear interest at the rate from time to time borne by the Issuer 2014B Bonds; provided, however, that in no event shall the rate of interest borne by the Bonds of the Fifty-second Series exceed 12% per annum. Such interest shall be payable on the same dates as interest on the Issuer 2014B Bonds, and all bonds of said series shall be designated as hereinbefore in the fifth WHEREAS clause set forth. Principal of, premium, if any, and interest on said bonds shall be payable, to the extent specified in the form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds without coupons; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered Bonds of the Fifty-second Series may be issued in the denomination of $1,000 and in such other denominations (in multiples of $1,000) as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds without coupons of said series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof for cancellation to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y. However, notwithstanding the provisions of Section 12 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series shall be in registered form without coupons, registrable as to principal, and shall be exchangeable for definitive bonds of said series when prepared.

The person in whose name any registered bond without coupons of the Fifty-second Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered either at the close of business on the day preceding the date of payment of such defaulted interest or on a subsequent record date for such payment if one shall have been established as hereinafter provided. A subsequent record date may be established by or on behalf of the Company by notice mailed to the holders of bonds not less than ten days preceding such record date, which record date shall be not more than 30 days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment date shall mean the Interest Payment Date (as defined in the 2014B Issuer Indenture).

Except as provided in this Section, every registered bond without coupons of the Fifty-second Series shall be dated and shall bear interest as provided in Section 10 of the Indenture; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the record date for any interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the interest payment date to which interest has been paid.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer 2014B Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.1 of the 2014B Issuer Indenture, the Bonds of the Fifty-second Series in a principal amount equal to the principal amount of such Issuer 2014B Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such Bonds of the Fifty-second Series shall be surrendered to the Trustee for cancellation as provided in and subject to the terms of Section 10.1 of the 2014B Issuer Indenture. The Trustee may at any time and all times conclusively assume that the obligation of the Company under the 2014B Agreement to make payments with respect to the principal of, premium, if any, and interest on the Issuer 2014B Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, premium, if any, or interest on, the Issuer 2014B Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the 2014B Agreement, and (iii) the amount of the arrearage.

PART IIIA

REDEMPTION PROVISIONS

Section 1. The Bonds of the Fifty-first Series shall be subject to redemption by the Company prior to maturity in the events and in the manner and at the redemption prices set forth in the form of Bond contained in Part IA hereof and not otherwise.

Section 2. In the manner provided by the provisions of Article IX of the Indenture, notice of redemption shall be mailed not less than 30 days and not more than 45 days prior to the date of redemption, to the registered owner of the Bonds of the Fifty-first Series, at the address thereof as the same shall appear on the transfer register of the Company; provided, however, that the owners of all of the Bonds of the Fifty-first Series may agree in writing with the Company to a shorter notice period with respect to their respective series, and such agreement, if filed with the Trustee, shall be binding on the Company.

PART IIIB

REDEMPTION PROVISIONS

Section 1. The Bonds of the Fifty-second Series shall be subject to redemption by the Company prior to maturity in the events and in the manner and at the redemption prices set forth in the form of Bond contained in Part IB hereof and not otherwise.

Section 2. In the manner provided by the provisions of Article IX of the Indenture, notice of redemption shall be mailed not less than 30 days and not more than 45 days prior to the date of redemption, to the registered owner of the Bonds of the Fifty-second Series, at the address thereof as the same shall appear on the transfer register of the Company; provided, however, that the owners of all of the Bonds of the Fifty-second Series may agree in writing with the Company to a shorter notice period with respect to their respective series, and such agreement, if filed with the Trustee, shall be binding on the Company.

PART IV

MISCELLANEOUS

Section 1. The Company covenants that the provisions of Section 36A of the Indenture and of Section 1.02 of the Supplemental Indenture dated as of July 1, 1948, which are to remain in effect so long as any bonds of the series referred to in said Section shall be outstanding under the Indenture, shall remain in full force and effect so long as any Bonds of the Fifty-first Series or Bonds of the Fifty-second Series shall be outstanding under the Indenture.

Section 2. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture, other than as set forth in the Mortgage. The Trustee shall not be responsible for the recitals herein or in the bonds (except the Trustee’s certificate of authentication), all of which are made by the Company solely.

Section 3. As supplemented and amended by this Supplemental Indenture, the Mortgage is in all respects ratified and confirmed, and the Mortgage and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 4. This Supplemental Indenture may be executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, party of the first part hereto, and DEUTSCHE BANK TRUST COMPANY AMERICAS, party of the second part hereto, have caused these presents to be executed in their respective names by their respective Presidents or one or more of their Vice Presidents, Assistant Vice Presidents or Associates and their respective seals to be hereunto affixed and attested by their respective Secretaries or one of their Assistant Secretaries, Vice Presidents, Assistant Vice Presidents or Associates, all as of the day and year first above written.

(SEAL)

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By	/s/ Robert L. Goocher
ROBERT L. GOOCHER
Vice President and Treasurer

Attest:

/s/ Robert E. Heidorn
ROBERT E. HEIDORN
Senior Vice President, General Counsel and Assistant Secretary

(SEAL)

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company

By	/s/ Jeffrey Schoenfeld
Assistant Vice President

By	/s/ Debra Schwalb
Vice President

Attest:

/s/ Kenneth R. Ring
Vice President

STATE OF INDIANA	)
	)	SS
COUNTY OF VANDERBURGH	)

On this 15th day of September, 2014, before me, the undersigned, a notary public in and for the county and state aforesaid, personally came Robert L. Goocher, to me known, who being by me duly sworn, did depose and say that he resides at 300 Main Street, Unit 4E, Evansville, Indiana 47708; that he is Vice President and Treasurer of SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order; and the said Robert L. Goocher acknowledged the execution of the foregoing instrument on behalf of the said corporation as the voluntary act and deed of the said corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year first above written.

/s/ Mary Etta Smith
Notary Public

(SEAL)

STATE OF NEW JERSEY	)
	)	SS
COUNTY OF HUDSON	)

On this 16th day of September, 2014, before me, the undersigned, a notary public in and for the county and state aforesaid, personally came Debra Schwalb, to me known, who being by me duly sworn, did depose and say that she resides at 100 Plaza One, Jersey City, NJ 07311 and personally came Jeffrey Schoenfeld, to me known, who being by me duly sworn, did depose and say that he resides at 100 Plaza One, Jersey City, NJ 07311; that each is, respectively, an Vice President and an Assistant Vice President of DEUTSCHE BANK NATIONAL TRUST COMPANY, and duly authorized to sign on behalf of DEUTSCHE BANK TRUST COMPANY AMERICAS, one of the corporations described in and which executed the foregoing instrument; that each knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that each signed his or her name thereto by like order; and the said Debra Schwalb and the said Jeffrey Schoenfeld acknowledged the execution of the foregoing instrument on behalf of the said corporation as the voluntary act and deed of the said corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year first above written.

/s/ Annie V. Jaghatspanyan
Notary Public

(SEAL)

My Commission Expires: 8/7/2018

My County of Residence is: Bergen

This instrument was prepared by William M. Libit.

I, William M. Libit, affirm, under the penalties for perjury, that I have taken reasonable care to redact each Social Security number in this document, unless required by law.

/s/ William M. Libit

Prepared by and upon

recordation return to:

William M. Libit

Chapman and Cutler LLP

111 West Monroe Street

Chicago, Illinois 60603

Exhibit E

2015 Supplemental Indenture

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

WITH

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

SUPPLEMENTAL INDENTURE

Relating to the

FIRST MORTGAGE BONDS

Series 2015 (Mount Vernon) due 2055

Series 2015 (Warrick) due 2055

Dated as of September 1, 2015

SUPPLEMENTAL INDENTURE, dated as of September 1, 2015 (this “Supplemental Indenture”), between SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Indiana (hereinafter called the “Company”), party of the first part, and DEUTSCHE BANK TRUST COMPANY AMERICAS, a corporation organized and existing under the laws of the State of New York, formerly known as BANKERS TRUST COMPANY, as Trustee under the Mortgage hereinafter referred to, party of the second part.

WHEREAS, the Company heretofore executed and delivered to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (hereinafter called the “Trustee”), a certain Indenture of Mortgage and Deed of Trust dated as of April 1, 1932, to secure an issue of bonds of the Company, issued and to be issued in series, from time to time, in the manner and subject to the conditions set forth in the said Indenture, and the said Indenture has been amended and supplemented by Supplemental Indentures dated as of August 31, 1936, October 1, 1937, March 22, 1939, July 1, 1948, June 1, 1949, October 1, 1949, January 1, 1951, April 1, 1954, March 1, 1957, October 1, 1965, September 1, 1966, August 1, 1968, May 1, 1970, August 1, 1971, April 1, 1972, October 1, 1973, April 1, 1975, January 15, 1977, April 1, 1978, June 4, 1981, January 20, 1983, November 1, 1983, March 1, 1984, June 1, 1984, November 1, 1984, July 1, 1985, November 1, 1985, June 1, 1986, November 15, 1986, January 15, 1987, December 15, 1987, December 13, 1990, April 1, 1993, May 1, 1993, June 1, 1993, July 1, 1999, March 1, 2000, August 1, 2004, October 1, 2004, April 1, 2005, March 1, 2006, December 1, 2007, August 1, 2009, April 1, 2013 and September 1, 2014, which Indenture as so amended and supplemented is hereinafter referred to as the “Mortgage” and as further supplemented by this Supplemental Indenture is hereinafter referred to as the “Indenture”; and

WHEREAS, Section 108 of the Mortgage provides that the Company and the Trustee may, from time to time, enter into such indentures supplemental to the Mortgage as shall be deemed by them necessary or desirable; and

WHEREAS, the Company has entered into (i) a Loan Agreement dated as of September 1, 2015 (the “Mount Vernon 2015 Loan Agreement”), with the City of Mount Vernon, Indiana (the “City”), pursuant to which the City issued $23,000,000 aggregate principal amount of its Environmental Improvement Revenue Bonds, Series 2015 (Southern Indiana Gas and Electric Company Project) (the “Mount Vernon 2015 Bonds”), pursuant to and in accordance with the terms of an Indenture dated as of September 1, 2015 (the “Mount Vernon 2015 Indenture”), between the City and Wells Fargo Bank, National Association, as trustee (the “Issuer Trustee”), at the request of and for the benefit of the Company, in order to provide funds to loan to the Company for the purpose of (a) financing a portion of the costs of acquisition, construction, installation and equipping of certain solid waste disposal facilities described in Exhibit A to the Mount Vernon 2015 Loan Agreement and (b) paying certain costs of issuance relating to the Mount Vernon 2015 Bonds; and (ii) a Loan Agreement dated as of September 1, 2015 (the “Warrick 2015 Loan Agreement”), with Warrick County, Indiana (the “County”), pursuant to which the County issued $15,200,000 aggregate principal amount of its Environmental Improvement Revenue Bonds, Series 2015 (Southern Indiana Gas and Electric Company Projects) (the “Warrick 2015 Bonds” and together with the Mount Vernon 2015 Bonds, the “Issuer Bonds”), pursuant to and in accordance with the terms of an Indenture dated as of September 1, 2015 (the “Warrick 2015

Indenture”), between the County and the Issuer Trustee in order to provide funds to loan to the Company for the purpose of (a) financing a portion of the costs of acquisition, construction, installation and equipping of certain solid waste disposal facilities described in Exhibit A to the Warrick 2015 Loan Agreement and (b) paying certain costs of issuance relating to the Warrick 2015 Bonds; and

WHEREAS, the Company has determined that it would be in its best interests, given the current status of the financial markets, to initially evidence and secure the Company’s obligations relating to the (i) Mount Vernon 2015 Bonds under the Mount Vernon 2015 Loan Agreement with the Company’s first mortgage bonds and (ii) Warrick 2015 Bonds under the Warrick 2015 Loan Agreement with the Company’s first mortgage bonds; and

WHEREAS, the Company by appropriate company action in conformity with the terms of the Indenture has duly determined to create (i) a new series of bonds which shall be issued under the Indenture in an aggregate principal amount of $23,000,000 and be designated as “First Mortgage Bonds, Series 2015 (Mount Vernon) due 2055” (hereinafter sometimes referred to as “Bonds of the Fifty-third Series”), the bonds of which series are to bear interest at the rate from time to time borne by the Mount Vernon 2015 Bonds and are subject to certain optional and mandatory redemption rights and obligations set forth herein and (ii) a new series of bonds which shall be issued under the Indenture in an aggregate principal amount of $15,200,000 and be designated as “First Mortgage Bonds, Series 2015 (Warrick) due 2055” (hereinafter sometimes referred to as “Bonds of the Fifty-fourth Series”), the bonds of which series are to bear interest at the rate from time to time borne by the Warrick 2015 Bonds and are subject to certain optional and mandatory redemption rights and obligations set forth herein; and

WHEREAS, all things necessary to make the Bonds of the Fifty-third Series and the Bonds of the Fifty-fourth Series when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture has in all respects been duly authorized; and

WHEREAS, the Company and the Trustee deem it advisable to enter into this Supplemental Indenture for the purposes above stated and for the purpose of describing the Bonds of the Fifty-third Series and the Bonds of the Fifty-fourth Series and of providing the terms and conditions of redemption of each such Series;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Southern Indiana Gas and Electric Company, in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and of the purchase and acceptance of the bonds issued or to be issued hereunder by the holders or registered owners thereof, and in order to secure the payment of the principal, premium, if any, and interest of all bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance of all of the provisions hereof and of said bonds, hath granted, bargained, sold, released, conveyed, assigned, transferred, pledged, set over and confirmed and by these presents doth grant, bargain, sell, release, convey, assign, transfer, pledge, set over and confirm unto Deutsche Bank Trust Company Americas, formerly known as

Bankers Trust Company, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all the properties, real, personal and mixed, tangible and intangible of the character described in the granting clauses of the aforesaid Indenture of Mortgage and Deed of Trust dated as of April 1, 1932 or in any indenture supplemental thereto acquired by the Company on or after the date of the execution and delivery of said Indenture of Mortgage and Deed of Trust (except any in said Indenture of Mortgage and Deed of Trust or in any indenture supplemental thereto expressly excepted) and does hereby confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as a tenant in common, except as permitted by and in conformity with the provisions of the Indenture and particularly of Article X thereof.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture), the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

TO HAVE AND TO HOLD all such properties, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever.

IN TRUST, NEVERTHELESS, upon the terms and trusts of the Indenture, for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Indenture (and subject to any sinking funds that may be created for the benefit of any particular series).

PROVIDED, HOWEVER, and these presents are upon the condition that, if the Company, its successors or assigns, shall pay or cause to be paid, the principal of, premium, if any, and interest on said bonds, at the times and in the manner stipulated therein and herein, and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then this Supplemental Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED, by the Company, that all such bonds and coupons are to be issued, authenticated and delivered, and that all property subject or to become subject hereto is to be held, subject to the further covenants, conditions, uses and trusts in the Indenture set forth, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, for the benefit of those who shall hold said bonds and interest coupons, or any of them, as follows:

PART IA

FORM OF BONDS OF THE FIFTY-THIRD SERIES

The form of the definitive registered bond without coupons of the Bonds of the Fifty-third Series and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

“[FORM OF FULLY REGISTERED BOND OF THE FIFTY-THIRD SERIES]

[FORM OF FACE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2015 (MOUNT VERNON) DUE 2055

No.	$23,000,000

Southern Indiana Gas and Electric Company, a corporation of the State of Indiana (hereinafter called the “Company”), for value received, hereby promises to pay to Wells Fargo Bank, National Association, as trustee under the Issuer Indenture hereinafter referred to, or registered assigns Twenty-Three Million dollars, on September 1, 2055 at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay to the registered owner hereof interest thereon at the same rate or rates of interest as the Environmental Improvement Revenue Bonds, Series 2015 (Southern Indiana Gas and Electric Company Project) (the “Issuer Bonds”) due September 1, 2055 and issued by the City of Mount Vernon, Indiana (the “Issuer”), under the Indenture dated as of September 1, 2015, as the same may be supplemented and amended from time to time in accordance with its terms (the “Issuer Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Issuer Trustee”) (as determined in accordance with the Issuer Indenture); provided, however, that in no event shall the rate of interest borne by the bonds of this series exceed 12% per annum. Such interest, in like coin or currency, payable at said office or agency on the same dates as interest on the Issuer Bonds, or if this bond shall be duly called for redemption, until the redemption date, or if the Company shall default in the payment of the principal hereof, until the Company’s obligation to pay principal shall be discharged as provided in the hereinafter defined Mortgage, is paid until the principal sum is paid in full discharge under the Mortgage.

The Company has agreed to pay the principal of, premium, if any, and interest on the Issuer Bonds pursuant to a Loan Agreement dated as of September 1, 2015, as the same may be supplemented and amended from time to time in accordance with its terms (the “Agreement”) between the Company and the Issuer. Pursuant to the granting clause of the Issuer Indenture, this bond is issued to the Issuer Trustee to secure any and all obligations of the Company under the Agreement with respect to payment of the Issuer Bonds. Payment of principal of, premium, if any, or interest on, the Issuer Bonds shall constitute payments on this bond as further provided herein and in the Issuer Indenture, pursuant to which this bond has been authorized.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.1 of the Issuer Indenture, a principal amount of this bond equal to the principal amount of such Issuer Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such bonds shall be surrendered to the Trustee for cancellation as provided in Section 10.1 of the Issuer Indenture. The Trustee (as hereinafter defined) may at any time and all times conclusively assume that the obligation of the Company to make payments under the Agreement with respect to the principal of, premium, if any, and interest on, the Issuer Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, or interest on, the Issuer Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become obligatory until Deutsche Bank Trust Company Americas, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

Dated: , 2015

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:
Vice President and Treasurer

Attest:

Assistant Secretary

[FORM OF TRUSTEE’S CERTIFICATE]

This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company, as Trustee

By:
Authorized Officer

[FORM OF REVERSE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2015 (MOUNT VERNON) DUE 2055

This bond is one of an issue of First Mortgage Bonds of the Company, issuable in series, and is one of the series designated in the title hereof, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust, dated as of April 1, 1932, executed by the Company to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee (the “Trustee”), as amended and supplemented by indentures supplemental thereto (herein referred to as the “Mortgage”), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

The bonds of this series are issued and to be issued in order to evidence and secure a loan made by the Issuer to the Company pursuant to the Agreement. In order to provide moneys to fund such loan, the Issuer has issued the Issuer Bonds under and pursuant to the Issuer Indenture. Payments made by the Company of principal, premium, if any, and interest on the bonds of this series are intended to be sufficient to permit payments of principal, premium, if any, and interest to be made on the Issuer Bonds. Upon certain terms and conditions, moneys held under and pursuant to the Issuer Indenture, including moneys so held from the proceeds of the sale of the Issuer Bonds or earnings on the investment of such proceeds, or redemption of the Issuer Bonds shall be credited to or used for the payment of the bonds of this series and to the extent so credited or used shall satisfy a like amount otherwise due hereunder.

The bonds of this series are subject to optional and mandatory redemption, in whole or in part, as the case may be, on each date that Issuer Bonds are to be redeemed. The principal amount of the bonds of this series to be redeemed on any such date shall be equal to the principal amount of Issuer Bonds called for redemption on that date. All redemptions of bonds of this series shall be at the redemption prices that correspond to the redemption prices for the Issuer Bonds.

If and whenever the Trustee or the Company is notified that an event of default has occurred and is continuing under Section 7.1(D) of the Issuer Indenture or Section 6.1(a) or Section 6.1(b) of the Agreement, and provided that the principal of all Issuer Bonds then outstanding and the interest thereon shall have been declared immediately due and payable, then not later than two business days following the occurrence of the foregoing events, the Company shall, upon not less than 30 days’ and not more than 45 days’ prior written notice given in the manner provided in the Mortgage, call for redemption on a redemption date selected by it not later than 45 days following the date of such notice, all of the bonds of this series then outstanding, and shall on such redemption date redeem the same at a price equal to 100% of the principal amount thereof together with accrued interest thereon to the redemption date, except that such requirement or redemption shall be deemed to be waived if, prior to the date fixed for such redemption of the bonds of this series, such event of default is waived or cured.

In case a completed default, as defined in the Mortgage, shall occur, the principal of this bond and all other bonds of the Company at any such time outstanding under the Mortgage may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Mortgage. The Mortgage provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the bonds entitled to vote then outstanding.

This bond, subject to the limitations with regard thereto contained in the Issuer Indenture, is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., upon surrender and cancellation of this bond, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange thereof as provided in the Mortgage, and upon payment, if the Company shall require it, of the charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

As provided in Section 5.9 of the Issuer Indenture, from and after the Release Date (as defined in the Issuer Indenture), the obligations of the Company with respect to this bond shall be deemed to be satisfied and discharged, this bond shall cease to secure in any manner the Company’s obligations under the Agreement with respect to the payment of any Issuer Bonds outstanding under the Issuer Indenture, and, pursuant to Section 5.9 of the Issuer Indenture, the Issuer Trustee shall forthwith deliver this bond to the Trustee for cancellation.

The bonds of this series are issuable as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. In the manner and upon payment of the charges prescribed in the Mortgage, registered bonds without coupons of this series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

[END OF FORM OF BOND]”

PART IB

FORM OF BONDS OF THE FIFTY-FOURTH SERIES

The form of the definitive registered bond without coupons of the Bonds of the Fifty-fourth Series and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

“[FORM OF FULLY REGISTERED BOND OF THE FIFTY-FOURTH SERIES]

[FORM OF FACE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2015 (WARRICK) DUE 2055

No.	$15,200,000

Southern Indiana Gas and Electric Company, a corporation of the State of Indiana (hereinafter called the “Company”), for value received, hereby promises to pay to Wells Fargo Bank, National Association, as trustee under the Issuer Indenture hereinafter referred to, or registered assigns Fifteen Million Two Hundred Thousand dollars, on September 1, 2055 at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay to the registered owner hereof interest thereon at the same rate or rates of interest as the Environmental Improvement Revenue Bonds, Series 2015 (Southern Indiana Gas and Electric Company Projects) (the “Issuer Bonds”) due September 1, 2055 and issued by Warrick County, Indiana (the “Issuer”), under the Indenture dated as of September 1, 2015, as the same may be supplemented and amended from time to time in accordance with its terms (the “Issuer Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Issuer Trustee”) (as determined in accordance with the Issuer Indenture); provided, however, that in no event shall the rate of interest borne by the bonds of this series exceed 12% per annum. Such interest, in like coin or currency, payable at said office or agency on the same dates as interest on the Issuer Bonds, or if this bond shall be duly called for redemption, until the redemption date, or if the Company shall default in the payment of the principal hereof, until the Company’s obligation to pay principal shall be discharged as provided in the hereinafter defined Mortgage, is paid until the principal sum is paid in full discharge under the Mortgage.

The Company has agreed to pay the principal of, premium, if any, and interest on the Issuer Bonds pursuant to a Loan Agreement dated as of September 1, 2015, as the same may be supplemented and amended from time to time in accordance with its terms (the “Agreement”) between the Company and the Issuer. Pursuant to the granting clause of the Issuer Indenture, this bond is issued to the Issuer Trustee to secure any and all obligations of the Company under the Agreement with respect to payment of the Issuer Bonds. Payment of principal of, premium, if any, or interest on, the Issuer Bonds shall constitute payments on this bond as further provided herein and in the Issuer Indenture, pursuant to which this bond has been authorized.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Issuer Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.1 of the Issuer Indenture, a principal amount of this bond equal to the principal amount of such Issuer Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such bonds shall be surrendered to the Trustee for cancellation as provided in Section 10.1 of the Issuer Indenture. The Trustee (as hereinafter defined) may at any time and all times conclusively assume that the obligation of the Company to make payments under the Agreement with respect to the principal of, premium, if any, and interest on, the Issuer Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, or interest on, the Issuer Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become obligatory until Deutsche Bank Trust Company Americas, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

Dated: , 2015

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:
Vice President and Treasurer

Attest:

Assistant Secretary

[FORM OF TRUSTEE’S CERTIFICATE]

This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company, as Trustee

By:
Authorized Officer

[FORM OF REVERSE OF BOND]

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

FIRST MORTGAGE BOND, SERIES 2015 (WARRICK) DUE 2055

This bond is one of an issue of First Mortgage Bonds of the Company, issuable in series, and is one of the series designated in the title hereof, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust, dated as of April 1, 1932, executed by the Company to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee (the “Trustee”), as amended and supplemented by indentures supplemental thereto (herein referred to as the “Mortgage”), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

The bonds of this series are issued and to be issued in order to evidence and secure a loan made by the Issuer to the Company pursuant to the Agreement. In order to provide moneys to fund such loan, the Issuer has issued the Issuer Bonds under and pursuant to the Issuer Indenture. Payments made by the Company of principal, premium, if any, and interest on the bonds of this series are intended to be sufficient to permit payments of principal, premium, if any, and interest to be made on the Issuer Bonds. Upon certain terms and conditions, moneys held under and pursuant to the Issuer Indenture, including moneys so held from the proceeds of the sale of the Issuer Bonds or earnings on the investment of such proceeds, or redemption of the Issuer Bonds shall be credited to or used for the payment of the bonds of this series and to the extent so credited or used shall satisfy a like amount otherwise due hereunder.

The bonds of this series are subject to optional and mandatory redemption, in whole or in part, as the case may be, on each date that Issuer Bonds are to be redeemed. The principal amount of the bonds of this series to be redeemed on any such date shall be equal to the principal amount of Issuer Bonds called for redemption on that date. All redemptions of bonds of this series shall be at the redemption prices that correspond to the redemption prices for the Issuer Bonds.

If and whenever the Trustee or the Company is notified that an event of default has occurred and is continuing under Section 7.1(D) of the Issuer Indenture or Section 6.1(a) or Section 6.1(b) of the Agreement, and provided that the principal of all Issuer Bonds then outstanding and the interest thereon shall have been declared immediately due and payable, then not later than two business days following the occurrence of the foregoing events, the Company shall, upon not less than 30 days’ and not more than 45 days’ prior written notice given in the manner provided in the Mortgage, call for redemption on a redemption date selected by it not later than 45 days following the date of such notice, all of the bonds of this series then outstanding, and shall on such redemption date redeem the same at a price equal to 100% of the principal amount thereof together with accrued interest thereon to the redemption date, except that such requirement or redemption shall be deemed to be waived if, prior to the date fixed for such redemption of the bonds of this series, such event of default is waived or cured.

In case a completed default, as defined in the Mortgage, shall occur, the principal of this bond and all other bonds of the Company at any such time outstanding under the Mortgage may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Mortgage. The Mortgage provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the bonds entitled to vote then outstanding.

This bond, subject to the limitations with regard thereto contained in the Issuer Indenture, is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y., upon surrender and cancellation of this bond, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange thereof as provided in the Mortgage, and upon payment, if the Company shall require it, of the charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

As provided in Section 5.9 of the Issuer Indenture, from and after the Release Date (as defined in the Issuer Indenture), the obligations of the Company with respect to this bond shall be deemed to be satisfied and discharged, this bond shall cease to secure in any manner the Company’s obligations under the Agreement with respect to the payment of any Issuer Bonds outstanding under the Issuer Indenture, and, pursuant to Section 5.9 of the Issuer Indenture, the Issuer Trustee shall forthwith deliver this bond to the Trustee for cancellation.

The bonds of this series are issuable as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. In the manner and upon payment of the charges prescribed in the Mortgage, registered bonds without coupons of this series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

[END OF FORM OF BOND]”

PART IIA

DESCRIPTION OF BONDS OF THE FIFTY-THIRD SERIES

Bonds of the Fifty-third Series shall mature, subject to prior redemption, on the date set forth in the form of bond relating hereto hereinbefore set forth, and shall bear interest at the rate from time to time borne by the Mount Vernon 2015 Bonds; provided, however, that in no event shall the rate of interest borne by the Bonds of the Fifty-third Series exceed 12% per annum. Such interest shall be payable on the same dates as interest on the Mount Vernon 2015 Bonds, and all bonds of said series shall be designated as hereinbefore in the fifth WHEREAS clause set forth. Principal of, premium, if any, and interest on said bonds shall be payable, to the extent specified in the form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds without coupons; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered Bonds of the Fifty-third Series may be issued in the denomination of $1,000 and in such other denominations (in multiples of $1,000) as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds without coupons of said series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof for cancellation to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y. However, notwithstanding the provisions of Section 12 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series shall be in registered form without coupons, registrable as to principal, and shall be exchangeable for definitive bonds of said series when prepared.

The person in whose name any registered bond without coupons of the Fifty-third Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered either at the close of business on the day preceding the date of payment of such defaulted interest or on a subsequent record date for such payment if one shall have been established as hereinafter provided. A subsequent record date may be established by or on behalf of the Company by notice mailed to the holders of bonds not less than ten days preceding such record date, which record date shall be not more than 30 days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment date shall mean the Interest Payment Date (as defined in the Mount Vernon 2015 Indenture).

Except as provided in this Section, every registered bond without coupons of the Fifty-third Series shall be dated and shall bear interest as provided in Section 10 of the Indenture; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the record date for any interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the interest payment date to which interest has been paid.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Mount Vernon 2015 Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.1 of the Mount Vernon 2015 Indenture, the Bonds of the Fifty-third Series in a principal amount equal to the principal amount of such Mount Vernon 2015 Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such Bonds of the Fifty-third Series shall be surrendered to the Trustee for cancellation as provided in and subject to the terms of Section 10.1 of the Mount Vernon 2015 Indenture. The Trustee may at any time and all times conclusively assume that the obligation of the Company under the Mount Vernon 2015 Loan Agreement to make payments with respect to the principal of, premium, if any, and interest on the Mount Vernon 2015 Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, premium, if any, or interest on, the Mount Vernon 2015 Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Mount Vernon 2015 Loan Agreement, and (iii) the amount of the arrearage.

PART IIB

DESCRIPTION OF BONDS OF THE FIFTY-FOURTH SERIES

Bonds of the Fifty-fourth Series shall mature, subject to prior redemption, on the date set forth in the form of bond relating hereto hereinbefore set forth, and shall bear interest at the rate from time to time borne by the Warrick 2015 Bonds; provided, however, that in no event shall the rate of interest borne by the Bonds of the Fifty-fourth Series exceed 12% per annum. Such interest shall be payable on the same dates as interest on the Warrick 2015 Bonds, and all bonds of said series shall be designated as hereinbefore in the fifth WHEREAS clause set forth. Principal of, premium, if any, and interest on said bonds shall be payable, to the extent specified in the form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds without coupons; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Definitive registered Bonds of the Fifty-fourth Series may be issued in the denomination of $1,000 and in such other denominations (in multiples of $1,000) as the Board of Directors of the Company shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds without coupons of said series may be exchanged for a like aggregate principal amount of fully registered bonds without coupons of other authorized denominations of the same series, upon presentation and surrender thereof for cancellation to the Trustee at its principal corporate trust office in the Borough of Manhattan, The City of New York, N.Y. However, notwithstanding the provisions of Section 12 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company. The form of the temporary bonds of said series shall be in substantially the form of the form of registered bond hereinbefore recited with such appropriate changes therein as are required on account of the temporary nature thereof. Said temporary bonds of said series shall be in registered form without coupons, registrable as to principal, and shall be exchangeable for definitive bonds of said series when prepared.

The person in whose name any registered bond without coupons of the Fifty-fourth Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered either at the close of business on the day preceding the date of payment of such defaulted interest or on a subsequent record date for such payment if one shall have been established as hereinafter provided. A subsequent record date may be established by or on behalf of the Company by notice mailed to the holders of bonds not less than ten days preceding such record date, which record date shall be not more than 30 days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment date shall mean the Interest Payment Date (as defined in the Warrick 2015 Indenture).

Except as provided in this Section, every registered bond without coupons of the Fifty-fourth Series shall be dated and shall bear interest as provided in Section 10 of the Indenture; provided, however, that so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the record date for any interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; and provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the interest payment date to which interest has been paid.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the Warrick 2015 Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 10.1 of the Warrick 2015 Indenture, the Bonds of the Fifty-fourth Series in a principal amount equal to the principal amount of such Warrick 2015 Bonds shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such Bonds of the Fifty-fourth Series shall be surrendered to the Trustee for cancellation as provided in and subject to the terms of Section 10.1 of the Warrick 2015 Indenture. The Trustee may at any time and all times conclusively assume that the obligation of the Company under the Warrick 2015 Loan Agreement to make payments with respect to the principal of, premium, if any, and interest on the Warrick 2015 Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Issuer Trustee signed by one of its officers stating (i) that timely payment of principal of, premium, if any, or interest on, the Warrick 2015 Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Issuer Trustee pursuant to the Warrick 2015 Loan Agreement, and (iii) the amount of the arrearage.

PART IIIA

REDEMPTION PROVISIONS

Section 1. The Bonds of the Fifty-third Series shall be subject to redemption by the Company prior to maturity in the events and in the manner and at the redemption prices set forth in the form of Bond contained in Part IA hereof and not otherwise.

Section 2. In the manner provided by the provisions of Article IX of the Indenture, notice of redemption shall be mailed not less than 30 days and not more than 45 days prior to the date of redemption, to the registered owner of the Bonds of the Fifty-third Series, at the address thereof as the same shall appear on the transfer register of the Company; provided, however, that the owners of all of the Bonds of the Fifty-third Series may agree in writing with the Company to a shorter notice period with respect to their respective series, and such agreement, if filed with the Trustee, shall be binding on the Company.

PART IIIB

REDEMPTION PROVISIONS

Section 1. The Bonds of the Fifty-fourth Series shall be subject to redemption by the Company prior to maturity in the events and in the manner and at the redemption prices set forth in the form of Bond contained in Part IB hereof and not otherwise.

Section 2. In the manner provided by the provisions of Article IX of the Indenture, notice of redemption shall be mailed not less than 30 days and not more than 45 days prior to the date of redemption, to the registered owner of the Bonds of the Fifty-fourth Series, at the address thereof as the same shall appear on the transfer register of the Company; provided, however, that the owners of all of the Bonds of the Fifty-fourth Series may agree in writing with the Company to a shorter notice period with respect to their respective series, and such agreement, if filed with the Trustee, shall be binding on the Company.

PART IV

MISCELLANEOUS

Section 1. The Company covenants that the provisions of Section 36A of the Indenture and of Section 1.02 of the Supplemental Indenture dated as of July 1, 1948, which are to remain in effect so long as any bonds of the series referred to in said Section shall be outstanding under the Indenture, shall remain in full force and effect so long as any Bonds of the Fifty-third Series or Bonds of the Fifty-fourth Series shall be outstanding under the Indenture.

Section 2. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture, other than as set forth in the Mortgage. The Trustee shall not be responsible for the recitals herein or in the bonds (except the Trustee’s certificate of authentication), all of which are made by the Company solely.

Section 3. As supplemented and amended by this Supplemental Indenture, the Mortgage is in all respects ratified and confirmed, and the Mortgage and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 4. This Supplemental Indenture may be executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, party of the first part hereto, and DEUTSCHE BANK TRUST COMPANY AMERICAS, party of the second part hereto, have caused these presents to be executed in their respective names by their respective Presidents or one or more of their Vice Presidents, Assistant Vice Presidents or Associates and their respective seals to be hereunto affixed and attested by their respective Secretaries or one of their Assistant Secretaries, Vice Presidents, Assistant Vice Presidents or Associates, all as of the day and year first above written.

(SEAL)	SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

	By	/s/ M Naveed Mughal
M. NAVEED MUGHAL
Vice President and Treasurer

Attest:

/s/ Robert R. Heidorn
ROBERT E. HEIDORN
Senior Vice President, Chief Compliance Officer and Assistant Secretary

(SEAL)	DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company

	By	/s/ Jeffrey Schoenfeld
Assistant Vice President

	By	/s/ Chris Niesz
Associate

Attest:

/s/ Kenneth Ring III
Associate

STATE OF INDIANA	)
) SS
COUNTY OF VANDERBURGH	)

On this 28th day of August, 2015, before me, the undersigned, a notary public in and for the county and state aforesaid, personally came M. Naveed Mughal, to me known, who being by me duly sworn, did depose and say that he is Vice President and Treasurer of SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, one of the corporations described in and which executed the foregoing instrument; that SOUTHERN INDIANA GAS AND ELECTRIC COMPANY has an address of One Vectren Square, Evansville, Indiana 47708; that he knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order; and the said M. Naveed Mughal acknowledged the execution of the foregoing instrument on behalf of the said corporation as the voluntary act and deed of the said corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year first above written.

/s/ Marry Jernigan
Notary Public

(SEAL)

STATE OF NEW JERSEY	)
) SS
COUNTY OF HUDSON	)

On this 25th day of August, 2015, before me, the undersigned, a notary public in and for the county and state aforesaid, personally came Jeffrey Schoenfeld, to me known, who being by me duly sworn, did depose and say that he resides at 103 Bowne Court, Matawan, NJ 07747 and personally came Chris Niesz, to me known, who being by me duly sworn, did depose and say that he resides at 359 2nd street, Apt. 4E Hoboken, NJ 07030; that each is, respectively, an Vice President and an Assistant Vice President of DEUTSCHE BANK NATIONAL TRUST COMPANY, and duly authorized to sign on behalf of DEUTSCHE BANK TRUST COMPANY AMERICAS, one of the corporations described in and which executed the foregoing instrument; that each knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that each signed his or her name thereto by like order; and the said Jeffrey Schoenfeld and the said Chris Niesz acknowledged the execution of the foregoing instrument on behalf of the said corporation as the voluntary act and deed of the said corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year first above written.

/s/ Kathryn Fischer
Notary Public

(SEAL)

My Commission Expires:

My County of Residence is: Richmond

This instrument was prepared by William M. Libit.

I, William M. Libit, affirm, under the penalties for perjury, that I have taken reasonable care to redact each Social Security number in this document, unless required by law.

Prepared by and upon

recordation return to:

William M. Libit

Chapman and Cutler LLP

111 West Monroe Street

Chicago, Illinois 60603